A U D I T E D  S T A T U T O R Y - B A S I S  F I N A N C I A L

S T A T E M E N T S

John Hancock Life Insurance Company of New York

For the Years Ended December 31, 2023, 2022 and 2021

With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

YEARS ENDED DECEMBER 31, 2023, 2022 and 2021

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company of New York

Opinion

We have audited the statutory-basis financial statements of John Hancock Life Insurance Company of New York (the Company), which comprise the balance sheets as of December 31, 2023 and 2022, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2023, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, on the basis of accounting described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2023.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP
Boston, Massachusetts
April 3, 2024

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS—STATUTORY-BASIS

	December 31,
	2023	2022
(in millions)

Admitted assets
Cash and invested assets:
Bonds	$6,116	$6,167
Stocks:
Preferred stocks	17	15
Common stocks	82	64
Mortgage loans on real estate	588	624
Real estate:
Investment properties	247	241
Cash, cash equivalents and short-term investments	54	73
Policy loans	194	138
Derivatives	341	399
Receivable for securities	-	1
Other invested assets	731	778
Total cash and invested assets	8,370	8,500
Investment income due and accrued	77	69
Premiums due	4	6
Amounts recoverable from reinsurers	37	17
Funds held by or deposited with reinsured companies	703	751
Net deferred tax asset	92	124
Other reinsurance receivable	30	28
Amounts due from affiliates	324	278
Other assets	6	6
Assets held in separate accounts	8,024	7,348
Total admitted assets	$17,667	$17,127

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS—STATUTORY-BASIS

	December 31,
	2023	2022
(in millions)

Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$6,538	$6,602
Policyholders’ and beneficiaries’ funds	197	210
Dividends payable to policyholders	10	4
Policy benefits in process of payment	28	-
Other amount payable on reinsurance	56	82
Total policy and contract obligations	6,829	6,898
Payable to parent and affiliates	18	30
Transfers to (from) separate account due or accrued, net	(13)	(15)
Asset valuation reserve	179	187
Reinsurance in unauthorized companies	40	110
Funds withheld from unauthorized reinsurers	314	331
Interest maintenance reserve	531	559
Current federal income taxes payable	5	13
Derivatives	208	237
Payables for collateral on derivatives	61	81
Payables for securities	2	31
Other general account obligations	58	96
Obligations related to separate accounts	8,024	7,348
Total liabilities	16,256	15,906

Capital and surplus:
Common stock (par value $1; 3,000,000 shares authorized; 2,000,003 shares issued and outstanding at December 31, 2023 and 2022)	2	2
Paid-in surplus	913	913
Unassigned surplus	496	306
Total capital and surplus	1,411	1,221
Total liabilities and capital and surplus	$17,667	$17,127

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF OPERATIONS—STATUTORY-BASIS

	Years Ended December 31,
	2023	2022	2021
(in millions)

Premiums and other revenues:
Life and annuity premiums, net	$919	$(223)	$1,006
Consideration for supplementary contracts with life contingencies	16	8	9
Net investment income	332	353	410
Amortization of interest maintenance reserve	21	23	24
Commissions and expense allowance on reinsurance ceded	28	(40)	20
Reserve adjustment on reinsurance ceded	(116)	1,128	-
Separate account administrative and contract fees	94	97	109
Other revenue	29	26	32
Total premiums and other revenues	1,323	1,372	1,610

Benefits paid or provided:
Death, surrender and other contract benefits, net	1,357	1,347	1,690
Annuity benefits	94	134	145
Disability benefits	2	1	1
Interest and adjustments on policy or deposit-type funds	2	7	7
Payments on supplementary contracts with life contingencies	7	7	7
Increase (decrease) in life and annuity reserves	(64)	3	215
Total benefits paid or provided	1,398	1,499	2,065

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	49	53	72
General expenses	39	38	52
Insurance taxes, licenses and fees	12	15	13
Net transfers to (from) separate accounts	(426)	(262)	(712)
Investment income ceded	50	15	19
Other (income) deductions	(102)	(197)	(71)
Total insurance expenses and other deductions	(378)	(338)	(627)

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	303	211	172
Dividends to policyholders	14	11	9
Income (loss) from operations before federal income taxes and net realized capital gains (losses)	289	200	163
Federal income tax expense (benefit)	(32)	29	7
Income (loss) from operations before net realized capital gains (losses)	321	171	156

Net realized capital gains (losses)	(22)	42	(14)
Net income (loss)	$299	$213	$142

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS—STATUTORY-BASIS

	Common Stock	Paid-in Surplus	Unassigned Surplus (Deficit)	Total Capital and Surplus
(in millions)

Balances at January 1, 2021	$2	$913	$298	$1,213
Net income (loss)			142	142
Change in net unrealized capital gains (losses)			(55)	(55)
Change in net deferred income tax			7	7
Decrease (increase) in non-admitted assets			(11)	(11)
Change in liability for reinsurance in unauthorized reinsurance			(8)	(8)
Decrease (increase) in asset valuation reserves			36	36
Change in surplus as a result of reinsurance			(5)	(5)
Other adjustments, net			1	1
Balances at December 31, 2021	2	913	405	1,320

Net income (loss)			213	213
Change in net unrealized capital gains (losses)			(141)	(141)
Change in net deferred income tax			(8)	(8)
Decrease (increase) in non-admitted assets			(17)	(17)
Change in liability for reinsurance in unauthorized reinsurance			(87)	(87)
Decrease (increase) in asset valuation reserves			11	11
Dividend paid to Parent			(100)	(100)
Change in surplus as a result of reinsurance			30	30
Balances at December 31, 2022	2	913	306	1,221

Net income (loss)			299	299
Change in net unrealized capital gains (losses)			(40)	(40)
Change in net deferred income tax			(38)	(38)
Decrease (increase) in non-admitted assets			(3)	(3)
Change in liability for reinsurance in unauthorized reinsurance			70	70
Decrease (increase) in asset valuation reserves			8	8
Dividend paid to Parent			(100)	(100)
Change in surplus as a result of reinsurance			(6)	(6)
Balances at December 31, 2023	$2	$913	$496	$1,411

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOW—STATUTORY-BASIS

	Years Ended December 31,
	2023	2022	2021

(in millions)

Operations
Premiums and other considerations collected, net of reinsurance	$936	$937	$1,017
Net investment income received	330	371	422
Separate account fees	94	97	109
Commissions and expenses allowance on reinsurance ceded	22	(10)	15
Miscellaneous income	43	41	61
Benefits and losses paid	(1,595)	(1,481)	(1,883)
Net transfers from (to) separate accounts	428	265	715
Commissions and expenses (paid) recovered	(14)	73	(57)
Dividends paid to policyholders	(9)	(12)	(12)
Federal and foreign income and capital gain taxes (paid) recovered	(15)	(26)	(121)
Net cash provided by operating activities	220	255	266

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	482	1,438	3,475
Stocks	10	3	49
Mortgage loans on real estate	56	87	117
Other invested assets	73	107	192
Derivatives	11	76	-
Total investment proceeds	632	1,711	3,833

Cost of investments acquired:
Bonds	436	1,847	3,923
Stocks	24	-	5
Mortgage loans on real estate	21	52	94
Real estate	10	10	4
Other invested assets	50	26	79
Derivatives	-	-	29
Total cost of investments acquired	541	1,935	4,134
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	(48)	80	(15)
Net (increase) decrease in policy loans	(56)	(3)	(7)
Net cash provided by (used in) investment activities	(13)	(147)	(323)

Financing and miscellaneous activities
Net deposits (withdrawals) on deposit-type contracts	(12)	(11)	(5)
Repurchase Agreements	(31)	31	-
Dividend paid to parent	(100)	(100)	-
Other cash provided (applied)	(83)	28	72
Net cash provided by (used in) financing and miscellaneous activities	(226)	(52)	67

Net increase (decrease) in cash, cash equivalents and short-term investments	(19)	56	10
Cash, cash equivalents and short-term investments at beginning of year	73	17	7
Cash, cash equivalents and short-term investments at end of year	$54	$73	$17

Non-cash activities during the year:
Bonds transfer of assets	$-	$-	$10
Mortgage loans transfer of assets	-	-	(10)

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company of New York (the “Company”) is a life insurance company organized on February 10, 1992 under the laws of the State of New York. The New York State Department of Financial Services (the “Insurance Department”) granted the Company a license to operate on July 22, 1992. The Company is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”). JHUSA is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of financial protection and wealth management products and services to both individual and institutional customers. Through its insurance operations, the Company offers a variety of individual life insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, and financial planners. The Company also offers a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of JHUSA, acts as the principal underwriter of variable life contracts and other products issued by the Company.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of New York. The New York Superintendent of the Insurance Department (the “Superintendent”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when the entity does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity, including the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate held for the production of income is reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other hedging purposes, also known as economic hedges, do not meet the criteria to qualify for hedge accounting. These derivative instruments are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) which are carried based on the underlying audited GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. Interest rate swaps and swaptions supporting our Variable Annuities dynamic hedging program are not in an accounting hedge relationship and any realized capital gains (losses) on these sold interest rate swaps and swaptions are not deferred to IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding electronic data processing (“EDP”) equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill is reported in other invested assets in the Balance Sheets.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2023, 2022 and 2021, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally deferred income taxes, the Company’s investment in John Hancock Variable Trust Advisers LLC (“JHVTA”) (formerly John Hancock Investment Management Services, LLC), an affiliated company, other invested assets, furniture and equipment, prepaid expenses, and other assets not specifically identified as admitted assets within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Policy Reserves: Reserves for life, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Superintendent.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

●

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. At December 31, 2023 and 2022, the Company held reserves of $ 360 million and $ 404 million, respectively, on insurance in-force amounts for which gross premiums were less than net premiums according to the standard of valuation set by the State of New York.

●	At December 31, 2023 and 2022, the Company held reserves of $600 million and $800 million, respectively, as a result of asset adequacy testing (“AAT”).

●

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables and using principally the Commissioner’s Reserve Valuation Method. In 2020, the New York State Department of Financial Services (“NY DFS”) adopted Insurance Regulation 213 (“Reg 213”) amendments, introducing the NY DFS’s version of principle-based reserving (“PBR”) for companies filing in New York. The Company received approval for a 1-year deferral on PBR implementation for Permanent Life policies. At December 31, 2021, PBR has been implemented for Term Life, Permanent Life and Variable Annuity policies.

●

Annuity and supplementary contracts with life contingency reserves are based principally on the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983 and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the A-2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Reserving Mortality Table.

●	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

●

For life insurance, the calendar year exact method is used to calculate the reserve at December 31, 2023 and 2022. Reserves at December 31, 2023 and 2022 are calculated based on the rated age. For certain policies with substandard table ratings, substandard multiple extras are applied via the Lotter method.

●

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

●

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

●

Reserves for variable deferred annuity contracts are calculated in accordance with NY DFS Reg 213 §103.6. The reserve is calculated using stochastic scenarios and assumptions set by the Company, subject to two reserve floors, one based on a standardized calculation using prescribed stochastic scenarios and assumptions, the other using a prescribed, standard scenario.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of New York to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions and expense allowances allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial gain is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. The provision for federal and foreign income taxes incurred in the Statements of Operations is different from that which would be obtained by applying the statutory federal income tax rate to income before income tax (including realized capital gains). For additional information, see the Federal Income Taxes Note for reconciliation of effective tax rate.

Participating Insurance and Policyholder Dividends: Participating business which is assumed from JHUSA, represented approximately 13% and 14% of the Company’s aggregate reserve for group fixed annuity and life contracts at December 31, 2023 and 2022, respectively. The amount of policyholders’ dividends to be paid is approved annually by JHUSA’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholders’ dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and the IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income; and (q) lease liabilities would be recognized for future cash flows of leases, with offsetting right of use assets.

Reclassifications: Certain prior year amounts in the Company’s statutory-basis financial statements have been reclassified to conform to the current year financial statement presentation.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

3. Permitted or Prescribed Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of New York’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of New York. The Superintendent has the authority to prescribe or permit other specific practices that deviate from prescribed practices. As of December 31, 2023 and 2022, the Superintendent had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

During 2021, the NAIC Valuation of Securities Task Force (“VOSTF”) adopted changes to the Purposes and Procedures Manual of the NAIC Investment Analysis Office (“P&P Manual”) for real estate lease-backed securities, impacting the assets reclassified under the guidelines for ground lease financing transactions. As a result, the Company reclassified $10 million from mortgage loans to bonds. The reclassifications had no material impact on the Company’s financial position, results of operations, financial statement disclosures and Risk-Based Capital.

Adoption of New Accounting Standards

Effective December 31, 2023, the NAIC adopted INT 23-04T: Scottish Re Life Reinsurance Liquidations (“Scottish Re Guidance”) that provides accounting and reporting guidance for ceding entities with the life reinsurance counterparty Scottish Re, which is in liquidation. The Scottish Re Guidance was developed after the NAIC received questions from industry and regulators in respect of Scottish Re’s liquidation and guidance on impairment, reporting, and admissibility of reinsurance recoverables. Under the proposed Scottish Re Guidance, (i) unpaid claims and other amounts that are in dispute or not collateralized by a credit for reinsurance trust are nonadmitted, while (ii) (a) undisputed claims incurred before contract cancellation, and paid before the reporting period, and (b) undisputed amounts secured by a credit for reinsurance trust, in each case, may be admitted. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

During August 2023, the NAIC adopted INT 23-01T — Net Negative (Disallowed) Interest Maintenance Reserve (“IMR”) (“INT 23-01T”). INT 23-01T provides optional, limited-term guidance for the assessment of net negative (disallowed) IMR for up to 10% of adjusted general account capital and surplus. An insurer’s capital and surplus must first be adjusted to exclude certain “soft assets” including net positive goodwill, electronic data processing equipment and operating system software, net deferred tax assets and admitted net negative (disallowed) IMR. An insurer will only be able to admit the negative IMR if the insurer’s risk-based capital (“RBC”) is over 300% authorized control level after adjusting to remove the assets described above. As adopted, negative IMR may be admitted first in the insurer’s general account and then, if all disallowed IMR in the general account is admitted and the percentage limit is not reached, to the separate account proportionately between insulated and noninsulated accounts. If the insurer can demonstrate historical practice in which acquired gains from derivatives were also reversed to IMR (as liabilities) and amortized, there is no exclusion for derivatives losses. INT 23-01T was adopted by the Company in August 2023 and will be effective through December 31, 2025. To the extent the Company’s IMR balance is a net negative, the effects of INT 23-01T will be reflected in the Company’s financial position, results of operations, and financial statement disclosures.

In September 2023, the NAIC adopted INT 23-03 - Inflation Reduction Act – Corporate Alternative Minimum Tax (“CAMT”) (“INT 23-03”) for periods on and after the year-end 2023. INT 23-03 provides guidance for: 1) Companies not required to perform the CAMT calculation; 2) Companies required to do the CAMT calculation and may or may not have to pay CAMT, and 3) Companies that must perform the CAMT calculation, but have a tax sharing agreement that excludes them from paying CAMT. INT 23-03 follows existing guidance in SSAP No. 101 - Income Taxes to the extent practicable for the CAMT, includes disclosure requirements, and provides transition guidance including allowing reliance on unapproved tax sharing agreements filed by year end, with domiciliary Department of Insurance consent. The Company is assessing the impact of this guidance on the Company’s financial position, results of operations, and financial statement disclosures.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

INT 22-02: Third Quarter 2022 Reporting of the Inflation Reduction Act — CAMT (“INT 22-02”) initially provided interpretive guidance for third quarter 2022 reporting purposes. In this statutory interpretation, a consensus was reached that a reasonable estimate for the tax calculations affected by the CAMT was not determinable for reporting in the third quarter 2022 statutory-basis financial statements. Because reasonable estimates were not determinable, reporting entities did not record the effect of the CAMT in their quarterly statement blank, but they were required to make certain disclosures regarding the CAMT and the Act. Statutory Accounting Principles Working Group (“SAPWG”) subsequently revised INT 22-02 to extend its applicability to year-end 2022 and first quarter 2023 statutory-basis financial statements, with an additional disclosure requirement related to a reporting entity’s status as an applicable corporation. The revised statutory interpretation also provides an exception such that updated estimates or tax calculations affected by the Act determined after the filing date of the relevant financial statements (i.e., annual or quarterly statement blank) would not be recognized as Type I subsequent events. This exception is intended to prevent a reporting entity from having to amend its audited statutory-basis financial statements for material Type I subsequent events resulting from updated information received after the filing date of the 2022 annual statement blank related to the accounting for the enactment of the Act. INT 22-02 was automatically nullified on 15 June 2023.

On August 10, 2022, the NAIC adopted the amendments to SSAP No. 86, Derivatives, after interested parties submitted comments in favor of them. This adoption created Exhibit A, which accepts U.S. GAAP guidance with modifications for assessing hedge efficacy, and SSAP No. 86, which contains measurement technique instructions for excluded components. These changes were effective beginning January 1, 2023, and early adoption was permitted. This was adopted by the Company in 2023 and did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In May 2022, the Group Capital Calculation (“GCC”) Working Group of the NAIC adopted the 2022 GCC Instructions and Template which will be used by a number of states for year-end 2022 filings. This comes after the NAIC had previously adopted the initial GCC Instructions and Template in November 2020 along with revisions to NAIC Model Law #440, Insurance Holding Company System Regulatory Act, and Model Law #450, the Insurance Holding Company System Model Regulation with Reporting Forms and Instructions. The amendments to the models provide legislative language for states use in enabling the GCC. The purpose of the calculation is to provide additional analytical information to the lead state supervisor in charge of a group. As a wholly owned subsidiary of MFC subject to the supervision of the group’s activities on a consolidated basis, including capital adequacy, by the Canadian Insurance Regulator, the Office of the Superintendent of Financial Institutions (“OSFI”), the Company is not subject to these new capital calculations.

In April 2022, the NAIC adopted non-substantive revisions to the Statement of Statutory Accounting Principles (“SSAP”) No. 43R, Loan-Backed and Structured Securities, to reflect updated NAIC designation/NAIC designation category guidance adopted by the Valuation of Securities (E) Task Force (“VOSTF”) in October 2021 to the Purposes and Procedures Manual of the NAIC Investment Analysis Office, for residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). The updated instructions designate that 1) modeled RMBS/CMBS tranches that do not have expected losses will be assigned an NAIC 1 Designation and a NAIC 1.A. Designation Category, and 2) financial modeling for “legacy” RMBS/CMBS securities (those that closed prior to January 1, 2013), shall continue to utilize the insurer’s carrying value for said modeling. Adoption of the new guidance happened in the ordinary course of the Company’ operations and did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

On September 22, 2017, The Bilateral Agreement Between the United States of America and the European Union (EU) on Prudential Measures Regarding Insurance and Reinsurance, known as the Covered Agreement, was signed by the United States Department of the Treasury and the US Trade Representative. The Covered Agreement includes provisions that serve to reduce reinsurance collateral requirements for certified reinsurers that are licensed and domiciled in Qualified Jurisdictions. On June 25, 2019, the NAIC Executive Committee adopted revisions to the Credit for Reinsurance Model Law (#785) and Credit for Reinsurance Model Regulation (#786), which implement the reinsurance collateral provisions of the Covered Agreements with the European Union (EU) and the United Kingdom (UK). These revisions create a new type of jurisdiction, which is called a Reciprocal Jurisdiction and eliminate reinsurance collateral requirements and local presence requirements for EU and UK reinsurers that maintain a minimum amount of own-funds equivalent to $250 million and a solvency capital requirement (SCR) of 100% under Solvency II. The revisions also provide Reciprocal Jurisdiction status for accredited U.S. jurisdictions and Qualified Jurisdictions if they meet certain requirements in the credit for reinsurance models. U.S. states were to adopt these revisions prior to September 1, 2022 or face potential federal preemption by the Federal Insurance Office. To avoid preemption, the laws were enacted prior to September 1, 2022, and must adhere exactly to the models as they have been adopted by the NAIC. On December 7, 2019, the Statutory Accounting Principles (E) Working Group adopted revisions to Appendix A-785 to incorporate the updates from the adopted Credit for Reinsurance Model Law (#785) and the Credit for Reinsurance Model Regulation (#786) that include the relevant provisions from the Covered Agreement. The State of New York enacted and adopted #785 and #786 legislation effective September 1, 2021. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In August 2016, the NAIC adopted substantive revisions to SSAP No. 51 – Life Contracts in order to allow PBR for life insurance contracts as specified in the Valuation Manual. Current statutory accounting guidance refers to existing model laws for reserving guidance which are primarily based on formulaic methodology. Also, in June 2016, the NAIC adopted updates to Appendix A-820: Minimum Life and Annuity Reserve Standards as part of the PBR project, which incorporate relevant aspects of the 2009 revisions to the Standard Valuation Law (Model #820) into Appendix A-820. The effective date is January 1, 2017 and companies are allowed to defer adoption for three years until January 1, 2020. NY DFS adopted Reg 213 amendments in 2020. The Company previously received approval from NY DFS to defer this adoption until January 1, 2021 for Permanent Life policies. PBR has now been implemented for Term Life policies (new policies written after adoption), and Variable Annuity policies (all in-force) and Permanent Life policies. Adoption is on a prospective basis, therefore, there was no impact to surplus upon adoption.

Future Adoption of New Accounting Standards

During August 2023, the NAIC adopted revisions to SSAP No. 26R - Bonds, SSAP No. 43R - Loan-Backed and Structured Securities, and other related SSAPs in connection with its principle-based bond definition project (the “Bond Project”). The adoption of these revisions marks a significant milestone in the Bond Project, which began in October 2020 through the development of a principle-based bond definition to be used for all securities in determining whether they qualify for reporting on Schedule D, Part 1. Within the bond definition, bonds are classified as an “issuer credit obligation” or an “asset backed security.” An “issuer credit obligation” is defined as a bond where repayment is supported by the general creditworthiness of an operating entity, and an “asset backed security” is defined as a bond issued by an entity created for the primary purpose of raising capital through debt backed by financial assets. The revisions to SSAP No. 26R reflect the principle-based bond definition, and SSAP No. 43R provides revised accounting and reporting guidance for investments that qualify as asset-backed securities under the revised bond definition. Upon adoption, investments that do not qualify as bonds will not be permitted to be reported as bonds on Schedule D, Part 1 thereafter as there will be no grandfathering for existing investments that do not qualify under the revised SSAPs. However, certain accommodations may be made to prevent undue hardship for reporting entities complying with the new guidance. The revisions will be effective for periods beginning after January 1, 2025. The effective date is intended to allow reporting entities to assess their investment portfolios in accordance with the adopted bond concepts and to allow training and education materials to be developed that reflect the adopted bond definition. The Company is assessing the impact of this guidance on the Company’s financial position, results of operations, and financial statement disclosures.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2023, 2022 and 2021.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2023:
U.S. government and agencies	$2,851	$-	$(850)	$2,001
States and political subdivisions	148	1	(23)	126
Foreign governments	43	14	(3)	54
Corporate bonds	2,783	23	(344)	2,462
Mortgage-backed and asset-backed securities	291	2	(22)	271
Total bonds	$6,116	$40	$(1,242)	$4,914

December 31, 2022:
U.S. government and agencies	$2,823	$-	$(857)	$1,966
States and political subdivisions	148	-	(28)	120
Foreign governments	42	1	(4)	39
Corporate bonds	2,823	9	(419)	2,413
Mortgage-backed and asset-backed securities	331	3	(33)	301
Total bonds	$6,167	$13	$(1,341)	$4,839

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2023, by contractual maturity, is as follows:

	Carrying Value	Fair Value
(in millions)
Due in one year or less	$67	$65
Due after one year through five years	786	761
Due after five years through ten years	621	584
Due after ten years	4,351	3,233
Mortgage-backed and asset-backed securities	291	271
Total	$6,116	$4,914

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

	December 31,
	2023	2022
(in millions)
At fair value:
Bonds and cash pledged in support of over-the-counter derivative instruments	$2	$6
Bonds and cash pledged in support of exchange-traded futures	8	11
Bonds and cash pledged in support of cleared interest rate swaps	39	31
Total fair value	$49	$48

At carrying value:
Bonds on deposit with government authorities	$-	$-
Bonds held in trust	-	-
Pledged collateral under reinsurance agreements	-	-
Total carrying value	$-	$-

At December 31, 2023 and 2022, the Company held below investment grade corporate bonds of $104 million and $56 million, with an aggregate fair value of $87 million and $46 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Impairment is considered to have occurred, based on management’s judgment, when it is deemed probable that the Company will not be able to collect all amounts due according to the debt security’s contractual terms. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

At December 31, 2023 and 2022, the Company had no Other-Than-Temporary Impairments (OTTI) for loan-backed and structured securities.

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
(in millions)
December 31, 2023:
U.S. government and agencies	$88	$(1)	$1,893	$(849)	$1,981	$(850)
States and political subdivisions	-	-	106	(23)	106	(23)
Foreign governments	-	-	7	(3)	7	(3)
Corporate bonds	112	(3)	1,827	(341)	1,939	(344)
Mortgage-backed and asset-backed securities	14	-	172	(22)	186	(22)
Total	$214	$(4)	$4,005	$(1,238)	$4,219	$(1,242)

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
(in millions)
December 31, 2022:
U.S. government and agencies	$1,178	$(496)	$785	$(361)	$1,963	$(857)
States and political subdivisions	74	(20)	27	(8)	101	(28)
Foreign governments	-	-	7	(4)	7	(4)
Corporate bonds	1,612	(269)	412	(150)	2,024	(419)
Mortgage-backed and asset-backed securities	203	(23)	22	(10)	225	(33)
Total	$3,067	$(808)	$1,253	$(533)	$4,320	$(1,341)

At December 31, 2023 and 2022, there were 588 and 659 bonds that had a gross unrealized loss of which the single largest unrealized loss was $342 million and $341 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and therefore widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The sales of investments in bonds, including non-cash sales from reinsurance transactions, resulted in the following:

	Years Ended December 31,
	2023	2022	2021
(in millions)
Proceeds	$492	$1,280	$3,079
Realized gross gains	1	3	64
Realized gross losses	(10)	(42)	(129)

For the years ended December 31, 2023 and 2022, realized capital losses include $0 million and $0 million related to bonds that had experienced an other-than-temporary decline in value and were comprised of 0 and 0 securities, respectively.

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2023 and 2022.

Affiliate Transactions

In 2022, the Company sold certain bonds to an affiliate, JHUSA. These bonds had a book value of $185 million and fair value of $161 million. The Company recognized $24 million in pre-tax realized losses before transfer to the IMR.

In 2022, the Company acquired at fair value, certain bonds from an affiliate, Manulife Reinsurance Bermuda Limited (“MRBL”), for $124 million.

In 2021, the Company sold certain bonds to an affiliate, JHUSA. These bonds had a book value of $209 million and fair value of $214 million. The Company recognized $5 million in pre-tax realized gains before transfer to the IMR.

In 2021, the Company sold certain bonds to an affiliate, John Hancock Reassurance Company Limited (“JHRECO”). These bonds had a book value of $50 million and fair value of $49 million. The Company recognized $1 million in pre-tax realized loss before transfer to the IMR.

In 2021, the Company acquired at fair value, certain bonds from an affiliate, JHUSA, for $72 million.

In 2021, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $46 million.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Preferred and Common Stocks

Cost and fair value of the Company’s investments in preferred and common stocks are summarized as follow:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2023:
Preferred stocks:
Nonaffiliated	$8	$9	$-	$17
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	64	18	-	82
Affiliates*	-	-	-	-
Total stocks	$72	$27	$-	$99

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2022:
Preferred stocks:
Nonaffiliated	$8	$7	$-	$15
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	49	16	(1)	64
Affiliates*	-	-	-	-
Total stocks	$57	$23	$(1)	$79

*Affiliates - fair value represents the carrying value

At December 31, 2023 and 2022, there were 9 and 13 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $0 million and $0 million at December 31, 2023 and 2022, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2023, 2022 and 2021, realized capital losses include $0 million, $0 million, and $0 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 0, 0, and 0 securities, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Mortgage Loans on Real Estate

At December 31, 2023 and 2022, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2023:
Property Type	Carrying Value	Geographic Concentration	Carrying Value
(in millions)		(in millions)
Apartments	$222	East North Central	$26
Industrial	77	East South Central	8
Office buildings	113	Middle Atlantic	147
Retail	113	Mountain	41
Agricultural	-	New England	14
Agribusiness	1	Pacific	228
Mixed use	-	South Atlantic	47
Other	63	West North Central	36
Allowance	(1)	West South Central	42
		Canada / Other	-
		Allowance	(1)
Total mortgage loans on real estate	$588	Total mortgage loans on real estate	$588

December 31, 2022:
Property Type	Carrying Value	Geographic Concentration	Carrying Value
(in millions)		(in millions)
Apartments	$237	East North Central	$46
Industrial	78	East South Central	5
Office buildings	134	Middle Atlantic	144
Retail	117	Mountain	42
Agricultural	-	New England	14
Agribusiness	1	Pacific	241
Mixed use	-	South Atlantic	54
Other	57	West North Central	37
Allowance	-	West South Central	41
		Canada / Other	-
		Allowance	-
Total mortgage loans on real estate	$624	Total mortgage loans on real estate	$624

At December 31, 2023, the aggregate mortgages outstanding to any one borrower do not exceed $31 million.

During 2023, the respective maximum and minimum lending rates for mortgage loans issued were 7.12% and 5.76% for commercial loans. The Company issued no agricultural loans during 2023 or 2022. The Company issued no purchase money mortgages in 2023 or 2022. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgages does not exceed 75%. The average recorded investment in impaired loans was $0 million and $0 million at December 31, 2023 and 2022, respectively. The Company recognized $0 million, $0 million, and $0 million of interest income during the period the loans were impaired for the years ended December 31, 2023, 2022 and 2021, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table shows the age analysis of mortgage loans aggregated by type:

	Farm	Residential	Commercial	Mezzanine	Total
(in millions)
December 31, 2023:
Recorded Investment
Current	$1	$-	$587	$1	$589
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

December 31, 2022:
Recorded Investment
Current	$1	$-	$622	$1	$624
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

The Company had no recorded investment of mortgage loans 90 to 179 days or 180 days or greater past due still accruing interest or where interest has been reduced in 2023 and 2022. The Company was not a participant or co-lender in a mortgage loan agreement in 2023 and 2022.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2023	2022
(in millions)
AAA	$-	$18
AA	219	204
A	193	250
BBB	164	151
BB	12	1
B and lower and unrated	-	-
Total	$588	$624

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2023	2022
(in millions)
Properties occupied by the company	$-	$-
Properties held for the production of income	300	289
Properties held for sale	-	-
Less accumulated depreciation	(53)	(48)
Total	$247	$241

The Company recorded $0 million, $0 million, and $0 million of impairments on real estate investments during the years ended December 31, 2023, 2022 and 2021, respectively.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2023 and 2022.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $0 million, $8 million, and $0 million of impairments on partnerships and LLCs in 2023, 2022, and 2021, respectively. Any impairment is based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of another invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Other

The Company had no exposure to the subprime mortgage related risk at December 31, 2023 or 2022.

The Company enters into repurchase agreements for operational funding and to meet short-term liquidity funding requirements. The carrying value of the transferred assets and obligations related to their repurchase, which approximate fair value, are $0 million and $31 million as of December 31, 2023 and 2022, respectively.

The Company enters into reverse repurchase agreements to meet short-term funding requirements and to generate interest income. As of December 31, 2023 and 2022, the Company had $0 million and $31 million of reverse repurchase agreements which are recorded as cash equivalents.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	Years Ended December 31,
	2023	2022	2021
(in millions)
Income:
Bonds	$191	$177	$166
Preferred stocks	-	-	-
Common stocks	-	-	1
Mortgage loans on real estate	24	30	31
Real estate	33	35	34
Policy loans	10	6	6
Cash, cash equivalents and short-term investments	16	5	-
Other invested assets	90	119	168
Derivatives	16	28	45
Other income	(4)	(2)	-
Total investment income	376	398	451

Expenses
Investment expenses	(35)	(36)	(32)
Investment taxes, licenses and fees, excluding federal income taxes	(4)	(4)	(4)
Investment interest expense	-	-	-
Depreciation on real estate and other invested assets	(5)	(5)	(5)
Total investment expenses	(44)	(45)	(41)
Net investment income	$332	$353	$410

Other invested assets above represent income earned from the Company’s investment in JHVTA.

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

		Years Ended December 31,
	2023	2022	2021
(in millions)
Realized capital gains (losses)	$9	$(14)	$(69)

Less amount transferred to the IMR (net of related tax benefit (expense) of $2 in 2023, $13 in 2022, and $16 in 2021)	(7)	(49)	(61)
Realized capital gains (losses) before tax	16	35	(8)
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	38	(7)	6
Net realized capital gains (losses)	$(22)	$42	$(14)

Net Negative (Disallowed) IMR

At December 31, 2023, the Company had no net negative (disallowed) IMR balance.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps and futures agreements to manage current and anticipated exposures to changes in interest rates and equity market prices.

Over-the-counter (“OTC”) bilateral swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency.

Cleared OTC interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements and cleared interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

Equity Market Contracts. Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options in other hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships and other hedging relationships:

		December 31, 2023

(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$142	$2	$-	$24	$-
Cash flow hedges	Interest rate swaps	-	-	-	-	-
Total Derivatives in Effective Hedge Accounting Relationships		$142	$2	$-	$24	$-

Other Hedging Relationships
	Interest rate swaps	$6,350	$336	$207	$336	$207
	Interest rate futures	37	-	-	-	-
	Equity index options	179	3	-	3	-
	Equity index futures	64	-	-	-	-
	Forwards	$1	-	$1	-	1
Total Derivatives in Other Hedging Relationship		$6,631	$339	$208	$339	$208
Total Derivatives		$6,773	$341	$208	$363	$208

		December 31, 2022

(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$143	$2	$-	$25	$-
Cash flow hedges	Interest rate swaps	-	-	-	-	-
Total Derivatives in Effective Hedge Accounting Relationships		$143	$2	$-	$25	$-

Other Hedging Relationships
	Interest rate swaps	$6,250	$397	$234	$397	$234
	Interest rate futures	45	-	-	-	-
	Equity index options	158	-	3	-	3
	Equity index futures	38	-	-	-	-
Total Derivatives in Other Hedging Relationships		$6,491	$397	$237	$397	$237
Total Derivatives		$6,634	$399	$237	$422	$237

Hedging Relationships

The Company does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2023, 2022 and 2021, the Company recorded net unrealized gains/(losses) of $0 million, $0 million, and ($1) million, respectively related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions.

For the year ended December 31, 2023, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 0 years.

Derivatives Not Designated as Hedging Instruments (Economic Hedges). The Company enters into interest rate swap agreements and interest rate futures contracts to manage exposure to interest rates without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”), guaranteed minimum death benefit (“GMDB”), guaranteed minimum income benefit (“GMIB”) and retirement plan services (“RPS”) – Guaranteed Income for Life (“GIFL”) benefit. These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB, GMDB, GMIB and RPS GIFL guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Standard & Poor’s 500 (“S&P”), Russell 2000, and MSCI EAFE indices), and U.S. Treasury futures to match the sensitivities of the GMWB, GMDB, GMIB and RPS GIFL liabilities to the market risk factors.

The Company deferred net realized gains (losses) of $0 million, $0 million, and $0 million (including $0 million, $0 million, and $0 million of gains (losses) for derivatives in other hedging relationships) related to interest rates for the years ended December 31, 2023, 2022 and 2021, respectively. Deferred net realized gains (losses) are reported in the IMR and amortized over the remaining period to expiration date.

For the years ended December 31, 2023, 2022 and 2021 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2023	2022	2021
(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$(33)	$(227)	$(118)
Interest rate futures	(1)	-	-
Equity index options	5	(5)	1
Equity index futures	(3)	6	(2)
Forward	$(2)	-	-
Total net unrealized capital gain (loss)	$(34)	$(226)	$(119)

Net realized capital gain (loss):
Interest rate swaps	$21	$(6)	$(1)
Interest rate futures	2	26	4
Equity index options	1	(3)	6
Equity index futures	(9)	52	(37)
Total net realized capital gain (loss)	$15	$69	$(28)
Total gain (loss) from derivatives in other hedging relationships	$(19)	$(157)	$(147)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2023 and 2022, the Company had accepted collateral consisting of cash of $61 million and $81 million and various securities with a fair value of $132 million and $124 million, respectively, which are held in separate custodial accounts. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

Financing Premiums

The following table presents the Company’s aggregate, non-discounted total premium cost for derivative contracts with financing premiums and the premium cost due in each of the following years, and thereafter.

Fiscal Year	Derivative Premium Payments Due
(in millions)
2024	$8
2025	-
2026	-
2027	-
Thereafter	-
Total Future Settled Premiums	$8

	Undiscounted Future Premium Commitments	Derivative Fair Value With Premium Commitments	Derivative Fair Value Excluding Impact of Future Settled Premiums
(in millions)
Prior Year	$7	$(2)	$4
Current Year	$8	$3	$10

Other

The Company is a co-guarantor of a joint venture arrangement with Enviva Holdings (“Enviva”), a publicly traded U.S. wood pellet provider. The guarantee ends in December 2034 with an escalating liability cap. The Company is indemnified by Enviva under the guarantee; should Enviva not be able to uphold the indemnity agreement, the Company is subject to pay the lesser of the guaranteed cap or the excess of market pricing over contracted pricing to fulfill the total contracted volume.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Due to an unexpected decline in financial performance of Enviva in 2023, the chance that the Company will have to pay on its guarantee increased. Therefore, a liability (loss) of $2 million was recognized on the balance sheet as of December 31, 2023. The Enviva guarantee is classified as a Forward - Other Derivative.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

●

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include common stocks, derivatives, and separate account assets and liabilities.

●	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

Bonds – For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate –The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

Cash, Cash Equivalents and Short-Term Investments – The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves – Policy reserves consist of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries’ Funds – Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Fair value disclosure is not required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

●

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

●

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most bonds are classified within Level 2. Also, included in the Level 2 category are certain separate account assets and liabilities and derivative assets and liabilities.

●

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include less liquid securities such as securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts consist of investments in mutual funds with values that are based upon quoted market prices or reported net asset values (“NAV”). Open-ended mutual fund investments that are traded in an active market and have a publicly available price are included in Level 1. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2023
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)
(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-	$-
Loan-backed and structured securities	-	-	-	-	-	-
Total bonds with NAIC 6 rating	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-
Total preferred stocks	-	-	-	-	-	-
Common stocks:
Industrial and misc	82	82	68	-	14	-
Total common stocks	82	82	68	-	14	-
Derivatives:
Interest rate swaps	336	336	-	336	-	-
Interest rate treasury locks	-	-	-	-	-	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	3	3	-	3	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	339	339	-	339	-	-
Assets held in separate accounts	8,024	8,024	8,024	-	-	-
Total assets	$8,445	$8,445	$8,092	$339	$14	$-

Liabilities:
Derivatives:
Interest rate swaps	$207	$207	$-	$207	$-	$-
Interest rate treasury locks	-	-	-	-	-	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	-	-	-	-	-	-
Equity index futures	-	-	-	-	-	-
Forward contracts	1	1	-	-	1	-
Total derivatives	208	208	-	207	1	-
Liabilities held in separate accounts	8,024	8,024	8,024	-	-	-
Total liabilities	$8,232	$8,232	$8,024	$207	$1	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

December 31, 2022
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)
(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-	$-
Loan-backed and structured securities	-	-	-	-	-	-
Total bonds with NAIC 6 rating	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-
Total preferred stocks	-	-	-	-	-	-
Common stocks:
Industrial and misc	64	64	45	-	19	-
Total common stocks	64	64	45	-	19	-
Derivatives:
Interest rate swaps	397	397	-	397	-	-
Interest rate treasury locks	-	-	-	-	-	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	-	-	-	-	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	397	397	-	397	-	-
Assets held in separate accounts	7,348	7,348	7,348	-	-	-
Total assets	$7,809	$7,809	$7,393	$397	$19	$-

Liabilities:
Derivatives:
Interest rate swaps	$234	$234	$-	$234	$-	$-
Interest rate treasury locks	-	-	-	-	-	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	3	3	-	3	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	237	237	-	237	-	-
Liabilities held in separate accounts	7,348	7,348	7,348	-	-	-
Total liabilities	$7,585	$7,585	$7,348	$237	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Fair Value of Financial Instruments Not Reported at Fair Value in the Balance Sheet

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2023
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3
(in millions)
Assets:
Bonds (1)	$6,116	$4,914	$-	$4,878	$36
Preferred stocks	17	17	-	-	17
Mortgage loans on real estate	588	547	-	-	547
Cash, cash equivalents and short term investments	54	54	54	-	-
Policy loans	194	194	-	194	-
Derivatives in effective hedge accounting and RSAT relationships	2	24	-	24	-
Total assets	$6,971	$5,750	$54	$5,096	$600

Liabilities:
Consumer notes	$-	$-	$-	$-	$-
Borrowed money	-	-	-	-	-
Policy reserves	60	60	-	-	60
Policyholders’ and beneficiaries’ funds	119	126	-	126	-
Derivatives in effective hedge accounting and RSAT relationships	-	-	-	-	-
Total liabilities	$179	$186	$-	$126	$60

	December 31, 2022
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3
(in millions)
Assets:
Bonds (1)	$6,167	$4,839	$96	$4,615	$128
Preferred stocks	15	15	-	-	15
Mortgage loans on real estate	624	567	-	-	567
Cash, cash equivalents and short term investments	73	73	73	-	-
Policy loans	138	138	-	138	-
Derivatives in effective hedge accounting and RSAT relationships	2	25	-	25	-
Total assets	$7,019	$5,657	$169	$4,778	$710

Liabilities:
Consumer notes	$-	$-	$-	$-	$-
Borrowed money	-	-	-	-	-
Policy reserves	62	60	-	-	60
Policyholders’ and beneficiaries’ funds	121	128	-	128	-
Derivatives in effective hedge accounting and RSAT relationships	-	-	-	-	-
Total liabilities	$183	$188	$-	$128	$60

(1) Bonds are carried at amortized cost unless they have NAIC designation rating of 6.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2023, 2022 and 2021, are summarized as follows:

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2023	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2023
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-
Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	19	-	(5)	-	-	-	-	-	-	-	14
Total common stocks	19	-	(5)	-	-	-	-	-	-	-	14
Net derivatives	-	-	(1)	-	-	-	-	-	-	-	(1)
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-
Total	$19	$-	$(6)	$-	$-	$-	$-	$-	$-	$-	$13

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2022	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2022
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-
Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	13	-	6	-	-	-	-	-	-	-	19
Total common stocks	13	-	6	-	-	-	-	-	-	-	19
Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-
Total	$13	$-	$6	$-	$-	$-	$-	$-	$-	$-	$19

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2021	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2021
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-
Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	9	-	4	-	-	-	-	-	-	-	13
Total common stocks	9	-	4	-	-	-	-	-	-	-	13
Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-
Total	$9	$-	$4	$-	$-	$-	$-	$-	$-	$-	$13

(1) This amount is included in net realized capital gains (losses) on the Statements of Operations.

(2) Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.

(3) For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the period.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2023	2022	2021
(in millions)
Premiums earned
Direct	$1,007	$1,046	$1,100
Assumed	109	136	144
Ceded	(197)	(1,405)	(238)
Net	$919	$(223)	$1,006

Benefits to policyholders ceded	$(659)	$(648)	$(472)

Reserve amounts ceded to reinsurers not authorized in the State of New York are mostly covered by funds withheld assets, letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2023, any material recoveries were collateralized or settled by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2023, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2023, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $526 million.

The following tables and commentary disclose the reinsurance treaty transactions considered material to the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

Non-Affiliated Reinsurance

The table and commentary below consist of the impact of the New York Life (“NYL”) Agreements:

	Years ended December 31,
	2023	2022	2021
(in millions)
Premiums ceded	$(33)	$(57)	$(54)
Premiums assumed	17	23	22
Benefits ceded	(127)	(147)	(145)
Benefits assumed	51	59	58

Other reinsurance receivable (payable)	-	-	9
Funds held by or deposited with reinsured companies	703	751	776

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with NYL to cede 100% quota share (“QS”) of the Company’s John Hancock Life Insurance (“JHLICO”) Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk.

The table and commentary below consist of the impact of the Reinsurance Group of America (“RGA”) Agreement:

	Year ended December 31,
	2023	2022	2021
(in millions)
Premiums ceded, net	$ -	$ -	$ -
Benefits ceded, net	(9)	(10)	(4)

Other reinsurance receivable	1	1	1
Other amounts payable on reinsurance	-	-	-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

Effective January 1, 2019, the Company entered into a coinsurance agreement with RGA to cede 90% quota share (“QS”) of a significant block of individual pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

The table and commentary below consist of the impact of the Jackson National Life Insurance Company (“Jackson”) Agreement:

	Year ended December 31,
	2023	2022	2021
(in millions)
Premiums ceded, net	$-	$-	$-
Benefits ceded, net	(30)	(32)	(33)

Funds held by or deposited with reinsured companies	-	-	-
Other reinsurance receivable	3	3	4
Other amounts payable on reinsurance	-	-	-

Effective January 1, 2019, the Company entered into a coinsurance agreement with Jackson, a wholly-owned subsidiary of Prudential plc, to cede 90% QS of a block of legacy group pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

The table and commentary below consist of the impact of the Global Atlantic Financial Group (“GAFG”) Agreement:

	Years ended December 31,
	2023	2022	2021
(in millions)
Premiums ceded, net	$-	$(1)	$(2)
Benefits ceded, net	(126)	(88)	(76)

Other reinsurance receivable	21	22	8
Other amounts payable on reinsurance	-	-	-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

Effective July 1, 2012, the Company entered into a coinsurance agreement with GAFG, formerly named Commonwealth Annuity (“CWA”), to cede its fixed deferred annuities at 90% quota share (“QS”). The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

The table and commentary below consist of the impact of the Venerable Holdings, Inc (“Venerable”) Agreements:

	Year ended December 31,
	2023	2022
(in millions)
Premiums ceded, net	$(1)	$(1,183)
Benefits ceded, net	(119)	(26)

Other reinsurance receivable	-	-
Other amounts payable on reinsurance	1	1

On September 30, 2022, the Company entered into a Principal Transaction Agreement with Venerable Holdings, Inc. (“Venerable”) to cede 80% QS of a block of the Company’s legacy U.S. variable annuity (“VA”) policies effective on October 1, 2022. Under the terms of the agreement the Company will retain responsibility for the maintenance of the policies with no intended impact to VA policyholders. The transaction was structured as coinsurance for the general fund liabilities and modified coinsurance for the separate account liabilities. The Company transferred policy liabilities of $98 million and cash paid of $54 million. The Company recorded a pre-tax gain of $44 million and an increase of $35 million to statutory surplus which was deferred and will be amortized over a period of approximately twenty years. The transaction closed on October 3, 2022.

At the beginning of 2020, the Company had a number of reinsurance agreements with Scottish Re (U.S.), Inc. (“SRUS”). On March 6, 2019, SRUS was declared impaired and placed into rehabilitation by the Delaware Chancery Court. The Company reached a settlement agreement with the Receiver of SRUS, which was approved by the Delaware Chancery Court on February 28, 2020. Under the terms of the settlement, the yearly renewable term reinsurance agreements between the Company and SRUS were terminated effective as of January 1, 2020; certain term coinsurance agreements were novated to Hannover Life Reassurance Company of America (“Hannover Life”) effective January 1, 2019; and the arbitration between the Company and SRUS was dismissed with prejudice. During December 2021, the Company collected $1 million from Hannover Life as settlement for the 2020 net claims recoverable balance. On July 18, 2023, a Delaware Chancery Court vice chancellor granted the Receiver’s motion for entry of a liquidation order pertaining to SRUS. The liquidation order, among other things, declares SRUS insolvent and directs the Receiver to take possession of the property and assets of SRUS and to liquidate SRUS. SRUS’ directors consented to the motion, so no hearing was held. Effective September 30, 2023, all remaining reinsurance agreements between the Company and SRUS were cancelled pursuant to the liquidation order. As of December 31, 2023, the Company has established full provisions to offset the net reinsurance receivables not novated to Hannover Life. The Company recorded a reserve credit of $0 million and $6 million as of December 31, 2023 and 2022 respectively related to the various agreements with SRUS.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with its parent, JHUSA:

	Years ended December 31,
	2023	2022	2021
(in millions)
Premiums assumed, net	$92	$113	$122
Benefits assumed, net	371	578	377

Other reinsurance receivable	6	-	8
Other amounts payable on reinsurance	31	65	56
Funds withheld from unauthorized reinsurers	-	-	-
Treaty settlement received (paid)	(110)	(70)	(136)

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred from JHUSA to the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts where assets were held in separate accounts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2023	2022	2021
(in millions)
Premiums ceded	$-	$-	$-
Benefits ceded	(10)	(24)	(9)

Other reinsurance receivable (payable)	-	3	3
Funds withheld from unauthorized reinsurers	-	-	-
Treaty Settlement received (paid)	10	24	9

The Company reinsures a portion of the risk related to certain life policies with JHRECO.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance Limited (“MRL”):

	Years ended December 31,
	2023	2022	2021
(in millions)
Premiums ceded	$9	$11	$6
Benefits ceded	(21)	(32)	(16)

Other reinsurance receivable	-	-	-
Other amounts payable on reinsurance	1	1	1
Funds withheld from unauthorized reinsurers	314	331	372
Treaty Settlement received (paid)	(3)	(3)	(3)
Effective July 1, 2005, the Company entered into a reinsurance agreement with MRL to reinsure 90% of all risks not already reinsured to third parties on selected single and joint survivorship guaranteed universal life contracts. The agreement is written on a coinsurance FWH basis.

In 2023 and 2022, the Company did not commute any material ceded reinsurance.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) (“DTA”/“DTL”) are as follows:

	December 31, 2023
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)
(a) Gross deferred tax assets	$319	$1	$320
(b) Statutory valuation allowance adjustments	-	-	-
(c) Adjusted gross deferred tax assets (a - b)	319	1	320
(d) Deferred tax assets nonadmitted	99	-	99
(e) Subtotal net admitted deferred tax asset (c - d)	220	1	221
(f) Deferred tax liabilities	75	54	129
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$145	$(53)	$92

	December 31, 2022
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)
(a) Gross deferred tax assets	$351	$1	$352
(b) Statutory valuation allowance adjustments	-	-	-
(c) Adjusted gross deferred tax assets (a - b)	351	1	352
(d) Deferred tax assets nonadmitted	94	-	94
(e) Subtotal net admitted deferred tax asset (c - d)	257	1	258
(f) Deferred tax liabilities	122	12	134
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$135	$(11)	$124

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$(32)	$-	$(32)
(b) Statutory valuation allowance adjustments	-	-	-
(c) Adjusted gross deferred tax assets (a - b)	(32)	-	(32)
(d) Deferred tax assets nonadmitted	5	-	5
(e) Subtotal net admitted deferred tax asset (c - d)	(37)	-	(37)
(f) Deferred tax liabilities	(47)	42	(5)
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$10	$(42)	$(32)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not the Company will realize the full benefit of its deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2023
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$1	$1
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	91	-	91
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	91	-	91
2. Adjusted gross deferred tax assets allowed per limitation threshold.	198	-	198
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	129	-	129
(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$220	$1	$221

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

	December 31, 2022
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$1	$1
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	123	-	123
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	123	-	123
2. Adjusted gross deferred tax assets allowed per limitation threshold.	165	-	165
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	134	-	134
(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$257	$1	$258

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	(32)	-	(32)
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	(32)	-	(32)
2. Adjusted gross deferred tax assets allowed per limitation threshold.	33	-	33
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	(5)	-	(5)
(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$(37)	$-	$(37)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

	2023	2022
(in millions)

(a) Ratio percentage used to determine recovery period and threshold limitation amount	1039%	960%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$1,319	$1,098

Impact of tax planning strategies is as follows:

	December 31, 2023
	(1)	(2)
	Ordinary	Capital
(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.	$319	$1
1. Adjusted Gross DTAs Amount From Note 9A1(c)
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$220	$1
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
	December 31, 2022

	(3)	(4)
	Ordinary	Capital

(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$351	$1
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$257	$1
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

	Change
	(5)	(6)
	(Col 1 - 3)	(Col 2 - 4)
	Ordinary	Capital
(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.	$(32)	$-
1. Adjusted Gross DTAs Amount From Note 9A1(c)
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$(37)	$-
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2023	2022	Change
(in millions)

1. Current income tax
(a) Federal	$(32)	$29	$(61)
(b) Foreign	-	-	-
(c) Subtotal	(32)	29	(61)
(d) Federal income tax expense (benefit) on net capital gains	38	(7)	45
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-
(g) Federal and foreign income taxes incurred	$6	$22	$(16)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2023	2022	Change
(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	256	304	(48)
(4) Investments	9	4	5
(5) Deferred acquisition costs	36	32	4
(6) Policyholder dividends accrual	2	1	1
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	-	-	-
(9) Pension accrual	-	-	-
(10) Receivables - nonadmitted	-	-	-
(11) Net operating loss carryforward	-	-	-
(12) Tax credit carry-forward	2	3	(1)
(13) Other (including items <5% of total ordinary tax assets)	14	8	6
(99) Subtotal	$319	$352	$(33)
(b) Statutory valuation allowance adjustment	-	-	-
(c) Nonadmitted	99	95	4
(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$220	$257	$(37)
(e) Capital:
(1) Investments	$1	$1	$-
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-
(99) Subtotal	$1	$1	$-
(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-
(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$1	$1	$-
(i) Admitted deferred tax assets (2(d)+2(h))	$221	$258	$(37)
3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$70	$116	$(46)
(2) Fixed assets	-	-	-
(3) Deferred and uncollected premium	1	1	-
(4) Policyholder reserves	4	5	(1)
(5) Other (including items <5% of total ordinary tax liabilities)	-	-	-
(99) Subtotal	$75	$122	$(47)
(b) Capital:
(1) Investments	$54	$12	$42
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	-	-	-
(99) Subtotal	$54	$12	$42
(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$129	$134	$(5)
4. Net deferred tax assets/liabilities (2(i) - 3(c))	$92	$124	$(32)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

The change in net deferred income taxes is comprised of the following:

	December 31,
	2023	2022	Change
(in millions)

Total deferred tax assets	$320	$352	$(32)
Total deferred tax liabilities	129	134	(5)
Net deferred tax assets (liabilities)	$191	$218	$(27)

Tax effect of unrealized gains and losses			11
Tax effect of unrealized foreign exchange gains (losses)			-
Other
Change in net deferred income taxes			$(38)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 21% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2023	2022	2021
(in millions)

Ordinary provisions computed at statutory rate	$64	$55	$25
Net realized capital gains (losses) before IMR at statutory rate	(1)	(16)	(5)
Change in nonadmitted assets	-	-	-
Reinsurance	(7)	8	(3)
Valuation allowance	-	-	-
Tax-exempt income	-	-	-
Nondeductible expenses	-	-	-
Foreign tax expense gross up	-	-	-
Amortization of IMR	(4)	(5)	(5)
Tax recorded in surplus	-	-	1
Dividend received deduction	(4)	(4)	(3)
Investment in subsidiaries	(1)	(1)	(1)
Prior year adjustment	(2)	(6)	(2)
Tax credits	(1)	(1)	(1)
Change in tax reserve	-	-	(1)
Pension	-	-	-
Tax rate change	-	-	-
Other	-	-	1
Total	$44	$30	$6

Federal and foreign income taxes incurred	$(32)	$29	$7
Capital gains tax	38	(7)	6
Change in net deferred income taxes	38	8	(7)
Total statutory income tax expense (benefit)	$44	$30	$6

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

As of December 31, 2023, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount
(in millions)

General Business Credits
	2022	2042	1
			$1

Foreign Tax Credits
	2022	2032	1
			$1

Federal income taxes incurred on capital gains available for recoupment in the event of future net capital losses were $4 million, $13 million and $0 million for 2023, 2022 and 2021, respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Funding Company LLC
Manulife Investment Management Farmland Services Inc.	John Hancock Insurance Agency Inc.
Guide Financial, Inc.	John Hancock Life & Health Insurance Company
Manulife Investment Management Agriculture Services Inc.	John Hancock Life Insurance Company (USA)
Manulife Investment Management Forest Management Inc.	John Hancock Realty Advisors Inc.
Manulife Investment Management Timberland and Agriculture Inc.	John Hancock Realty Mgt. Inc.
JH 575 Rengstorff LLC	John Hancock Reassurance Company Ltd.
JH Hostetler LLC	John Hancock Signature Services Inc.
JH Kearny Mesa 5 LLC	Manulife Investment Management Timberland and Agriculture GP Inc.
JH Kearny Mesa 7 LLC	Manulife (Michigan) Reassurance Company
JH Kearny Mesa 9 LLC	Manulife Reinsurance (Bermuda) Limited
JH Networking Insurance Agency Inc.	Manulife Reinsurance Limited
JH Ott LLC	Manulife Service Corporation
JH Tulare 8 LLC	MCC Asset Management Inc.
John Hancock Assignment Company	PT Timber Inc.
John Hancock Financial Corporation	JH Signature Insurance Agency, Inc.
John Hancock Financial Network Inc.	The Manufacturers Investment Corporation

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from (payable to) JHUSA, are ($10) million and ($16) million at December 31, 2023 and 2022, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”). The IRS completed the audit of tax years 2014-2018 with the exception of one issue that is currently in appeals. The audit of tax years 2019-2021 is ongoing.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2023	2022

(in millions)

Balance at beginning of year	$2	$2
Additions based on tax positions related to the current year	-	-
Payments	-	-
Additions for tax positions of prior years	-	-
Reductions for tax positions of prior years	-	-

Balance at end of year	$2	$2

Included in the balances as of December 31, 2023 and 2022, are $2 million and $2 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2023 and 2022 are $0 million and $0 million, respectively, of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company has no unrecognized tax benefits that will significantly increase or decrease in the next twelve months.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $0 million, $0 million and $0 million of interest expense / (benefit) in each of the years ended December 31, 2023, 2022, and 2021, respectively. The Company had approximately $0 million and $0 million accrued for interest as of December 31, 2023 and 2022, respectively. The Company did not recognize any material penalties for the years ended December 31, 2023, 2022 and 2021.

The Inflation Reduction Act (“Act”) was enacted on August 16, 2022, and included a new corporate alternative minimum tax (“CAMT”) that goes into effect for tax years beginning after 2022. The Company is a member of a controlled group of corporations whose adjusted financial statement income qualifies it as an “applicable corporation” and therefore subject to CAMT. For the year-ended December 31, 2023, the Company’s best estimate of its CAMT liability is zero which is calculated based on all relevant guidance to date. In addition, the company has made an accounting policy election to disregard CAMT when evaluating the need for a valuation allowance on its regular non-CAMT DTA’s.

In 2018, the Company updated policy level tax reserves in accordance with the Tax Cuts and Jobs Act and reflected impacts of $24 million in its temporary differences for Actuarial Liabilities in both deferred tax assets and deferred tax liabilities. The transitional deferred tax asset is being amortized into taxable income over 8 years, in the amount of $3 million per year.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under New York State insurance laws (“NYSIL”), no insurer without the prior approval of the Superintendent, may pay any shareholder dividend in the calendar year immediately following a calendar year for which the insurer’s net gain from operations, after tax, not including realized capital gains, was negative. NYSIL also limits the aggregate amount of dividends a life insurer may pay in any calendar year out of positive earned surplus, to the greater of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the Company’s statutory net gain from operations, after tax, not including realized capital gains and (losses) for the immediately preceding calendar year, not to exceed 30% of its statutory policyholders’ surplus as of the immediately preceding calendar year.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

In addition, NYSIL allows for a shareholder dividend even if the company does not have sufficient positive earned surplus, limited to the lesser of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the Company’s statutory net gain from operations, after tax, not including realized capital gains and (losses) for the immediately preceding calendar year. The Company paid shareholder dividends of $100 million, $100 million, and $0 million to its parent, JHUSA, in 2023, 2022 and 2021, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2023 and 2022, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level RBC.

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with JHUSA whereby the Company will pay a fee for services received under the agreements which include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. Costs incurred under the agreements were $49 million, $50 million, and $58 million at December 31, 2023, 2022 and 2021, respectively. As of December 31, 2023 and 2022, the Company had amounts payable of $9 million and $12 million, respectively.

The Company has an Administrative Service Agreement with JHVTA and John Hancock Investment Management LLC (“JHIM”) (formerly John Hancock Advisers, LLC) pursuant to which the Company will provide certain administrative and related functional support services as required by JHVTA and JHIM in connection with variable contracts issued by the Company which provide for investment in selected portfolios of JHVTA and JHIM. For such services, JHVTA and JHIM will pay the Company a quarterly fee equal to a percentage of the average daily net assets of the funds attributable to the contracts issued by the Company. The amount earned under the agreement was $12 million, $13 million and $16 million for the years ended December 31, 2023, 2022 and 2021 respectively.

The Company has an Underwriting and Distribution Agreement with JHD pursuant to which JHD is appointed as the principal underwriter and exclusive distributor of the variable life and other products issued by the Company. For the years ended December 31, 2023, 2022 and 2021, the Company was billed by JHD for underwriting commissions of $30 million, $34 million, and $51 million, respectively. The Company had amounts payable for services provided of $2 million and $2 million at December 31, 2023 and 2022, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2023, 2022 and 2021, respectively, the Company received dividends of $16 million, $17 million, and $18 million from JHVTA. These dividends are included in the Company’s net investment income.

The Company did not own any shares of the stock of its parent, JHUSA, or its ultimate parent, MFC, at December 31, 2023 and 2022.

The Company is party to the Third Restated and Amended Liquidity Pool and Loan Facility Agreement effective July 1, 2023, with JHUSA. Pursuant to the agreement, participating affiliates are permitted to invest their excess cash in the liquidity pool and earn interest calculated at a rate that is reset daily to the one-month U.S. Dollar Secured Overnight Financing Rate (“SOFR”) less 0.05%, subject to an aggregate limit of $5 billion and an amount not to exceed 10% of the Company’s admitted assets as shown in the last financial statement filed with the Insurance Division. As of December 31, 2023 and 2022, the Company had a receivable from JHUSA in the amount of $320 million and $318 million, respectively, which is included in amounts due from affiliates in the Balance Sheets.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

The Company had receivables from JHVTA relating to distributions of $0 million and $0 million, which were included in investment income due and accrued at December 31, 2023 and 2022, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2023, 2022 and 2021, respectively.

The Company also enters into reinsurance transactions with its affiliates. Refer to the Reinsurance Note for further details.

12. Commitments, Contingencies and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $0 million, to purchase other invested assets of $116 million, and issue agricultural and commercial mortgages of $2 million at December 31, 2023. Approximately 32% of these commitments expire in 2024.

Contingencies: As of December 31, 2023, the Company does not have any material contingencies.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, and a taxpayer. In addition, the Insurance Department, the New York Attorney General, the Securities and Exchange Commission (“SEC”), the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

In June 2018, a class action was initiated against the Company in the U.S. District Court for the Southern District of New York on behalf of owners of Performance Universal Life (“Perf UL”) policies issued between 2003 and 2010 whose policies were subject to a Cost of Insurance (“COI”) increase announced in 2018. In addition to the class action, twelve individual lawsuits opposing the Perf UL COI increases were filed; nine in federal court and three in state court. The Company has now resolved litigation with respect to 100% of the filed lawsuits, which represents 84% of the total face amount of policies in the COI-increase block. Litigation remains possible with the final approximately 16% of the total face amount of the COI-increase block. Subsequent to the resolution of the Perf UL COI-increase lawsuits, in September 2023 an unrelated lawsuit was initiated against the Company in the U.S. District Court of the Southern District of New York as a putative class action on behalf of all current and former owners of universal life insurance policies issued by the Company “that state that cost of insurance rates will be based on future expectations that include taxes.” The Plaintiff’s theory is that the Company impermissibly failed to decrease the COI rates charged to these policy owners after the implementation of the Tax Cuts and Jobs Act of 2018. It is too early in the litigation to offer any reliable opinion about the scope of the class policies that may be at issue or the likely outcome.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

13. Annuity Actuarial Reserves

The Company’s annuity actuarial reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2023
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)

Subject to discretionary withdrawal:
With fair value adjustment	$35	$-	$-	$35	0%
At book value less current surrender charge of 5% or more	2	-	-	2	0%
At fair value	-	-	7,620	7,620	78%
Total with adjustment or at fair value	37	-	7,620	7,657	78%
At book value without adjustment (minimal or no charge or adjustment)	889	-	-	889	9%
Not subject to discretionary withdrawal	1,261	-	3	1,264	13%
Total (gross)	2,187	-	7,623	9,810	100%

Reinsurance ceded	1,012	-	-	1,012
Total (net)	$1,175	$-	$7,623	$8,798

Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$-	$-	$-	$-

	December 31, 2022
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$36	$-	$-	$36	0%
At book value less current surrender charge of 5% or more	2	-	-	2	0%
At fair value	4	-	6,998	7,002	75%
Total with adjustment or at fair value	42	-	6,998	7,040	75%
At book value without adjustment (minimal or no charge or adjustment)	1,020	-	-	1,020	11%
Not subject to discretionary withdrawal	1,278	-	2	1,280	14%
Total (gross)	2,340	-	7,000	9,340	100%

Reinsurance ceded	1,135	-	-	1,135
Total (net)	$1,205	$-	$7,000	$8,205

Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$1	$-	$-	$1

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

14.	Life Actuarial Reserves

The Company’s life actuarial reserves and related separate account liabilities that are subject to discretionary withdrawal and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2023
	Account Value	Cash Value	Reserve
A. General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$-	$-	$-
b. Universal Life	372	372	368
c. Universal Life with Secondary Guarantees	1,266	1,154	3,104
d. Indexed Universal Life	2	2	4
e. Indexed Universal Life with Secondary Guarantees	158	143	156
f. Indexed Life	-	-	-
g. Other Permanent Cash Value Life Insurance	2,443	2,443	2,440
h. Variable Life	36	36	12
i. Variable Universal Life	135	135	149
j. Miscellaneous Reserves	-	-	1,320
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	413
b. Accidental Death Benefits	-	-	2
c. Disability - Active Lives	-	-	5
d. Disability - Disabled Lives	-	-	27
e. Miscellaneous Reserves	-	-	18
(3) Total (gross: direct + assumed)	$4,412	$4,285	$8,018
(4) Reinsurance Ceded	1,649	1,638	2,565
(5) Total (net) (3) - (4)	$2,763	$2,647	$5,453

B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$-	$-	$-
i. Variable Universal Life	-	-	-
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-
(3) Total (gross: direct + assumed)	$-	$-	$-
(4) Reinsurance Ceded	-	-	-
(5) Total (net) (3) - (4)	$-	$-	$-

C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$12	$12	$-
i. Variable Universal Life	412	401	387
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-
(3) Total (gross: direct + assumed)	$424	$413	$387
(4) Reinsurance Ceded	-	-	-
(5) Total (net) (3) - (4)	$424	$413	$387

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

	December 31, 2022
	Account Value	Cash Value	Reserve
A. General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$-	$-	$-
b. Universal Life	369	368	357
c. Universal Life with Secondary Guarantees	1,270	1,136	3,045
d. Indexed Universal Life	2	2	3
e. Indexed Universal Life with Secondary Guarantees	143	127	137
f. Indexed Life	-	-	-
g. Other Permanent Cash Value Life Insurance	2,538	2,538	2,520
h. Variable Life	4	2	4
i. Variable Universal Life	132	130	142
j. Miscellaneous Reserves	-	-	1,441
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	421
b. Accidental Death Benefits	-	-	2
c. Disability - Active Lives	-	-	6
d. Disability - Disabled Lives	-	-	29
e. Miscellaneous Reserves	-	-	20
(3) Total (gross: direct + assumed)	$4,458	$4,303	$8,127
(4) Reinsurance Ceded	1,738	1,719	2,720
(5) Total (net) (3) - (4)	$2,720	$2,584	$5,407

B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$-	$-	$-
i. Variable Universal Life	-	-	-
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-
(3) Total (gross: direct + assumed)	$-	$-	$-
(4) Reinsurance Ceded	-	-	-
(5) Total (net) (3) - (4)	$-	$-	$-

C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$4	$-	$-
i. Variable Universal Life	358	344	332
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-
(3) Total (gross: direct + assumed)	$362	$344	$332
(4) Reinsurance Ceded	-	-	-
(5) Total (net) (3) - (4)	$362	$344	$332

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

15. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guaranteed and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

Contracts with GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (ten years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

All of the Company’s separate account assets were legally insulated at December 31, 2023 and 2022. The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction
	December 31,
(in millions)	2023	2022
Group Annuity Contracts (401K)	$5,653	$5,099
Variable and Fixed Annuities	1,974	1,905
Life Insurance	397	344
Total	$8,024	$7,348

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees
(in millions)
2023	$11	$6
2022	$12	$6
2021	$12	$3
2020	$12	$4
2019	$14	$5

The Company had the following variable annuities with guaranteed benefits:

	December 31,

	2023	2022

(in millions, except for ages)
Account value	$1,990	$1,925
Amount of reserve held	107	100
Net amount at risk - gross	344	552
Weighted average attained age	73	73

The following assumptions and methodology were used to determine the amounts above at December 31, 2023 and 2022:

●

Reg 213 is used in both years to determine the aggregate reserve for products falling under the scope. The liability is evaluated using a standard scenario; a stochastic reserve using industry prescribed assumptions (Standard Projection) and a stochastic reserve using Company specific assumptions. The Company holds the highest of the three values.

●	The Company used the prescribed Economic Scenario Generator (“ESG”) for Reg 213 in both years, so there are no calibration criteria requirement.

●

In 2023 and 2022, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

●

In 2023 and 2022, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money and rates are also dynamically increased for GMWBs that are out-of-the-money.

●	For variable annuities, the applicable swap curve at December 31 is used for discounting in both years.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

Account balances of variable contracts with guarantees were invested in separate accounts with the following characteristics:

	December 31,

	2023	2022

(in millions)
Type of Fund
Equity	$1,404	$1,294
Balanced	605	596
Bonds	248	253
Money Market	11	13

Total	$2,268	$2,156

Information regarding the nonguaranteed separate accounts of the Company is as follows:

	December 31,

	2023	2022

(in millions)
Premiums, deposits and other considerations	$768	$792

Reserves for accounts with assets at:
Fair value	8,010	7,333
Amortized cost	-	-

Total	$8,010	$7,333

	December 31,

	2023	2022

(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$-	$-
At book value without fair value adjustments and with current surrender charge of 5% or more	51	59
At fair value	7,899	7,227
At book value without fair value adjustments and with current surrender charge of less than 5%	57	45

Subtotal	8,007	7,331
Not subject to discretionary withdrawal	3	2

Total	$8,010	$7,333

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2023	2022	2021
(in millions)
Transfers to separate accounts	$801	$849	$876
Transfers from separate accounts	1,227	1,111	1,588
Net transfers to (from) separate accounts	$(426)	$(262)	$(712)

16. Employee Benefits

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan sponsored by MIC. The Company also participates in the John Hancock Non-Qualified Pension Plan, a non-qualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions. The expense for these plans was charged to the Company and was not material for the years ended December 31, 2023, 2022 and 2021.

401(k) Plan: The Company participates in The Investment-Incentive Plan for John Hancock Employees, a qualified defined contribution plan for its employees who meet certain eligibility requirements. The plan is sponsored by JHUSA. The expense for the defined contribution plan was charged to the Company and was not material for the years ended December 31, 2023, 2022 and 2021.

Other Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan (“the Welfare Plan”), a postretirement and postemployment medical and life insurance benefit plan for its retired employees and their spouses. The Welfare Plan is sponsored by MIC. The expense for other postretirement benefits was charged to the Company and was not material for the years ended December 31, 2023, 2022 and 2021.

17. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2023 financial statements through April 3, 2024, the date the financial statements were issued. The Company did not have any subsequent events requiring disclosure.

A U D I T E D  F I N A N C I A L  S T A T E M E N T S

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

(“John Hancock Life Insurance Company of New York Separate Account B”)

December 31, 2023

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John Hancock Life Insurance Company of New York

Separate Account B

Audited Financial Statements

December 31, 2023

2 of 69

Report of Independent Registered Public Accounting Firm

To the Board of Directors of John Hancock Life Insurance Company of New York and Contract Owners of John Hancock Life Insurance Co of New York Separate Account B

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise John Hancock Life Insurance Co of New York Separate Account B (the “Separate Account”) as of December 31, 2023, and the related statements of operations and changes in contract owners’ equity for the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2023, and the results of its operations and changes in contract owners’ equity for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Separate Account since 1999.

Boston, Massachusetts

April 3, 2024

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Appendix

Subaccounts comprising John Hancock Life

Insurance Co of New York Separate Account B

500 Index Fund Series NAV	Lifestyle Conservative Portfolio Series NAV
Active Bond Trust Series I	Lifestyle Growth Portfolio Series NAV
Active Bond Trust Series NAV	Lifestyle Moderate Portfolio Series NAV
American Asset Allocation Trust Series I	M Capital Appreciation
American Global Growth Trust Series I	M International Equity
American Growth Trust Series I	M Large Cap Growth
American Growth-Income Trust Series I	M Large Cap Value
American International Trust Series I	Managed Volatility Balanced Portfolio Series I
Blue Chip Growth Trust Series I	Managed Volatility Balanced Portfolio Series NAV
Blue Chip Growth Trust Series NAV	Managed Volatility Conservative Portfolio Series I
Capital Appreciation Trust Series I	Managed Volatility Conservative Portfolio Series NAV
Capital Appreciation Trust Series NAV	Managed Volatility Growth Portfolio Series I
Capital Appreciation Value Trust Series I	Managed Volatility Growth Portfolio Series NAV
Capital Appreciation Value Trust Series NAV	Managed Volatility Moderate Portfolio Series I
Core Bond Trust Series I	Managed Volatility Moderate Portfolio Series NAV
Core Bond Trust Series NAV	Mid Cap Growth Trust Series I
Disciplined Value International Trust Series I	Mid Cap Growth Trust Series NAV
Disciplined Value International Trust Series NAV	Mid Cap Index Trust Series I
Emerging Markets Value Trust Series I	Mid Cap Index Trust Series NAV
Emerging Markets Value Trust Series NAV	Mid Value Trust Series I
Equity Income Trust Series I	Mid Value Trust Series NAV
Equity Income Trust Series NAV	Money Market Trust Series I
Financial Industries Trust Series I	Money Market Trust Series NAV
Financial Industries Trust Series NAV	Opportunistic Fixed Income Trust Series I
Fundamental All Cap Core Trust Series I	Opportunistic Fixed Income Trust Series NAV
Fundamental All Cap Core Trust Series NAV	PIMCO All Asset
Fundamental Large Cap Value Trust Series I	Real Estate Securities Trust Series I
Fundamental Large Cap Value Trust Series NAV	Real Estate Securities Trust Series NAV
Global Equity Trust Series I	Science & Technology Trust Series I
Global Equity Trust Series NAV	Science & Technology Trust Series NAV
Health Sciences Trust Series I	Select Bond Trust Series I
Health Sciences Trust Series NAV	Select Bond Trust Series NAV
High Yield Trust Series I	Short Term Government Income Trust Series I
High Yield Trust Series NAV	Short Term Government Income Trust Series NAV
International Equity Index Series I	Small Cap Index Trust Series I
International Equity Index Series NAV	Small Cap Index Trust Series NAV
International Small Company Trust Series I	Small Cap Opportunities Trust Series I
International Small Company Trust Series NAV	Small Cap Opportunities Trust Series NAV
Investment Quality Bond Trust Series I	Small Cap Stock Trust Series I
Investment Quality Bond Trust Series NAV	Small Cap Stock Trust Series NAV
Lifestyle Balanced Portfolio Series NAV	Small Cap Value Trust Series I

4 of 69

Appendix

Subaccounts comprising John Hancock Life

Insurance Co of New York Separate Account B

Small Cap Value Trust Series NAV	TOPS Moderate Growth ETF Portfolio - Class 2
Small Company Value Trust Series I	Total Bond Market Series Trust NAV
Small Company Value Trust Series NAV	Total Stock Market Index Trust Series I
Strategic Income Opportunities Trust Series I	Total Stock Market Index Trust Series NAV
Strategic Income Opportunities Trust Series NAV	Ultra Short Term Bond Trust Series I
Tops Aggressive Growth ETF Portfolio – Class 2	Ultra Short Term Bond Trust Series NAV
TOPS Growth ETF Portfolio – Class 2

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

				American Asset	American Global
	500 Index Fund	Active Bond Trust	Active Bond Trust	Allocation Trust	Growth Trust Series	American Growth
	Series NAV	Series I	Series NAV	Series I	I	Trust Series I
Total Assets

Investments at fair value	$43,587,920	$459,978	$1,478,910	$9,305,305	$1,386,604	$8,338,932

Units outstanding	386,790	17,877	17,552	330,746	40,047	108,742

Unit value	$112.69	$25.73	$84.26	$28.13	$34.62	$76.69

Shares	874,031	55,687	178,829	1,014,756	97,169	541,137

Cost	$31,415,645	$527,535	$1,682,095	$11,632,425	$1,580,683	$9,276,780

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	American Growth-	American
	Income Trust Series	International Trust	Blue Chip Growth	Blue Chip Growth	Capital Appreciation	Capital Appreciation
	I	Series I	Trust Series I	Trust Series NAV	Trust Series I	Trust Series NAV
Total Assets

Investments at fair value	$5,769,206	$3,378,104	$1,257,584	$21,003,325	$887,649	$4,049,928

Units outstanding	107,538	128,124	17,984	58,273	10,497	48,509

Unit value	$53.65	$26.37	$69.93	$360.43	$84.56	$83.49

Shares	366,765	232,973	46,560	774,459	179,686	806,761

Cost	$5,865,962	$4,103,633	$1,386,501	$23,550,384	$914,582	$4,533,012

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

		Capital Appreciation			Disciplined Value	Disciplined Value
	Capital Appreciation	Value Trust Series	Core Bond Trust	Core Bond Trust	International Trust	International Trust
	Value Trust Series I	NAV	Series I	Series NAV	Series I	Series NAV
Total Assets

Investments at fair value	$214,351	$14,276,651	$438,582	$3,852,506	$413,464	$3,003,842

Units outstanding	5,189	343,367	19,407	211,351	11,187	125,460

Unit value	$41.31	$41.58	$22.60	$18.23	$36.96	$23.94

Shares	19,451	1,301,427	38,778	342,446	26,727	195,946

Cost	$236,660	$15,317,094	$505,958	$4,353,251	$335,273	$2,553,113

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

		Emerging Markets
	Emerging Markets	Value Trust Series	Equity Income Trust	Equity Income Trust	Financial Industries	Financial Industries
	Value Trust Series I	NAV	Series I	Series NAV	Trust Series I	Trust Series NAV
Total Assets

Investments at fair value	$92,867	$2,047,880	$793,043	$6,485,229	$166,381	$1,100,914

Units outstanding	4,627	126,553	14,464	71,250	3,870	21,194

Unit value	$20.07	$16.18	$54.83	$91.02	$42.99	$51.94

Shares	9,231	203,972	59,006	486,514	15,112	100,541

Cost	$87,475	$1,922,489	$838,016	$6,875,574	$188,390	$1,212,911

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	Fundamental All		Fundamental All	Fundamental Large	Fundamental Large
	Cap Core Trust		Cap Core Trust	Cap Value Trust	Cap Value Trust	Global Equity Trust	Global Equity Trust
	Series I		Series NAV	Series I	Series NAV	Series I	Series NAV
Total Assets

Investments at fair value	$9		$1,727,410	$1,242,279	$4,710,431	$99,910	$1,861,747

Units outstanding	-	*	27,409	18,371	98,475	3,309	67,212

Unit value	$-		$63.02	$67.62	$47.83	$30.19	$27.70

Shares	-	*	59,382	48,928	185,377	4,466	83,298

Cost	$9		$1,523,836	$1,020,001	$4,101,965	$91,249	$1,684,083

  *Represents a fractional amount

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	Health Sciences	Health Sciences	High Yield Trust	High Yield Trust	International Equity	International Equity
	Trust Series I	Trust Series NAV	Series I	Series NAV	Index Series I	Index Series NAV
Total Assets

Investments at fair value	$230,870	$4,094,020	$340,800	$3,038,367	$220,636	$7,298,005

Units outstanding	1,568	35,512	10,815	101,452	12,696	106,553

Unit value	$147.24	$115.29	$31.51	$29.95	$17.38	$68.49

Shares	9,845	169,876	72,051	656,235	12,037	398,146

Cost	$253,720	$4,564,186	$363,411	$3,201,804	$198,440	$6,793,794

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

						Lifestyle
	International Small	International Small		Investment Quality	Lifestyle Balanced	Conservative
	Company Trust	Company Trust	Investment Quality	Bond Trust Series	Portfolio Series	Portfolio Series
	Series I	Series NAV	Bond Trust Series I	NAV	NAV	NAV
Total Assets

Investments at fair value	$23,123	$1,583,178	$168,017	$1,252,929	$4,307,398	$204,621

Units outstanding	1,007	68,397	6,340	67,896	251,352	14,700

Unit value	$22.96	$23.15	$26.50	$18.45	$17.14	$13.92

Shares	1,822	124,661	17,375	130,107	341,046	18,368

Cost	$23,573	$1,602,295	$191,698	$1,370,109	$4,931,293	$237,794

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	Lifestyle Growth	Lifestyle Moderate
	Portfolio Series	Portfolio Series	M Capital	M International	M Large Cap
	NAV	NAV	Appreciation	Equity	Growth	M Large Cap Value
Total Assets

Investments at fair value	$29,213,839	$2,017,041	$575,717	$1,129,569	$1,015,958	$1,148,117

Units outstanding	1,491,673	126,045	3,242	24,936	6,937	26,942

Unit value	$19.58	$16.00	$177.58	$45.30	$146.45	$42.61

Shares	2,230,064	167,667	23,566	83,118	34,961	78,263

Cost	$34,459,479	$2,334,763	$589,645	$1,031,573	$1,005,440	$1,006,773

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

				Managed Volatility
	Managed Volatility	Managed Volatility	Managed Volatility	Conservative	Managed Volatility	Managed Volatility
	Balanced Portfolio	Balanced Portfolio	Conservative	Portfolio Series	Growth Portfolio	Growth Portfolio
	Series I	Series NAV	Portfolio Series I	NAV	Series I	Series NAV
Total Assets

Investments at fair value	$638,470	$45,389,359	$94,315	$5,264,696	$1,503,438	$61,256,006

Units outstanding	19,572	1,844,258	3,397	265,588	48,876	2,403,927

Unit value	$32.62	$24.61	$27.76	$19.82	$30.76	$25.48

Shares	63,847	4,520,850	9,774	543,874	143,048	5,811,764

Cost	$730,540	$53,176,071	$105,122	$6,212,589	$1,724,990	$71,496,464

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	Managed Volatility	Managed Volatility
	Moderate Portfolio	Moderate Portfolio	Mid Cap Growth	Mid Cap Growth	Mid Cap Index	Mid Cap Index
	Series I	Series NAV	Trust Series I	Trust Series NAV	Trust Series I	Trust Series NAV
Total Assets

Investments at fair value	$389,611	$11,139,072	$606,752	$3,717,679	$521,897	$4,868,730

Units outstanding	12,166	467,154	7,646	21,415	5,829	82,584

Unit value	$32.02	$23.84	$79.36	$173.60	$89.53	$58.95

Shares	40,458	1,154,308	70,307	409,887	26,627	248,531

Cost	$453,946	$13,308,457	$933,910	$5,372,440	$540,229	$5,032,370

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

					Opportunistic Fixed	Opportunistic Fixed
	Mid Value Trust	Mid Value Trust	Money Market Trust	Money Market Trust	Income Trust Series	Income Trust Series
	Series I	Series NAV	Series I	Series NAV	I	NAV
Total Assets

Investments at fair value	$360,481	$1,445,713	$2,070,605	$5,070,488	$140,579	$1,573,010

Units outstanding	6,312	16,409	138,802	455,680	5,387	42,003

Unit value	$57.11	$88.10	$14.92	$11.13	$26.10	$37.45

Shares	36,523	148,126	2,070,605	5,070,488	12,745	143,261

Cost	$367,819	$1,460,144	$2,070,605	$5,070,488	$157,200	$1,717,854

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

		Real Estate	Real Estate	Science &	Science &
		Securities Trust	Securities Trust	Technology Trust	Technology Trust	Select Bond Trust
	PIMCO All Asset	Series I	Series NAV	Series I	Series NAV	Series I
Total Assets

Investments at fair value	$710,221	$177,144	$2,526,947	$549,761	$7,415,708	$24,133

Units outstanding	31,160	2,166	11,106	8,968	72,182	1,898

Unit value	$22.79	$81.78	$227.53	$61.30	$102.74	$12.71

Shares	76,450	9,398	135,203	30,508	394,447	2,054

Cost	$801,121	$177,635	$2,485,686	$630,767	$8,383,543	$27,840

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

		Short Term	Short Term			Small Cap
	Select Bond Trust	Government Income	Government Income	Small Cap Index	Small Cap Index	Opportunities Trust
	Series NAV	Trust Series I	Trust Series NAV	Trust Series I	Trust Series NAV	Series I
Total Assets

Investments at fair value	$1,331,021	$127,164	$826,388	$208,121	$3,792,555	$180,843

Units outstanding	104,075	11,384	73,537	3,466	78,828	2,202

Unit value	$12.79	$11.17	$11.24	$60.05	$48.11	$82.13

Shares	113,374	11,374	73,983	15,911	289,507	6,615

Cost	$1,512,423	$128,640	$882,074	$216,407	$4,083,175	$180,459

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	Small Cap
	Opportunities Trust	Small Cap Stock	Small Cap Stock	Small Cap Value	Small Cap Value	Small Company
	Series NAV	Trust Series I	Trust Series NAV	Trust Series I	Trust Series NAV	Value Trust Series I
Total Assets

Investments at fair value	$2,368,138	$116,571	$2,412,847	$28,714	$2,453,708	$94,585

Units outstanding	58,276	2,229	38,688	697	21,099	1,259

Unit value	$40.64	$52.30	$62.37	$41.20	$116.29	$75.13

Shares	87,514	19,961	398,159	2,078	178,711	10,326

Cost	$2,204,937	$175,233	$3,279,478	$33,361	$2,667,138	$95,751

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	Small Company	Strategic Income	Strategic Income	TOPS Aggressive		TOPS Moderate
	Value Trust Series	Opportunities Trust	Opportunities Trust	Growth ETF	TOPS Growth ETF	Growth ETF
	NAV	Series I	Series NAV	Portfolio - Class 2	Portfolio - Class 2	Portfolio - Class 2
Total Assets

Investments at fair value	$1,187,156	$229,761	$2,925,210	$141,520	$8,080	$128,401

Units outstanding	27,532	7,105	121,371	7,272	424	8,638

Unit value	$43.12	$32.34	$24.10	$19.46	$19.06	$14.86

Shares	130,601	18,206	232,528	7,528	446	9,257

Cost	$1,331,232	$242,976	$3,082,473	$129,118	$7,514	$120,787

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	Total Bond Market Series Trust NAV	Total Stock Market Index Trust Series I	Total Stock Market Index Trust Series NAV	Ultra Short Term Bond Trust Series I	Ultra Short Term Bond Trust Series NAV
Total Assets

Investments at fair value	$1,772,863	$259,330	$11,897,447	$540,211	$561,297

Units outstanding	68,051	4,358	59,750	48,522	50,044

Unit value	$26.05	$59.51	$199.12	$11.13	$11.22

Shares	197,423	10,676	489,809	48,624	50,476

Cost	$2,022,724	$248,344	$10,894,731	$562,021	$573,285

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Fund Series NAV		Active Bond Trust Series I		Active Bond Trust Series NAV

	2023	2022	2023	2022	2023	2022
Income:

Dividend distributions received	$517,816	$517,959	$15,571	$15,468	$72,085	$67,217

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	517,816	517,959	15,571	15,468	72,085	67,217

Realized gains (losses) on investments:

Capital gain distributions received	554,306	1,384,692	-	2,778	1	11,890

Net realized gain (loss)	1,305,562	1,901,255	(3,756)	(2,581)	(139,086)	(20,589)

Realized gains (losses)	1,859,868	3,285,947	(3,756)	197	(139,085)	(8,699)

Unrealized appreciation (depreciation) during the period	6,838,628	(12,635,978)	15,795	(84,645)	156,980	(354,444)

Net increase (decrease) in net assets from operations	9,216,312	(8,832,072)	27,610	(68,980)	89,980	(295,926)

Changes from principal transactions:

Purchase payments	1,499,191	1,626,269	12,538	12,139	67,359	71,147

Transfers between sub-accounts and the company	(608,080)	(442,967)	11,337	6,033	157,794	(55,320)

Transfers on general account policy loans	(106,885)	41,920	605	-	(10,011)	(1,678)

Withdrawals	(998,262)	(3,335,293)	(19)	27	(574,867)	(696)

Annual contract fee	(1,432,794)	(1,511,255)	(18,929)	(16,827)	(74,094)	(80,638)

Net increase (decrease) in net assets from principal transactions	(1,646,830)	(3,621,326)	5,532	1,372	(433,819)	(67,185)

Total increase (decrease) in net assets	7,569,482	(12,453,398)	33,142	(67,608)	(343,839)	(363,111)

Net assets at beginning of period	36,018,438	48,471,836	426,836	494,444	1,822,749	2,185,860

Net assets at end of period	$43,587,920	$36,018,438	$459,978	$426,836	$1,478,910	$1,822,749

	2023	2022	2023	2022	2023	2022

Units, beginning of period	403,221	443,289	17,655	17,620	23,034	23,815

Units issued	18,966	21,508	921	776	2,616	1,245

Units redeemed	(35,397)	(61,576)	(699)	(741)	(8,098)	(2,026)

Units, end of period	386,790	403,221	17,877	17,655	17,552	23,034

See accompanying notes.	22 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Asset Allocation Trust Series I		American Global Growth Trust Series I		American Growth Trust Series I

	2023	2022	2023	2022	2023	2022
Income:

Dividend distributions received	$166,350	$202,716	$6,471	$6,622	$5,471	$97,236

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	166,350	202,716	6,471	6,622	5,471	97,236

Realized gains (losses) on investments:

Capital gain distributions received	1,221,766	1,031,984	189,679	163,439	1,192,361	1,629,395

Net realized gain (loss)	(206,965)	(107,508)	(31,482)	85	(139,782)	87,769

Realized gains (losses)	1,014,801	924,476	158,197	163,524	1,052,579	1,717,164

Unrealized appreciation (depreciation) during the period	(50,630)	(2,417,272)	96,917	(539,969)	1,241,223	(4,378,227)

Net increase (decrease) in net assets from operations	1,130,521	(1,290,080)	261,585	(369,823)	2,299,273	(2,563,827)

Changes from principal transactions:

Purchase payments	446,931	459,135	114,867	116,427	368,895	365,841

Transfers between sub-accounts and the company	141,247	204,530	(103,895)	33,227	(42,431)	298,619

Transfers on general account policy loans	(47,107)	(56,147)	(3,574)	(3,112)	(54,350)	(28,581)

Withdrawals	(102,847)	(56,670)	(787)	(8,440)	(42,341)	(514,650)

Annual contract fee	(431,311)	(436,745)	(57,598)	(56,108)	(216,270)	(206,291)

Net increase (decrease) in net assets from principal transactions	6,913	114,103	(50,987)	81,994	13,503	(85,062)

Total increase (decrease) in net assets	1,137,434	(1,175,977)	210,598	(287,829)	2,312,776	(2,648,889)

Net assets at beginning of period	8,167,871	9,343,848	1,176,006	1,463,835	6,026,156	8,675,045

Net assets at end of period	$9,305,305	$8,167,871	$1,386,604	$1,176,006	$8,338,932	$6,026,156

	2023	2022	2023	2022	2023	2022

Units, beginning of period	330,658	326,230	41,478	38,698	108,076	108,441

Units issued	18,240	22,166	4,627	4,968	7,080	12,776

Units redeemed	(18,152)	(17,738)	(6,058)	(2,188)	(6,414)	(13,141)

Units, end of period	330,746	330,658	40,047	41,478	108,742	108,076

See accompanying notes.	23 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth-Income Trust Series I		American International Trust Series I		Blue Chip Growth Trust Series I

	2023	2022	2023	2022	2023	2022
Income:

Dividend distributions received	$56,167	$103,524	$33,088	$69,569	$-	$-

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	56,167	103,524	33,088	69,569	-	-

Realized gains (losses) on investments:

Capital gain distributions received	591,162	248,242	497,905	141,745	-	302,024

Net realized gain (loss)	(58,711)	(32,478)	(96,731)	(50,422)	(75,922)	(5,889)

Realized gains (losses)	532,451	215,764	401,174	91,323	(75,922)	296,135

Unrealized appreciation (depreciation) during the period	567,100	(1,207,273)	20,504	(944,012)	511,208	(904,579)

Net increase (decrease) in net assets from operations	1,155,718	(887,985)	454,766	(783,120)	435,286	(608,444)

Changes from principal transactions:

Purchase payments	297,138	334,381	225,324	239,838	20,789	20,195

Transfers between sub-accounts and the company	410,729	(64,977)	57,555	(48,321)	1,329	25,417

Transfers on general account policy loans	(98,260)	(18,179)	(14,180)	(746)	(8,580)	(30,873)

Withdrawals	(243,410)	(36,459)	(235,084)	(4,885)	(129,354)	(1,501)

Annual contract fee	(184,437)	(184,880)	(102,044)	(106,814)	(33,854)	(34,307)

Net increase (decrease) in net assets from principal transactions	181,760	29,886	(68,429)	79,072	(149,670)	(21,069)

Total increase (decrease) in net assets	1,337,478	(858,099)	386,337	(704,048)	285,616	(629,513)

Net assets at beginning of period	4,431,728	5,289,827	2,991,767	3,695,815	971,968	1,601,481

Net assets at end of period	$5,769,206	$4,431,728	$3,378,104	$2,991,767	$1,257,584	$971,968

	2023	2022	2023	2022	2023	2022

Units, beginning of period	103,108	102,143	131,020	127,571	20,788	21,206

Units issued	27,361	6,558	11,810	14,476	970	736

Units redeemed	(22,931)	(5,593)	(14,706)	(11,027)	(3,774)	(1,154)

Units, end of period	107,538	103,108	128,124	131,020	17,984	20,788

See accompanying notes.	24 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Blue Chip Growth Trust Series NAV		Capital Appreciation Trust Series I		Capital Appreciation Trust Series NAV

	2023	2022	2023	2022	2023	2022
Income:

Dividend distributions received	$-	$-	$-	$-	$-	$-

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	-	-	-	-	-	-

Realized gains (losses) on investments:

Capital gain distributions received	5	4,447,127	11,370	188,938	54,238	912,053

Net realized gain (loss)	(551,078)	(21,100)	(47,498)	(82,132)	(157,088)	(92,460)

Realized gains (losses)	(551,073)	4,426,027	(36,128)	106,806	(102,850)	819,593

Unrealized appreciation (depreciation) during the period	7,724,021	(13,075,884)	350,489	(473,639)	1,621,238	(2,466,932)

Net increase (decrease) in net assets from operations	7,172,948	(8,649,857)	314,361	(366,833)	1,518,388	(1,647,339)

Changes from principal transactions:

Purchase payments	450,839	1,226,654	26,988	41,657	133,020	160,773

Transfers between sub-accounts and the company	(295,996)	141,742	(6,797)	8,422	(141,423)	298,002

Transfers on general account policy loans	(94,646)	184,244	-	(5)	1,160	95

Withdrawals	(333,650)	(173,532)	(77)	(14,945)	(287,358)	(750)

Annual contract fee	(520,527)	(492,981)	(47,241)	(43,546)	(123,249)	(111,854)

Net increase (decrease) in net assets from principal transactions	(793,980)	886,127	(27,127)	(8,417)	(417,850)	346,266

Total increase (decrease) in net assets	6,378,968	(7,763,730)	287,234	(375,250)	1,100,538	(1,301,073)

Net assets at beginning of period	14,624,357	22,388,087	600,415	975,665	2,949,390	4,250,463

Net assets at end of period	$21,003,325	$14,624,357	$887,649	$600,415	$4,049,928	$2,949,390

	2023	2022	2023	2022	2023	2022

Units, beginning of period	60,695	57,564	10,853	10,987	54,034	48,595

Units issued	2,653	6,132	288	678	2,832	7,527

Units redeemed	(5,075)	(3,001)	(644)	(812)	(8,357)	(2,088)

Units, end of period	58,273	60,695	10,497	10,853	48,509	54,034

See accompanying notes.	25 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Value Trust Series I		Capital Appreciation Value Trust Series NAV		Core Bond Trust Series I

	2023	2022	2023	2022	2023	2022
Income:

Dividend distributions received	$3,484	$1,753	$230,015	$118,739	$12,698	$10,040

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	3,484	1,753	230,015	118,739	12,698	10,040

Realized gains (losses) on investments:

Capital gain distributions received	20,447	23,409	1,316,807	1,503,967	-	-

Net realized gain (loss)	(369)	(147)	(26,826)	38,389	(6,733)	(6,848)

Realized gains (losses)	20,078	23,262	1,289,981	1,542,356	(6,733)	(6,848)

Unrealized appreciation (depreciation) during the period	9,529	(31,837)	613,734	(3,196,851)	18,817	(75,204)

Net increase (decrease) in net assets from operations	33,091	(6,822)	2,133,730	(1,535,756)	24,782	(72,012)

Changes from principal transactions:

Purchase payments	6,441	-	767,691	705,433	9,457	11,033

Transfers between sub-accounts and the company	(1,573)	186,666	629,628	(21,706)	6,931	4

Transfers on general account policy loans	-	-	(24,014)	(5,993)	(21,310)	(17,299)

Withdrawals	(1)	-	(112,128)	(38,727)	41	(6,042)

Annual contract fee	(1,922)	(1,529)	(594,889)	(574,998)	(16,498)	(16,270)

Net increase (decrease) in net assets from principal transactions	2,945	185,137	666,288	64,009	(21,379)	(28,574)

Total increase (decrease) in net assets	36,036	178,315	2,800,018	(1,471,747)	3,403	(100,586)

Net assets at beginning of period	178,315	-	11,476,633	12,948,380	435,179	535,765

Net assets at end of period	$214,351	$178,315	$14,276,651	$11,476,633	$438,582	$435,179

	2023	2022	2023	2022	2023	2022

Units, beginning of period	5,101	-	326,575	324,731	20,374	21,653

Units issued	179	5,172	29,234	12,515	653	740

Units redeemed	(91)	(71)	(12,442)	(10,671)	(1,620)	(2,019)

Units, end of period	5,189	5,101	343,367	326,575	19,407	20,374

See accompanying notes.	26 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Bond Trust Series NAV		Disciplined Value International Trust Series I		Disciplined Value International Trust Series NAV

	2023	2022	2023	2022	2023	2022
Income:

Dividend distributions received	$131,237	$88,683	$7,178	$12,746	$54,290	$85,190

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	131,237	88,683	7,178	12,746	54,290	85,190

Realized gains (losses) on investments:

Capital gain distributions received	-	3	-	-	(4)	(2)

Net realized gain (loss)	(152,324)	(123,140)	2,888	(1,697)	27,364	15,206

Realized gains (losses)	(152,324)	(123,137)	2,888	(1,697)	27,360	15,204

Unrealized appreciation (depreciation) during the period	224,164	(616,665)	59,968	(29,486)	388,033	(214,057)

Net increase (decrease) in net assets from operations	203,077	(651,119)	70,034	(18,437)	469,683	(113,663)

Changes from principal transactions:

Purchase payments	167,348	193,924	11,437	11,433	81,607	83,610

Transfers between sub-accounts and the company	446,035	(620,834)	(3,465)	(4,113)	234,679	(42,366)

Transfers on general account policy loans	10,587	8,568	(12,681)	(5,619)	(9,558)	(3,910)

Withdrawals	(579,531)	(76,174)	51	(1,272)	(6,132)	(19,397)

Annual contract fee	(141,688)	(163,971)	(11,139)	(9,731)	(76,553)	(68,054)

Net increase (decrease) in net assets from principal transactions	(97,249)	(658,487)	(15,797)	(9,302)	224,043	(50,117)

Total increase (decrease) in net assets	105,828	(1,309,606)	54,237	(27,739)	693,726	(163,780)

Net assets at beginning of period	3,746,678	5,056,284	359,227	386,966	2,310,116	2,473,896

Net assets at end of period	$3,852,506	$3,746,678	$413,464	$359,227	$3,003,842	$2,310,116

	2023	2022	2023	2022	2023	2022

Units, beginning of period	217,642	253,711	11,660	11,961	115,830	118,147

Units issued	34,658	16,601	361	440	19,176	7,657

Units redeemed	(40,949)	(52,670)	(834)	(741)	(9,546)	(9,974)

Units, end of period	211,351	217,642	11,187	11,660	125,460	115,830

See accompanying notes.	27 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Emerging Markets Value Trust Series I		Emerging Markets Value Trust Series NAV		Equity Income Trust Series I

	2023	2022	2023	2022	2023	2022
Income:

Dividend distributions received	$1,401	$3,106	$32,277	$68,355	$14,415	$14,409

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	1,401	3,106	32,277	68,355	14,415	14,409

Realized gains (losses) on investments:

Capital gain distributions received	-	-	(2)	(2)	69,228	87,689

Net realized gain (loss)	(243)	(172)	(4,423)	2,729	(16,488)	828

Realized gains (losses)	(243)	(172)	(4,425)	2,727	52,740	88,517

Unrealized appreciation (depreciation) during the period	11,267	(13,768)	241,150	(298,782)	650	(130,920)

Net increase (decrease) in net assets from operations	12,425	(10,834)	269,002	(227,700)	67,805	(27,994)

Changes from principal transactions:

Purchase payments	-	1,253	162,514	159,861	24,061	23,119

Transfers between sub-accounts and the company	(1,239)	(2,320)	53,592	(27,234)	1,907	(18,596)

Transfers on general account policy loans	(287)	(297)	(46,915)	(13,508)	207	(4)

Withdrawals	-	(16)	(70,825)	(15,921)	(45,486)	(21,655)

Annual contract fee	(1,155)	(940)	(78,117)	(80,029)	(45,687)	(44,114)

Net increase (decrease) in net assets from principal transactions	(2,681)	(2,320)	20,249	23,169	(64,998)	(61,250)

Total increase (decrease) in net assets	9,744	(13,154)	289,251	(204,531)	2,807	(89,244)

Net assets at beginning of period	83,123	96,277	1,758,629	1,963,160	790,236	879,480

Net assets at end of period	$92,867	$83,123	$2,047,880	$1,758,629	$793,043	$790,236

	2023	2022	2023	2022	2023	2022

Units, beginning of period	4,771	4,881	125,143	123,450	15,766	16,949

Units issued	-	228	13,471	12,445	430	410

Units redeemed	(144)	(338)	(12,061)	(10,752)	(1,732)	(1,593)

Units, end of period	4,627	4,771	126,553	125,143	14,464	15,766

See accompanying notes.	28 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Equity Income Trust Series NAV		Financial Industries Trust Series I		Financial Industries Trust Series NAV

	2023	2022	2023	2022	2023	2022
Income:

Dividend distributions received	$122,747	$115,394	$2,681	$3,948	$18,326	$27,361

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	122,747	115,394	2,681	3,948	18,326	27,361

Realized gains (losses) on investments:

Capital gain distributions received	576,039	683,156	6,664	29,225	44,364	198,189

Net realized gain (loss)	(112,389)	(10,554)	(714)	360	(46,024)	24,434

Realized gains (losses)	463,650	672,602	5,950	29,585	(1,660)	222,623

Unrealized appreciation (depreciation) during the period	(12,606)	(1,004,585)	(392)	(59,232)	36,492	(424,070)

Net increase (decrease) in net assets from operations	573,791	(216,589)	8,239	(25,699)	53,158	(174,086)

Changes from principal transactions:

Purchase payments	171,709	200,920	204	194	70,855	70,524

Transfers between sub-accounts and the company	(175,178)	(367,227)	1,502	(493)	22,344	(118,951)

Transfers on general account policy loans	(101,492)	150,747	-	-	(59,636)	3,704

Withdrawals	(32,452)	(110,902)	(2)	(12)	(8,982)	(9,381)

Annual contract fee	(191,496)	(198,110)	(3,195)	(3,644)	(50,151)	(56,763)

Net increase (decrease) in net assets from principal transactions	(328,909)	(324,572)	(1,491)	(3,955)	(25,570)	(110,867)

Total increase (decrease) in net assets	244,882	(541,161)	6,748	(29,654)	27,588	(284,953)

Net assets at beginning of period	6,240,347	6,781,508	159,633	189,287	1,073,326	1,358,279

Net assets at end of period	$6,485,229	$6,240,347	$166,381	$159,633	$1,100,914	$1,073,326

	2023	2022	2023	2022	2023	2022

Units, beginning of period	75,085	78,837	3,907	4,000	21,739	23,766

Units issued	3,367	3,638	43	8	2,357	1,436

Units redeemed	(7,202)	(7,390)	(80)	(101)	(2,902)	(3,463)

Units, end of period	71,250	75,085	3,870	3,907	21,194	21,739

See accompanying notes.	29 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental All Cap Core Trust Series I		Fundamental All Cap Core Trust Series NAV		Fundamental Large Cap Value Trust Series I

	2023	2022	2023	2022	2023	2022
Income:

Dividend distributions received	$1	$2	$6,122	$3,849	$11,638	$11,733

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	1	2	6,122	3,849	11,638	11,733

Realized gains (losses) on investments:

Capital gain distributions received	18	102	188,616	128,845	86,508	142,051

Net realized gain (loss)	60	(449)	30,627	29,302	20,045	13,885

Realized gains (losses)	78	(347)	219,243	158,147	106,553	155,936

Unrealized appreciation (depreciation) during the period	83	(131)	218,391	(566,783)	121,033	(260,127)

Net increase (decrease) in net assets from operations	162	(476)	443,756	(404,787)	239,224	(92,458)

Changes from principal transactions:

Purchase payments	2,176	2,177	80,194	79,054	21,418	22,988

Transfers between sub-accounts and the company	2	1	72,687	(21,315)	(4,620)	(8,801)

Transfers on general account policy loans	(21)	-	(4,101)	(544)	(30,017)	409

Withdrawals	(10)	-	(60,621)	(12,267)	(12,762)	(4,204)

Annual contract fee	(3,166)	(2,982)	(65,256)	(64,916)	(34,047)	(33,254)

Net increase (decrease) in net assets from principal transactions	(1,019)	(804)	22,903	(19,988)	(60,028)	(22,862)

Total increase (decrease) in net assets	(857)	(1,280)	466,659	(424,775)	179,196	(115,320)

Net assets at beginning of period	866	2,146	1,260,751	1,685,526	1,063,083	1,178,403

Net assets at end of period	$9	$866	$1,727,410	$1,260,751	$1,242,279	$1,063,083

	2023	2022	2023	2022	2023	2022

Units, beginning of period	11	21	27,093	27,433	19,408	19,802

Units issued	24	25	2,681	1,522	351	428

Units redeemed	(35)	(35)	(2,365)	(1,862)	(1,388)	(822)

Units, end of period	-	11	27,409	27,093	18,371	19,408

See accompanying notes.	30 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental Large Cap Value Trust Series NAV		Global Equity Trust Series I		Global Equity Trust Series NAV

	2023	2022	2023	2022	2023	2022
Income:

Dividend distributions received	$46,928	$43,047	$734	$2,498	$14,414	$39,150

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	46,928	43,047	734	2,498	14,414	39,150

Realized gains (losses) on investments:

Capital gain distributions received	334,522	497,538	3,283	5,874	61,087	90,345

Net realized gain (loss)	135,140	187,775	2,356	563	12,571	9,675

Realized gains (losses)	469,662	685,313	5,639	6,437	73,658	100,020

Unrealized appreciation (depreciation) during the period	364,755	(1,041,963)	9,783	(24,644)	198,824	(379,035)

Net increase (decrease) in net assets from operations	881,345	(313,603)	16,156	(15,709)	286,896	(239,865)

Changes from principal transactions:

Purchase payments	136,095	146,933	1,530	1,925	83,500	86,698

Transfers between sub-accounts and the company	134,114	(259,341)	(1,689)	(982)	223,044	(13,316)

Transfers on general account policy loans	(11,944)	(55)	32,833	-	(6,987)	(9,548)

Withdrawals	(38,332)	(10,531)	(32,323)	(557)	(42,469)	(13,496)

Annual contract fee	(109,386)	(112,788)	(4,185)	(4,380)	(53,540)	(54,262)

Net increase (decrease) in net assets from principal transactions	110,547	(235,782)	(3,834)	(3,994)	203,548	(3,924)

Total increase (decrease) in net assets	991,892	(549,385)	12,322	(19,703)	490,444	(243,789)

Net assets at beginning of period	3,718,539	4,267,924	87,588	107,291	1,371,303	1,615,092

Net assets at end of period	$4,710,431	$3,718,539	$99,910	$87,588	$1,861,747	$1,371,303

	2023	2022	2023	2022	2023	2022

Units, beginning of period	96,002	101,524	3,484	3,634	59,493	59,695

Units issued	11,919	8,102	1,204	79	11,645	2,994

Units redeemed	(9,446)	(13,624)	(1,379)	(229)	(3,926)	(3,196)

Units, end of period	98,475	96,002	3,309	3,484	67,212	59,493

See accompanying notes.	31 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Health Sciences Trust Series I		Health Sciences Trust Series NAV		High Yield Trust Series I

	2023	2022	2023	2022	2023	2022
Income:

Dividend distributions received	$-	$-	$-	$-	$8,556	$18,829

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	-	-	-	-	8,556	18,829

Realized gains (losses) on investments:

Capital gain distributions received	11,796	35,449	206,332	463,993	-	-

Net realized gain (loss)	186	3,500	(50,631)	30,970	(1,625)	(3,776)

Realized gains (losses)	11,982	38,949	155,701	494,963	(1,625)	(3,776)

Unrealized appreciation (depreciation) during the period	(3,119)	(85,199)	6,645	(1,147,566)	32,284	(60,107)

Net increase (decrease) in net assets from operations	8,863	(46,250)	162,346	(652,603)	39,215	(45,054)

Changes from principal transactions:

Purchase payments	2,922	2,252	240,997	247,763	6,440	8,055

Transfers between sub-accounts and the company	973	(65)	(81,960)	(347,185)	2,376	2,922

Transfers on general account policy loans	-	(5)	(16,780)	155,109	(275)	(291)

Withdrawals	(63,456)	(4,670)	(20,698)	(168,942)	2	(3,327)

Annual contract fee	(11,977)	(12,225)	(212,634)	(217,827)	(5,761)	(6,013)

Net increase (decrease) in net assets from principal transactions	(71,538)	(14,713)	(91,075)	(331,082)	2,782	1,346

Total increase (decrease) in net assets	(62,675)	(60,963)	71,271	(983,685)	41,997	(43,708)

Net assets at beginning of period	293,545	354,508	4,022,749	5,006,434	298,803	342,511

Net assets at end of period	$230,870	$293,545	$4,094,020	$4,022,749	$340,800	$298,803

	2023	2022	2023	2022	2023	2022

Units, beginning of period	2,078	2,181	36,381	39,383	10,719	10,659

Units issued	29	48	2,500	2,400	297	557

Units redeemed	(539)	(151)	(3,369)	(5,402)	(201)	(497)

Units, end of period	1,568	2,078	35,512	36,381	10,815	10,719

See accompanying notes.	32 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	High Yield Trust Series NAV		International Equity Index Series I		International Equity Index Series NAV

	2023	2022	2023	2022	2023	2022
Income:

Dividend distributions received	$79,627	$176,840	$5,014	$5,986	$169,954	$183,073

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	79,627	176,840	5,014	5,986	169,954	183,073

Realized gains (losses) on investments:

Capital gain distributions received	2	(3)	-	1,018	(6)	30,575

Net realized gain (loss)	(13,758)	(67,127)	495	56	8,277	54,889

Realized gains (losses)	(13,756)	(67,130)	495	1,074	8,271	85,464

Unrealized appreciation (depreciation) during the period	256,539	(401,805)	24,745	(47,617)	791,485	(1,441,390)

Net increase (decrease) in net assets from operations	322,410	(292,095)	30,254	(40,557)	969,710	(1,172,853)

Changes from principal transactions:

Purchase payments	71,079	74,285	3,968	3,995	244,612	250,140

Transfers between sub-accounts and the company	(4,134)	(7,252)	(1,434)	2,166	171,838	(147,115)

Transfers on general account policy loans	(5,771)	(1,902)	(11,333)	(6,004)	(32,756)	135,743

Withdrawals	(17,766)	6,822	(6)	9	(71,772)	(93,329)

Annual contract fee	(61,406)	(61,054)	(5,972)	(5,556)	(192,100)	(185,360)

Net increase (decrease) in net assets from principal transactions	(17,998)	10,899	(14,777)	(5,390)	119,822	(39,921)

Total increase (decrease) in net assets	304,412	(281,196)	15,477	(45,947)	1,089,532	(1,212,774)

Net assets at beginning of period	2,733,955	3,015,151	205,159	251,106	6,208,473	7,421,247

Net assets at end of period	$3,038,367	$2,733,955	$220,636	$205,159	$7,298,005	$6,208,473

	2023	2022	2023	2022	2023	2022

Units, beginning of period	103,038	98,783	13,618	13,959	104,621	104,848

Units issued	109,042	205,475	404	442	7,990	6,330

Units redeemed	(110,628)	(201,220)	(1,326)	(783)	(6,058)	(6,557)

Units, end of period	101,452	103,038	12,696	13,618	106,553	104,621

See accompanying notes.	33 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Small Company Trust Series I		International Small Company Trust Series NAV		Investment Quality Bond Trust Series I

	2023	2022	2023	2022	2023	2022
Income:

Dividend distributions received	$441	$469	$34,085	$31,635	$2,509	$5,433

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	441	469	34,085	31,635	2,509	5,433

Realized gains (losses) on investments:

Capital gain distributions received	484	1,833	36,598	120,243	-	3,362

Net realized gain (loss)	(52)	109	(16,489)	6,758	(1,937)	(602)

Realized gains (losses)	432	1,942	20,109	127,001	(1,937)	2,760

Unrealized appreciation (depreciation) during the period	2,101	(8,027)	141,114	(496,809)	9,698	(35,509)

Net increase (decrease) in net assets from operations	2,974	(5,616)	195,308	(338,173)	10,270	(27,316)

Changes from principal transactions:

Purchase payments	293	293	57,993	58,450	8,253	8,464

Transfers between sub-accounts and the company	5	8	40,869	(17,608)	170	425

Transfers on general account policy loans	(2,062)	-	(1,268)	(4,469)	(4,672)	-

Withdrawals	(1)	(120)	(189,429)	(6,491)	(4)	7

Annual contract fee	(2,334)	(1,406)	(42,040)	(45,045)	(5,924)	(6,011)

Net increase (decrease) in net assets from principal transactions	(4,099)	(1,225)	(133,875)	(15,163)	(2,177)	2,885

Total increase (decrease) in net assets	(1,125)	(6,841)	61,433	(353,336)	8,093	(24,431)

Net assets at beginning of period	24,248	31,089	1,521,745	1,875,081	159,924	184,355

Net assets at end of period	$23,123	$24,248	$1,583,178	$1,521,745	$168,017	$159,924

	2023	2022	2023	2022	2023	2022

Units, beginning of period	1,197	1,256	74,676	75,295	6,426	6,306

Units issued	10	66	4,992	5,324	305	322

Units redeemed	(200)	(125)	(11,271)	(5,943)	(391)	(202)

Units, end of period	1,007	1,197	68,397	74,676	6,340	6,426

See accompanying notes.	34 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Investment Quality Bond Trust Series NAV		Lifestyle Balanced Portfolio Series NAV		Lifestyle Conservative Portfolio Series NAV

	2023	2022	2023	2022	2023	2022
Income:

Dividend distributions received	$18,644	$37,035	$97,454	$107,155	$5,687	$5,874

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	18,644	37,035	97,454	107,155	5,687	5,874

Realized gains (losses) on investments:

Capital gain distributions received	1	22,554	361,883	335,288	8,638	10,608

Net realized gain (loss)	(11,639)	(8,083)	(25,792)	2,319	(3,082)	(963)

Realized gains (losses)	(11,638)	14,471	336,091	337,607	5,556	9,645

Unrealized appreciation (depreciation) during the period	67,688	(179,392)	88,486	(1,146,403)	5,980	(48,205)

Net increase (decrease) in net assets from operations	74,694	(127,886)	522,031	(701,641)	17,223	(32,686)

Changes from principal transactions:

Purchase payments	55,374	46,182	346,970	358,684	14,823	13,190

Transfers between sub-accounts and the company	110,433	516,464	38,747	(15,639)	(3,995)	772

Transfers on general account policy loans	1,901	7,205	(107,011)	10,013	(49)	(50)

Withdrawals	(4,927)	(7,574)	(6,572)	(25,491)	(2)	(4)

Annual contract fee	(50,494)	(38,391)	(344,078)	(342,805)	(15,292)	(15,815)

Net increase (decrease) in net assets from principal transactions	112,287	523,886	(71,944)	(15,238)	(4,515)	(1,907)

Total increase (decrease) in net assets	186,981	396,000	450,087	(716,879)	12,708	(34,593)

Net assets at beginning of period	1,065,948	669,948	3,857,311	4,574,190	191,913	226,506

Net assets at end of period	$1,252,929	$1,065,948	$4,307,398	$3,857,311	$204,621	$191,913

	2023	2022	2023	2022	2023	2022

Units, beginning of period	61,556	32,929	255,977	256,935	15,053	15,187

Units issued	9,172	31,715	15,098	13,868	913	806

Units redeemed	(2,832)	(3,088)	(19,723)	(14,826)	(1,266)	(941)

Units, end of period	67,896	61,556	251,352	255,977	14,700	15,052

See accompanying notes.	35 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth Portfolio Series NAV		Lifestyle Moderate Portfolio Series NAV		M Capital Appreciation

	2023	2022	2023	2022	2023	2022
Income:

Dividend distributions received	$568,327	$659,666	$48,660	$51,707	$2,338	$-

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	568,327	659,666	48,660	51,707	2,338	-

Realized gains (losses) on investments:

Capital gain distributions received	3,429,584	3,237,538	150,288	143,756	36,571	53,300

Net realized gain (loss)	(208,199)	24,285	(14,112)	(632)	(10,313)	(17,978)

Realized gains (losses)	3,221,385	3,261,823	136,176	143,124	26,258	35,322

Unrealized appreciation (depreciation) during the period	459,423	(8,804,622)	35,757	(510,489)	95,073	(176,044)

Net increase (decrease) in net assets from operations	4,249,135	(4,883,133)	220,593	(315,658)	123,669	(140,722)

Changes from principal transactions:

Purchase payments	1,366,380	1,453,972	126,520	135,812	13,316	15,190

Transfers between sub-accounts and the company	222,488	(159,024)	5,978	193,470	13,954	(48,137)

Transfers on general account policy loans	(122,600)	(102,588)	607	596	4	(41)

Withdrawals	(286,914)	(524,717)	(5,090)	(7,425)	(150,376)	(28)

Annual contract fee	(1,389,070)	(1,369,174)	(142,353)	(144,136)	(20,553)	(22,719)

Net increase (decrease) in net assets from principal transactions	(209,716)	(701,531)	(14,338)	178,317	(143,655)	(55,735)

Total increase (decrease) in net assets	4,039,419	(5,584,664)	206,255	(137,341)	(19,986)	(196,457)

Net assets at beginning of period	25,174,420	30,759,084	1,810,786	1,948,127	595,703	792,160

Net assets at end of period	$29,213,839	$25,174,420	$2,017,041	$1,810,786	$575,717	$595,703

	2023	2022	2023	2022	2023	2022

Units, beginning of period	1,503,556	1,543,426	126,967	115,992	4,145	4,512

Units issued	65,260	56,088	6,401	18,641	286	234

Units redeemed	(77,143)	(95,958)	(7,323)	(7,666)	(1,189)	(601)

Units, end of period	1,491,673	1,503,556	126,045	126,967	3,242	4,145

See accompanying notes.	36 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	M International Equity		M Large Cap Growth		M Large Cap Value

	2023	2022	2023	2022	2023	2022
Income:

Dividend distributions received	$32,394	$30,216	$-	$-	$24,697	$24,106

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	32,394	30,216	-	-	24,697	24,106

Realized gains (losses) on investments:

Capital gain distributions received	1	-	53,481	83,592	19,940	54,824

Net realized gain (loss)	25,301	(1,969)	11,165	9,198	37,735	18,374

Realized gains (losses)	25,302	(1,969)	64,646	92,790	57,675	73,198

Unrealized appreciation (depreciation) during the period	107,348	(181,436)	239,948	(411,215)	2,382	(118,736)

Net increase (decrease) in net assets from operations	165,044	(153,189)	304,594	(318,425)	84,754	(21,432)

Changes from principal transactions:

Purchase payments	45,366	23,180	48,888	50,082	42,611	24,358

Transfers between sub-accounts and the company	54,001	138,174	(70,833)	139,506	111,309	(190,968)

Transfers on general account policy loans	4	(40)	(11)	(4)	-	(43)

Withdrawals	(186,397)	496	(238,519)	(176)	(226,698)	217

Annual contract fee	(32,801)	(29,805)	(54,294)	(51,799)	(38,406)	(40,812)

Net increase (decrease) in net assets from principal transactions	(119,827)	132,005	(314,769)	137,609	(111,184)	(207,248)

Total increase (decrease) in net assets	45,217	(21,184)	(10,175)	(180,816)	(26,430)	(228,680)

Net assets at beginning of period	1,084,352	1,105,536	1,026,133	1,206,949	1,174,547	1,403,227

Net assets at end of period	$1,129,569	$1,084,352	$1,015,958	$1,026,133	$1,148,117	$1,174,547

	2023	2022	2023	2022	2023	2022

Units, beginning of period	27,769	24,303	9,252	8,117	29,658	34,919

Units issued	2,490	6,094	478	1,654	4,094	1,364

Units redeemed	(5,323)	(2,628)	(2,793)	(519)	(6,810)	(6,625)

Units, end of period	24,936	27,769	6,937	9,252	26,942	29,658

See accompanying notes.	37 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Balanced Portfolio Series I		Managed Volatility Balanced Portfolio Series NAV		Managed Volatility Conservative Portfolio Series I

	2023	2022	2023	2022	2023	2022
Income:

Dividend distributions received	$14,593	$15,673	$1,056,057	$1,151,607	$2,799	$2,040

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	14,593	15,673	1,056,057	1,151,607	2,799	2,040

Realized gains (losses) on investments:

Capital gain distributions received	48,804	18,309	3,463,626	1,321,690	1,942	-

Net realized gain (loss)	(6,183)	(25,666)	(1,138,475)	(613,013)	(2,341)	(1,528)

Realized gains (losses)	42,621	(7,357)	2,325,151	708,677	(399)	(1,528)

Unrealized appreciation (depreciation) during the period	12,068	(134,437)	1,582,263	(9,347,336)	2,791	(13,161)

Net increase (decrease) in net assets from operations	69,282	(126,121)	4,963,471	(7,487,052)	5,191	(12,649)

Changes from principal transactions:

Purchase payments	13,405	13,756	2,306,141	2,597,359	-	-

Transfers between sub-accounts and the company	1,325	(188,673)	(1,515,459)	1,163,297	747	2,104

Transfers on general account policy loans	(12,651)	(9,907)	(109,403)	(28,709)	28,118	-

Withdrawals	-	(114)	(484,929)	(478,110)	(127)	-

Annual contract fee	(23,489)	(21,247)	(2,424,710)	(2,442,943)	(8,329)	(7,590)

Net increase (decrease) in net assets from principal transactions	(21,410)	(206,185)	(2,228,360)	810,894	20,409	(5,486)

Total increase (decrease) in net assets	47,872	(332,306)	2,735,111	(6,676,158)	25,600	(18,135)

Net assets at beginning of period	590,598	922,904	42,654,248	49,330,406	68,715	86,850

Net assets at end of period	$638,470	$590,598	$45,389,359	$42,654,248	$94,315	$68,715

	2023	2022	2023	2022	2023	2022

Units, beginning of period	20,276	26,907	1,941,056	1,908,563	2,610	2,811

Units issued	320	326	87,028	163,151	1,103	36

Units redeemed	(1,024)	(6,957)	(183,826)	(130,658)	(316)	(237)

Units, end of period	19,572	20,276	1,844,258	1,941,056	3,397	2,610

See accompanying notes.	38 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Conservative Portfolio Series NAV		Managed Volatility Growth Portfolio Series I		Managed Volatility Growth Portfolio Series NAV

	2023	2022	2023	2022	2023	2022
Income:

Dividend distributions received	$158,093	$176,014	$28,631	$35,958	$1,194,058	$1,360,406

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	158,093	176,014	28,631	35,958	1,194,058	1,360,406

Realized gains (losses) on investments:

Capital gain distributions received	106,364	3	168,875	31,556	6,880,853	1,167,340

Net realized gain (loss)	(197,577)	(102,455)	(18,429)	(116,516)	(943,908)	(314,307)

Realized gains (losses)	(91,213)	(102,452)	150,446	(84,960)	5,936,945	853,033

Unrealized appreciation (depreciation) during the period	228,635	(1,148,476)	19,034	(311,251)	390,193	(11,733,068)

Net increase (decrease) in net assets from operations	295,515	(1,074,914)	198,111	(360,253)	7,521,196	(9,519,629)

Changes from principal transactions:

Purchase payments	181,263	176,646	67,978	67,255	3,091,116	3,643,741

Transfers between sub-accounts and the company	(101,920)	16,777	(185,580)	(186,282)	(395,910)	(526,620)

Transfers on general account policy loans	(10,118)	(2,057)	(1)	(149,961)	(603,013)	23,521

Withdrawals	(617,351)	(883,692)	(651)	(512,907)	(639,132)	(547,409)

Annual contract fee	(337,712)	(338,136)	(51,851)	(53,633)	(2,657,898)	(2,654,412)

Net increase (decrease) in net assets from principal transactions	(885,838)	(1,030,462)	(170,105)	(835,528)	(1,204,837)	(61,179)

Total increase (decrease) in net assets	(590,323)	(2,105,376)	28,006	(1,195,781)	6,316,359	(9,580,808)

Net assets at beginning of period	5,855,019	7,960,395	1,475,432	2,671,213	54,939,647	64,520,455

Net assets at end of period	$5,264,696	$5,855,019	$1,503,438	$1,475,432	$61,256,006	$54,939,647

	2023	2022	2023	2022	2023	2022

Units, beginning of period	311,615	361,313	54,530	84,056	2,453,777	2,455,465

Units issued	6,521	7,196	1,821	1,551	152,134	112,783

Units redeemed	(52,548)	(56,894)	(7,475)	(31,077)	(201,984)	(114,471)

Units, end of period	265,588	311,615	48,876	54,530	2,403,927	2,453,777

See accompanying notes.	39 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Moderate Portfolio Series I		Managed Volatility Moderate Portfolio Series NAV		Mid Cap Growth Trust Series I

	2023	2022	2023	2022	2023	2022
Income:

Dividend distributions received	$9,657	$11,704	$280,611	$332,852	$-	$-

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	9,657	11,704	280,611	332,852	-	-

Realized gains (losses) on investments:

Capital gain distributions received	25,342	13,492	712,260	370,728	-	227,563

Net realized gain (loss)	(35,659)	(3,810)	(447,712)	(110,727)	(37,568)	(17,830)

Realized gains (losses)	(10,317)	9,682	264,548	260,001	(37,568)	209,733

Unrealized appreciation (depreciation) during the period	40,407	(97,778)	618,696	(2,623,739)	133,409	(491,095)

Net increase (decrease) in net assets from operations	39,747	(76,392)	1,163,855	(2,030,886)	95,841	(281,362)

Changes from principal transactions:

Purchase payments	3,753	2,973	565,475	693,779	23,515	21,467

Transfers between sub-accounts and the company	250	291	(1,579,367)	55,357	6,054	7,897

Transfers on general account policy loans	(30,005)	-	(9,059)	(10,620)	(15,016)	192

Withdrawals	(8,918)	-	(81,185)	(51,013)	(30)	(7,120)

Annual contract fee	(32,357)	(29,936)	(593,519)	(610,113)	(29,504)	(28,252)

Net increase (decrease) in net assets from principal transactions	(67,277)	(26,672)	(1,697,655)	77,390	(14,981)	(5,816)

Total increase (decrease) in net assets	(27,530)	(103,064)	(533,800)	(1,953,496)	80,860	(287,178)

Net assets at beginning of period	417,141	520,205	11,672,872	13,626,368	525,892	813,070

Net assets at end of period	$389,611	$417,141	$11,139,072	$11,672,872	$606,752	$525,892

	2023	2022	2023	2022	2023	2022

Units, beginning of period	14,413	15,300	542,380	538,857	7,867	7,949

Units issued	1,113	68	17,483	26,168	338	348

Units redeemed	(3,360)	(955)	(92,709)	(22,645)	(559)	(430)

Units, end of period	12,166	14,413	467,154	542,380	7,646	7,867

See accompanying notes.	40 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Growth Trust Series NAV		Mid Cap Index Trust Series I		Mid Cap Index Trust Series NAV

	2023	2022	2023	2022	2023	2022
Income:

Dividend distributions received	$-	$-	$5,255	$6,377	$51,113	$51,652

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	-	-	5,255	6,377	51,113	51,652

Realized gains (losses) on investments:

Capital gain distributions received	2	1,170,035	24,980	80,028	233,238	619,777

Net realized gain (loss)	(205,727)	(91,327)	(17,692)	1,067	(45,216)	107,521

Realized gains (losses)	(205,725)	1,078,708	7,288	81,095	188,022	727,298

Unrealized appreciation (depreciation) during the period	753,555	(2,463,381)	62,793	(176,391)	445,163	(1,477,173)

Net increase (decrease) in net assets from operations	547,830	(1,384,673)	75,336	(88,919)	684,298	(698,223)

Changes from principal transactions:

Purchase payments	208,743	223,682	5,146	3,056	246,341	245,164

Transfers between sub-accounts and the company	336,388	201,839	(2,887)	(10,383)	(39,242)	(389,793)

Transfers on general account policy loans	(2,660)	(2,079)	1,124	-	(43,350)	(30,843)

Withdrawals	(60,992)	(23,432)	(79,511)	(1,484)	(40,695)	(147,979)

Annual contract fee	(140,002)	(137,584)	(24,835)	(23,576)	(188,719)	(200,006)

Net increase (decrease) in net assets from principal transactions	341,477	262,426	(100,963)	(32,387)	(65,665)	(523,457)

Total increase (decrease) in net assets	889,307	(1,122,247)	(25,627)	(121,306)	618,633	(1,221,680)

Net assets at beginning of period	2,828,372	3,950,619	547,524	668,830	4,250,097	5,471,777

Net assets at end of period	$3,717,679	$2,828,372	$521,897	$547,524	$4,868,730	$4,250,097

	2023	2022	2023	2022	2023	2022

Units, beginning of period	19,367	17,690	7,094	7,501	83,629	93,254

Units issued	3,109	4,109	81	22	5,395	5,097

Units redeemed	(1,061)	(2,432)	(1,346)	(429)	(6,440)	(14,722)

Units, end of period	21,415	19,367	5,829	7,094	82,584	83,629

See accompanying notes.	41 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Value Trust Series I		Mid Value Trust Series NAV		Money Market Trust Series I

	2023	2022	2023	2022	2023	2022
Income:

Dividend distributions received	$3,737	$2,736	$18,271	$13,011	$95,599	$25,796

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	3,737	2,736	18,271	13,011	95,599	25,796

Realized gains (losses) on investments:

Capital gain distributions received	46,276	35,717	217,759	160,698	-	-

Net realized gain (loss)	(774)	1,345	(36,848)	22,826	-	-

Realized gains (losses)	45,502	37,062	180,911	183,524	-	-

Unrealized appreciation (depreciation) during the period	7,459	(53,654)	40,560	(263,153)	-	-

Net increase (decrease) in net assets from operations	56,698	(13,856)	239,742	(66,618)	95,599	25,796

Changes from principal transactions:

Purchase payments	670	3,061	72,326	76,051	18,554	19,661

Transfers between sub-accounts and the company	6,250	(14,279)	(997)	(273,850)	185,018	(3,289)

Transfers on general account policy loans	-	(3)	(3,372)	(7,567)	24,865	435

Withdrawals	2	(8,586)	(160,927)	(4,595)	(184,977)	(18)

Annual contract fee	(7,715)	(6,364)	(51,286)	(59,294)	(80,554)	(71,602)

Net increase (decrease) in net assets from principal transactions	(793)	(26,171)	(144,256)	(269,255)	(37,094)	(54,813)

Total increase (decrease) in net assets	55,905	(40,027)	95,486	(335,873)	58,505	(29,017)

Net assets at beginning of period	304,576	344,603	1,350,227	1,686,100	2,012,100	2,041,117

Net assets at end of period	$360,481	$304,576	$1,445,713	$1,350,227	$2,070,605	$2,012,100

	2023	2022	2023	2022	2023	2022

Units, beginning of period	6,320	6,843	18,184	21,732	141,309	145,195

Units issued	168	192	2,540	2,198	15,009	1,073

Units redeemed	(176)	(715)	(4,315)	(5,746)	(17,516)	(4,959)

Units, end of period	6,312	6,320	16,409	18,184	138,802	141,309

See accompanying notes.	42 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Money Market Trust Series NAV		Opportunistic Fixed Income Trust Series I		Opportunistic Fixed Income Trust Series NAV

	2023	2022	2023	2022	2023	2022
Income:

Dividend distributions received	$242,959	$75,444	$3,540	$3,979	$40,936	$32,773

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	242,959	75,444	3,540	3,979	40,936	32,773

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	1,675	-	13,543

Net realized gain (loss)	-	-	(1,853)	(2,236)	(7,525)	(12,589)

Realized gains (losses)	-	-	(1,853)	(561)	(7,525)	954

Unrealized appreciation (depreciation) during the period	-	-	9,488	(22,593)	70,434	(176,160)

Net increase (decrease) in net assets from operations	242,959	75,444	11,175	(19,175)	103,845	(142,433)

Changes from principal transactions:

Purchase payments	242,847	812,623	1,208	1,834	60,369	66,265

Transfers between sub-accounts and the company	(361,932)	1,613,081	682	229	300,398	(9,176)

Transfers on general account policy loans	(13,034)	(446,155)	(10,579)	(7,846)	(3,347)	1,035

Withdrawals	(37,280)	(68,309)	13	28	(1,403)	(5,320)

Annual contract fee	(269,562)	(303,303)	(3,642)	(3,530)	(41,012)	(38,216)

Net increase (decrease) in net assets from principal transactions	(438,961)	1,607,937	(12,318)	(9,285)	315,005	14,588

Total increase (decrease) in net assets	(196,002)	1,683,381	(1,143)	(28,460)	418,850	(127,845)

Net assets at beginning of period	5,266,490	3,583,109	141,722	170,182	1,154,160	1,282,005

Net assets at end of period	$5,070,488	$5,266,490	$140,579	$141,722	$1,573,010	$1,154,160

	2023	2022	2023	2022	2023	2022

Units, beginning of period	496,152	341,909	5,878	6,273	33,350	32,985

Units issued	358,271	916,061	91	131	9,820	2,333

Units redeemed	(398,743)	(761,818)	(582)	(526)	(1,167)	(1,968)

Units, end of period	455,680	496,152	5,387	5,878	42,003	33,350

See accompanying notes.	43 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	PIMCO All Asset		Real Estate Securities Trust Series I		Real Estate Securities Trust Series NAV

	2023	2022	2023	2022	2023	2022
Income:

Dividend distributions received	$17,239	$75,518	$3,690	$2,002	$52,390	$26,280

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	17,239	75,518	3,690	2,002	52,390	26,280

Realized gains (losses) on investments:

Capital gain distributions received	-	22,464	2,935	15,266	40,840	191,211

Net realized gain (loss)	(2,206)	(986)	(157)	4,800	15,333	57,428

Realized gains (losses)	(2,206)	21,478	2,778	20,066	56,173	248,639

Unrealized appreciation (depreciation) during the period	36,036	(181,226)	14,086	(85,214)	168,507	(1,045,835)

Net increase (decrease) in net assets from operations	51,069	(84,230)	20,554	(63,146)	277,070	(770,916)

Changes from principal transactions:

Purchase payments	31,887	36,525	12,038	8,610	95,469	92,834

Transfers between sub-accounts and the company	4,492	(2,839)	691	(212)	312,169	(8,825)

Transfers on general account policy loans	-	-	49	(3)	(33,327)	(12,054)

Withdrawals	(9)	2	(41)	(8,071)	(30,507)	(13,005)

Annual contract fee	(11,108)	(11,986)	(13,012)	(12,404)	(64,211)	(73,297)

Net increase (decrease) in net assets from principal transactions	25,262	21,702	(275)	(12,080)	279,593	(14,347)

Total increase (decrease) in net assets	76,331	(62,528)	20,279	(75,226)	556,663	(785,263)

Net assets at beginning of period	633,890	696,418	156,865	232,091	1,970,284	2,755,547

Net assets at end of period	$710,221	$633,890	$177,144	$156,865	$2,526,947	$1,970,284

	2023	2022	2023	2022	2023	2022

Units, beginning of period	29,987	28,953	2,168	2,293	9,791	9,797

Units issued	1,594	1,637	163	109	2,013	683

Units redeemed	(421)	(603)	(165)	(234)	(698)	(690)

Units, end of period	31,160	29,987	2,166	2,168	11,106	9,790

44 of 69
See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Science & Technology Trust Series I		Science & Technology Trust Series NAV		Select Bond Trust Series I

	2023	2022	2023	2022	2023	2022
Income:

Dividend distributions received	$-	$-	$-	$-	$746	$1,052

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	-	-	-	-	746	1,052

Realized gains (losses) on investments:

Capital gain distributions received	-	200,171	(3)	2,305,767	-	282

Net realized gain (loss)	(36,476)	675	(385,793)	(46,161)	(1,658)	(112)

Realized gains (losses)	(36,476)	200,846	(385,796)	2,259,606	(1,658)	170

Unrealized appreciation (depreciation) during the period	242,422	(429,207)	3,036,029	(4,921,068)	2,735	(6,712)

Net increase (decrease) in net assets from operations	205,946	(228,361)	2,650,233	(2,661,462)	1,823	(5,490)

Changes from principal transactions:

Purchase payments	13,903	11,744	276,747	287,276	883	786

Transfers between sub-accounts and the company	(12,095)	4,441	51,082	(262,874)	-	9

Transfers on general account policy loans	(6,689)	75	(8,108)	182,704	-	-

Withdrawals	(10,721)	74	(95,994)	(160,557)	(10,842)	2

Annual contract fee	(39,495)	(35,129)	(297,753)	(261,521)	(738)	(1,245)

Net increase (decrease) in net assets from principal transactions	(55,097)	(18,795)	(74,026)	(214,972)	(10,697)	(448)

Total increase (decrease) in net assets	150,849	(247,156)	2,576,207	(2,876,434)	(8,874)	(5,938)

Net assets at beginning of period	398,912	646,068	4,839,501	7,715,935	33,007	38,945

Net assets at end of period	$549,761	$398,912	$7,415,708	$4,839,501	$24,133	$33,007

	2023	2022	2023	2022	2023	2022

Units, beginning of period	10,066	10,486	72,890	74,797	2,754	2,788

Units issued	186	241	4,202	5,526	71	56

Units redeemed	(1,284)	(661)	(4,910)	(7,433)	(927)	(90)

Units, end of period	8,968	10,066	72,182	72,890	1,898	2,754

See accompanying notes.	45 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Select Bond Trust Series NAV		Short Term Government Income Trust Series I		Short Term Government Income Trust Series NAV

	2023	2022	2023	2022	2023	2022
Income:

Dividend distributions received	$41,639	$39,271	$2,072	$2,071	$13,669	$10,498

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	41,639	39,271	2,072	2,071	13,669	10,498

Realized gains (losses) on investments:

Capital gain distributions received	8	10,353	-	-	1	2

Net realized gain (loss)	(9,467)	(7,954)	(9,978)	(1,022)	(3,068)	(2,704)

Realized gains (losses)	(9,459)	2,399	(9,978)	(1,022)	(3,067)	(2,702)

Unrealized appreciation (depreciation) during the period	44,060	(241,853)	12,609	(10,656)	19,263	(54,212)

Net increase (decrease) in net assets from operations	76,240	(200,183)	4,703	(9,607)	29,865	(46,416)

Changes from principal transactions:

Purchase payments	46,675	56,909	4,082	7,110	31,027	30,151

Transfers between sub-accounts and the company	45,535	(3,135)	805	(637)	133,838	(5,007)

Transfers on general account policy loans	(185)	(2,071)	-	-	(467)	(1,176)

Withdrawals	41	(3,953)	(2,321)	19	(774)	-

Annual contract fee	(52,064)	(51,892)	(14,053)	(12,958)	(36,431)	(33,556)

Net increase (decrease) in net assets from principal transactions	40,002	(4,142)	(11,487)	(6,466)	127,193	(9,588)

Total increase (decrease) in net assets	116,242	(204,325)	(6,784)	(16,073)	157,058	(56,004)

Net assets at beginning of period	1,214,779	1,419,104	133,948	150,021	669,330	725,334

Net assets at end of period	$1,331,021	$1,214,779	$127,164	$133,948	$826,388	$669,330

	2023	2022	2023	2022	2023	2022

Units, beginning of period	100,830	101,108	12,461	13,051	61,868	62,732

Units issued	7,482	7,437	8,057	570	14,872	2,609

Units redeemed	(4,237)	(7,715)	(9,134)	(1,160)	(3,203)	(3,473)

Units, end of period	104,075	100,830	11,384	12,461	73,537	61,868

See accompanying notes.	46 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Index Trust Series I		Small Cap Index Trust Series NAV		Small Cap Opportunities Trust Series I

	2023	2022	2023	2022	2023	2022
Income:

Dividend distributions received	$2,356	$2,049	$44,034	$37,012	$657	$805

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	2,356	2,049	44,034	37,012	657	805

Realized gains (losses) on investments:

Capital gain distributions received	2,755	27,669	49,666	474,957	14,442	21,781

Net realized gain (loss)	(2,705)	755	(30,692)	77,082	(1,479)	(683)

Realized gains (losses)	50	28,424	18,974	552,039	12,963	21,098

Unrealized appreciation (depreciation) during the period	27,798	(79,385)	477,000	(1,451,063)	14,135	(38,815)

Net increase (decrease) in net assets from operations	30,204	(48,912)	540,008	(862,012)	27,755	(16,912)

Changes from principal transactions:

Purchase payments	1,618	3,129	135,701	147,374	5,860	5,085

Transfers between sub-accounts and the company	2,109	2,229	48,669	(119,814)	4	2

Transfers on general account policy loans	-	-	(16,318)	(21,647)	-	-

Withdrawals	(6,447)	(273)	(18,838)	(97,008)	(19)	-

Annual contract fee	(6,653)	(6,154)	(133,276)	(143,635)	(6,499)	(6,258)

Net increase (decrease) in net assets from principal transactions	(9,373)	(1,069)	15,938	(234,730)	(654)	(1,171)

Total increase (decrease) in net assets	20,831	(49,981)	555,946	(1,096,742)	27,101	(18,083)

Net assets at beginning of period	187,290	237,271	3,236,609	4,333,351	153,742	171,825

Net assets at end of period	$208,121	$187,290	$3,792,555	$3,236,609	$180,843	$153,742

	2023	2022	2023	2022	2023	2022

Units, beginning of period	3,633	3,652	78,389	83,301	2,209	2,221

Units issued	58	185	4,175	5,235	72	68

Units redeemed	(225)	(204)	(3,736)	(10,147)	(79)	(80)

Units, end of period	3,466	3,633	78,828	78,389	2,202	2,209

See accompanying notes.	47 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Opportunities Trust Series NAV		Small Cap Stock Trust Series I		Small Cap Stock Trust Series NAV

	2023	2022	2023	2022	2023	2022
Income:

Dividend distributions received	$9,593	$10,272	$-	$-	$-	$-

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	9,593	10,272	-	-	-	-

Realized gains (losses) on investments:

Capital gain distributions received	189,759	252,911	-	26,911	-	570,496

Net realized gain (loss)	(4,799)	14,810	(248)	(946)	(83,473)	(43,803)

Realized gains (losses)	184,960	267,721	(248)	25,965	(83,473)	526,693

Unrealized appreciation (depreciation) during the period	146,992	(481,919)	16,107	(65,591)	421,047	(1,451,177)

Net increase (decrease) in net assets from operations	341,545	(203,926)	15,859	(39,626)	337,574	(924,484)

Changes from principal transactions:

Purchase payments	57,354	55,207	3,248	3,614	144,963	138,813

Transfers between sub-accounts and the company	256,332	(49,713)	10,369	2,124	44,639	(196,890)

Transfers on general account policy loans	(3,206)	(8,591)	-	-	(739)	(189)

Withdrawals	(5,194)	(16,708)	(2)	4	(4,913)	(20,309)

Annual contract fee	(46,252)	(48,801)	(2,961)	(2,968)	(91,915)	(97,053)

Net increase (decrease) in net assets from principal transactions	259,034	(68,606)	10,654	2,774	92,035	(175,628)

Total increase (decrease) in net assets	600,579	(272,532)	26,513	(36,852)	429,609	(1,100,112)

Net assets at beginning of period	1,767,559	2,040,091	90,058	126,910	1,983,238	3,083,350

Net assets at end of period	$2,368,138	$1,767,559	$116,571	$90,058	$2,412,847	$1,983,238

	2023	2022	2023	2022	2023	2022

Units, beginning of period	51,380	53,351	1,999	1,940	36,988	39,602

Units issued	9,539	2,697	241	99	3,218	2,920

Units redeemed	(2,643)	(4,668)	(11)	(40)	(1,518)	(5,534)

Units, end of period	58,276	51,380	2,229	1,999	38,688	36,988

See accompanying notes.	48 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Value Trust Series I		Small Cap Value Trust Series NAV		Small Company Value Trust Series I

	2023	2022	2023	2022	2023	2022
Income:

Dividend distributions received	$104	$241	$9,692	$20,677	$230	$-

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	104	241	9,692	20,677	230	-

Realized gains (losses) on investments:

Capital gain distributions received	2,352	4,468	197,025	362,034	6,135	13,334

Net realized gain (loss)	(433)	(323)	(68,075)	(68,353)	(13,776)	(8,127)

Realized gains (losses)	1,919	4,145	128,950	293,681	(7,641)	5,207

Unrealized appreciation (depreciation) during the period	1,549	(7,521)	166,757	(580,944)	18,470	(27,420)

Net increase (decrease) in net assets from operations	3,572	(3,135)	305,399	(266,586)	11,059	(22,213)

Changes from principal transactions:

Purchase payments	-	-	95,187	109,888	3,471	3,549

Transfers between sub-accounts and the company	9	13	23,109	(323,891)	1,864	(83)

Transfers on general account policy loans	-	-	(21,314)	(8,342)	(9,852)	151

Withdrawals	(2)	(1)	(8,748)	(8,638)	39	(6,171)

Annual contract fee	(1,408)	(1,209)	(75,236)	(83,617)	(4,348)	(4,668)

Net increase (decrease) in net assets from principal transactions	(1,401)	(1,197)	12,998	(314,600)	(8,826)	(7,222)

Total increase (decrease) in net assets	2,171	(4,332)	318,397	(581,186)	2,233	(29,435)

Net assets at beginning of period	26,543	30,875	2,135,311	2,716,497	92,352	121,787

Net assets at end of period	$28,714	$26,543	$2,453,708	$2,135,311	$94,585	$92,352

	2023	2022	2023	2022	2023	2022

Units, beginning of period	735	767	20,945	23,914	1,395	1,495

Units issued	-	7	1,625	1,303	87	49

Units redeemed	(38)	(39)	(1,471)	(4,272)	(223)	(149)

Units, end of period	697	735	21,099	20,945	1,259	1,395

See accompanying notes.	49 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Company Value Trust Series NAV		Strategic Income Opportunities Trust Series I		Strategic Income Opportunities Trust Series NAV

	2023	2022	2023	2022	2023	2022
Income:

Dividend distributions received	$4,054	$-	$7,635	$7,694	$96,355	$85,761

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	4,054	-	7,635	7,694	96,355	85,761

Realized gains (losses) on investments:

Capital gain distributions received	92,659	172,376	-	-	6	(1)

Net realized gain (loss)	(99,488)	(36,631)	(2,992)	(966)	(9,834)	(7,944)

Realized gains (losses)	(6,829)	135,745	(2,992)	(966)	(9,828)	(7,945)

Unrealized appreciation (depreciation) during the period	149,697	(363,061)	11,410	(31,433)	101,290	(341,844)

Net increase (decrease) in net assets from operations	146,922	(227,316)	16,053	(24,705)	187,817	(264,028)

Changes from principal transactions:

Purchase payments	45,798	38,011	4,893	5,031	102,486	105,693

Transfers between sub-accounts and the company	(7,542)	319,044	4,197	(5,040)	409,504	(26,371)

Transfers on general account policy loans	(1,581)	(3)	21,277	210	(20,974)	1,430

Withdrawals	(165,088)	(4,188)	(13,243)	30	(2,845)	(8,447)

Annual contract fee	(39,019)	(37,387)	(13,318)	(13,237)	(79,452)	(82,651)

Net increase (decrease) in net assets from principal transactions	(167,432)	315,477	3,806	(13,006)	408,719	(10,346)

Total increase (decrease) in net assets	(20,510)	88,161	19,859	(37,711)	596,536	(274,374)

Net assets at beginning of period	1,207,666	1,119,505	209,902	247,613	2,328,674	2,603,048

Net assets at end of period	$1,187,156	$1,207,666	$229,761	$209,902	$2,925,210	$2,328,674

	2023	2022	2023	2022	2023	2022

Units, beginning of period	31,794	23,963	6,969	7,394	103,905	104,475

Units issued	2,624	9,092	1,239	110	22,076	5,134

Units redeemed	(6,886)	(1,261)	(1,103)	(535)	(4,610)	(5,704)

Units, end of period	27,532	31,794	7,105	6,969	121,371	103,905

See accompanying notes.	50 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	TOPS Aggressive Growth ETF Portfolio - Class 2		TOPS Growth ETF Portfolio - Class 2		TOPS Moderate Growth ETF Portfolio - Class 2

	2023 (a)	2022	2023	2022	2023	2022
Income:

Dividend distributions received	$1,004	$-	$96	$99	$2,091	$-

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	1,004	-	96	99	2,091	-

Realized gains (losses) on investments:

Capital gain distributions received	469	-	78	41	1,556	-

Net realized gain (loss)	211	-	-	-	(6)	-

Realized gains (losses)	680	-	78	41	1,550	-

Unrealized appreciation (depreciation) during the period	12,402	-	944	(379)	9,170	(1,555)

Net increase (decrease) in net assets from operations	14,086	-	1,118	(239)	12,811	(1,555)

Changes from principal transactions:

Purchase payments	9,800	-	-	-	-	-

Transfers between sub-accounts and the company	121,582	-	1	7,197	39,804	79,933

Transfers on general account policy loans	-	-	-	-	-	-

Withdrawals	1,557	-	3	-	(1)	-

Annual contract fee	(5,505)	-	-	-	(2,591)	-

Net increase (decrease) in net assets from principal transactions	127,434	-	4	7,197	37,212	79,933

Total increase (decrease) in net assets	141,520	-	1,122	6,958	50,023	78,378

Net assets at beginning of period	-	-	6,958	-	78,378	-

Net assets at end of period	$141,520	$-	$8,080	$6,958	$128,401	$78,378

	2023	2022	2023	2022	2023	2022

Units, beginning of period	-	-	424	-	5,983	-

Units issued	7,575	-	-	424	2,841	5,983

Units redeemed	(303)	-	-	-	(186)	-

Units, end of period	7,272	-	424	424	8,638	5,983

	(a) Sub-account available in prior year but no activity.

See accompanying notes.	51 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Bond Market Series Trust NAV		Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series NAV

	2023	2022	2023	2022	2023	2022
Income:

Dividend distributions received	$45,395	$45,274	$2,559	$2,521	$120,672	$115,574

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	45,395	45,274	2,559	2,521	120,672	115,574

Realized gains (losses) on investments:

Capital gain distributions received	(1)	2	13,763	30,990	623,726	1,354,748

Net realized gain (loss)	(11,190)	(16,586)	4,025	6,045	60,376	68,295

Realized gains (losses)	(11,191)	(16,584)	17,788	37,035	684,102	1,423,043

Unrealized appreciation (depreciation) during the period	52,923	(279,108)	32,880	(98,587)	1,619,326	(3,963,285)

Net increase (decrease) in net assets from operations	87,127	(250,418)	53,227	(59,031)	2,424,100	(2,424,668)

Changes from principal transactions:

Purchase payments	58,341	65,420	3,360	4,247	272,844	261,934

Transfers between sub-accounts and the company	114,776	(23,525)	(1,075)	1,053	10,519	(3,492)

Transfers on general account policy loans	(5,256)	(4,995)	-	(3)	(37,921)	3,039

Withdrawals	(3,745)	(146)	(5)	(13,826)	(4,916)	(4,809)

Annual contract fee	(70,279)	(73,630)	(14,567)	(13,414)	(261,230)	(256,163)

Net increase (decrease) in net assets from principal transactions	93,837	(36,876)	(12,287)	(21,943)	(20,704)	509

Total increase (decrease) in net assets	180,964	(287,294)	40,940	(80,974)	2,403,396	(2,424,159)

Net assets at beginning of period	1,591,899	1,879,193	218,390	299,364	9,494,051	11,918,210

Net assets at end of period	$1,772,863	$1,591,899	$259,330	$218,390	$11,897,447	$9,494,051

	2023	2022	2023	2022	2023	2022

Units, beginning of period	64,334	65,798	4,607	5,027	59,879	59,880

Units issued	6,388	5,056	382	88	1,741	1,498

Units redeemed	(2,671)	(6,520)	(631)	(508)	(1,870)	(1,499)

Units, end of period	68,051	64,334	4,358	4,607	59,750	59,879

See accompanying notes.	52 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Ultra Short Term Bond Trust Series I		Ultra Short Term Bond Trust Series NAV

	2023	2022	2023	2022
Income:

Dividend distributions received	$15,250	$8,019	$18,447	$7,192

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-

Net investment income (loss)	15,250	8,019	18,447	7,192

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-

Net realized gain (loss)	(1,271)	(1,725)	(590)	(4,643)

Realized gains (losses)	(1,271)	(1,725)	(590)	(4,643)

Unrealized appreciation (depreciation) during the period	10,397	(11,227)	10,718	(7,196)

Net increase (decrease) in net assets from operations	24,376	(4,933)	28,575	(4,647)

Changes from principal transactions:

Purchase payments	-	-	45,798	28,541

Transfers between sub-accounts and the company	-	-	(84,849)	63,993

Transfers on general account policy loans	-	-	(1,500)	1,045

Withdrawals	1	(60)	(1)	1

Annual contract fee	(29,793)	(24,105)	(24,679)	(18,516)

Net increase (decrease) in net assets from principal transactions	(29,792)	(24,165)	(65,231)	75,064

Total increase (decrease) in net assets	(5,416)	(29,098)	(36,656)	70,417

Net assets at beginning of period	545,627	574,725	597,953	527,536

Net assets at end of period	$540,211	$545,627	$561,297	$597,953

	2023	2022	2023	2022

Units, beginning of period	51,264	53,542	55,838	48,829

Units issued	-	827	10,851	16,580

Units redeemed	(2,742)	(3,105)	(16,645)	(9,571)

Units, end of period	48,522	51,264	50,044	55,838

See accompanying notes.	53 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

December 31, 2023

1. Organization

John Hancock Life Insurance Company of New York Separate Account B (the “Account”) is a separate account established by John Hancock Life Insurance Company of New York (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. The Account consists of 87 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 8 active sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust and Non-affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”), which in turn is an indirect, wholly owned subsidiary of the Manufacturers Life Insurance Company which is an indirect, wholly owned subsidiary of Manulife Financial Corporation (““MFC””), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 2 classes of units to fund Contracts issued by the Company. These classes, Series I and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

54 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2023

2. Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2023.

55 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

December 31, 2023

3. Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the years 2014 and 2015 are currently under examination by the Internal Revenue Service. The years from 2015 are also open for examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2023, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4. Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company . Contracts are sold by registered representatives of either John Hancock Distributors, LLC or other broker-dealers having distribution agreements with John Hancock Distributors, LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

56 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2023

5. Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.
•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.
•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2023. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2023:

	Level 1	Level 2	Level 3	Total

Mutual Funds

Affiliated	$387,482,295	-	-	387,482,295

Non-Affiliated	$4,857,583	-	-	4,857,583

Total	$392,339,878	-	-	392,339,878

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2023.

57 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2023

6. Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2023 were as follows:

Sub-Account	Purchases	Sales
500 Index Fund Series NAV	$3,008,317	$3,583,024
Active Bond Trust Series I	38,345	17,242
Active Bond Trust Series NAV	282,841	644,569
American Asset Allocation Trust Series I	1,865,718	470,684
American Global Growth Trust Series I	342,636	197,475
American Growth Trust Series I	1,638,894	427,566
American Growth-Income Trust Series I	1,883,142	1,054,049
American International Trust Series I	815,138	352,564
Blue Chip Growth Trust Series I	57,031	206,702
Blue Chip Growth Trust Series NAV	820,393	1,614,373
Capital Appreciation Trust Series I	30,018	45,775
Capital Appreciation Trust Series NAV	247,777	611,375
Capital Appreciation Value Trust Series I	30,425	3,548
Capital Appreciation Value Trust Series NAV	2,689,421	476,310
Core Bond Trust Series I	26,924	35,605
Core Bond Trust Series NAV	742,179	708,183
Disciplined Value International Trust Series I	19,584	28,202
Disciplined Value International Trust Series NAV	489,030	210,702
Emerging Markets Value Trust Series I	1,408	2,688
Emerging Markets Value Trust Series NAV	235,814	183,295
Equity Income Trust Series I	105,917	87,270
Equity Income Trust Series NAV	979,237	609,364
Financial Industries Trust Series I	10,977	3,124
Financial Industries Trust Series NAV	172,301	135,176
Fundamental All Cap Core Trust Series I	2,157	3,157
Fundamental All Cap Core Trust Series NAV	345,668	128,029
Fundamental Large Cap Value Trust Series I	119,156	81,039
Fundamental Large Cap Value Trust Series NAV	906,189	414,195
Global Equity Trust Series I	37,091	36,909
Global Equity Trust Series NAV	378,049	99,039
Health Sciences Trust Series I	15,735	75,476
Health Sciences Trust Series NAV	480,957	365,715
High Yield Trust Series I	17,261	5,923
High Yield Trust Series NAV	3,139,671	3,078,036
International Equity Index Series I	11,633	21,394
International Equity Index Series NAV	675,350	385,583
International Small Company Trust Series I	1,133	4,307
International Small Company Trust Series NAV	178,052	241,234
Investment Quality Bond Trust Series I	10,288	9,956
Investment Quality Bond Trust Series NAV	180,592	49,660
Lifestyle Balanced Portfolio Series NAV	703,285	315,879
Lifestyle Conservative Portfolio Series NAV	26,389	16,579
Lifestyle Growth Portfolio Series NAV	5,178,273	1,390,075
Lifestyle Moderate Portfolio Series NAV	294,544	109,936
M Capital Appreciation	84,772	189,508
M International Equity	137,932	225,359
M Large Cap Growth	113,098	374,380
M Large Cap Value	204,318	270,858
Managed Volatility Balanced Portfolio Series I	73,093	31,106

58 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2023

6. Purchases and Sales of Investments (continued):

Sub-Account	Purchases	Sales
Managed Volatility Balanced Portfolio Series NAV	$6,542,518	$4,251,226
Managed Volatility Conservative Portfolio Series I	33,648	8,496
Managed Volatility Conservative Portfolio Series NAV	389,759	1,011,137
Managed Volatility Growth Portfolio Series I	248,689	221,289
Managed Volatility Growth Portfolio Series NAV	11,683,733	4,813,683
Managed Volatility Moderate Portfolio Series I	68,174	100,453
Managed Volatility Moderate Portfolio Series NAV	1,384,149	2,088,935
Mid Cap Growth Trust Series I	24,476	39,457
Mid Cap Growth Trust Series NAV	508,473	167,000
Mid Cap Index Trust Series I	36,797	107,525
Mid Cap Index Trust Series NAV	570,789	352,106
Mid Value Trust Series I	58,342	9,124
Mid Value Trust Series NAV	435,761	343,989
Money Market Trust Series I	315,778	257,273
Money Market Trust Series NAV	4,126,041	4,322,043
Opportunistic Fixed Income Trust Series I	5,838	14,617
Opportunistic Fixed Income Trust Series NAV	397,691	41,751
PIMCO All Asset	51,645	9,143
Real Estate Securities Trust Series I	18,625	12,277
Real Estate Securities Trust Series NAV	518,592	145,765
Science & Technology Trust Series I	9,677	64,773
Science & Technology Trust Series NAV	363,182	437,307
Select Bond Trust Series I	1,602	11,553
Select Bond Trust Series NAV	133,570	51,926
Short Term Government Income Trust Series I	89,564	98,977
Short Term Government Income Trust Series NAV	175,943	35,082
Small Cap Index Trust Series I	8,161	12,423
Small Cap Index Trust Series NAV	273,393	163,765
Small Cap Opportunities Trust Series I	20,313	5,868
Small Cap Opportunities Trust Series NAV	554,775	96,395
Small Cap Stock Trust Series I	11,168	512
Small Cap Stock Trust Series NAV	177,779	85,749
Small Cap Value Trust Series I	2,456	1,401
Small Cap Value Trust Series NAV	375,375	155,663
Small Company Value Trust Series I	12,216	14,676
Small Company Value Trust Series NAV	198,944	269,658
Strategic Income Opportunities Trust Series I	45,587	34,145
Strategic Income Opportunities Trust Series NAV	611,359	106,288
TOPS Aggressive Growth ETF Portfolio - Class 2	134,304	5,397
TOPS Growth ETF Portfolio - Class 2	176	0
TOPS Moderate Growth ETF Portfolio - Class 2	43,450	2,590
Total Bond Market Series Trust NAV	206,380	67,153
Total Stock Market Index Trust Series I	37,710	33,677
Total Stock Market Index Trust Series NAV	1,055,650	331,959
Ultra Short Term Bond Trust Series I	15,250	29,793
Ultra Short Term Bond Trust Series NAV	137,359	184,143

59 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2023

7. Unit Values

A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

500 Index Fund Series NAV(*)	2023	387	$ 114.39 to $ 71.52	$43,588	0.00 % to 0.00%	1.29%	25.95 % to 25.95%
	2022	403	90.82 to 56.78	36,018	0.00 to 0.00	1.27	-18.31 to -18.31
	2021	443	111.18 to 69.51	48,472	0.00 to 0.00	1.42	28.36 to 28.36
	2020	429	86.62 to 54.15	36,399	0.00 to 0.00	1.97	18.14 to 18.14
	2019	400	73.32 to 45.84	28,644	0.00 to 0.00	1.81	31.16 to 31.16

Active Bond Trust Series I(*)	2023	18	25.73 to 25.73	460	0.00 to 0.00	3.56	6.43 to 6.43
	2022	18	24.18 to 24.18	427	0.00 to 0.00	3.45	-13.85 to -13.85
	2021	18	28.06 to 28.06	494	0.00 to 0.00	3.29	-0.57 to -0.57
	2020	17	28.22 to 28.22	474	0.00 to 0.00	2.99	8.79 to 8.79
	2019	18	25.94 to 25.94	465	0.00 to 0.00	2.77	9.26 to 9.26

Active Bond Trust Series NAV(*)	2023	18	84.26 to 84.26	1,479	0.00 to 0.00	3.88	6.48 to 6.48
	2022	23	79.13 to 79.13	1,823	0.00 to 0.00	3.49	-13.78 to -13.78
	2021	24	91.78 to 91.78	2,186	0.00 to 0.00	3.33	-0.42 to -0.42
	2020	22	92.17 to 92.17	2,012	0.00 to 0.00	3.08	8.73 to 8.73
	2019	21	84.77 to 84.77	1,750	0.00 to 0.00	2.91	9.29 to 9.29

American Asset Allocation Trust Series I(*)	2023	331	28.13 to 28.13	9,305	0.00 to 0.00	1.95	13.89 to 13.89
	2022	331	24.70 to 24.70	8,168	0.00 to 0.00	2.41	-13.76 to -13.76
	2021	326	28.64 to 28.64	9,344	0.00 to 0.00	1.64	14.71 to 14.71
	2020	322	24.97 to 24.97	8,049	0.00 to 0.00	1.40	12.02 to 12.02
	2019	347	22.29 to 22.29	7,731	0.00 to 0.00	1.50	20.78 to 20.78

American Global Growth Trust Series I(*)	2023	40	34.62 to 34.62	1,387	0.00 to 0.00	0.49	22.12 to 22.12
	2022	41	28.35 to 28.35	1,176	0.00 to 0.00	0.56	-25.05 to -25.05
	2021	39	37.83 to 37.83	1,464	0.00 to 0.00	0.00	16.00 to 16.00
	2020	30	32.61 to 32.61	984	0.00 to 0.00	0.07	29.96 to 29.96
	2019	29	25.09 to 25.09	725	0.00 to 0.00	0.68	34.71 to 34.71

American Growth Trust Series I(*)	2023	109	108.66 to 72.18	8,339	0.00 to 0.00	0.08	37.99 to 37.99
	2022	108	78.75 to 52.31	6,026	0.00 to 0.00	1.48	-30.20 to -30.20
	2021	108	112.82 to 74.94	8,675	0.00 to 0.00	0.41	21.55 to 21.55
	2020	104	92.82 to 61.65	6,852	0.00 to 0.00	0.09	51.52 to 51.52
	2019	105	61.26 to 40.69	4,611	0.00 to 0.00	0.85	30.30 to 30.30

American Growth-Income Trust Series I(*)	2023	108	73.48 to 49.23	5,769	0.00 to 0.00	1.10	25.68 to 25.68
	2022	103	58.47 to 39.17	4,432	0.00 to 0.00	2.26	-16.78 to -16.78
	2021	102	70.25 to 47.07	5,290	0.00 to 0.00	0.76	23.61 to 23.61
	2020	107	56.83 to 38.08	4,509	0.00 to 0.00	1.43	13.11 to 13.11
	2019	105	50.25 to 33.66	3,925	0.00 to 0.00	1.59	25.70 to 25.70

American International Trust Series I(*)	2023	128	44.70 to 25.39	3,378	0.00 to 0.00	1.01	15.39 to 15.39
	2022	131	38.74 to 22.01	2,992	0.00 to 0.00	2.23	-21.11 to -21.11
	2021	128	49.11 to 27.89	3,696	0.00 to 0.00	2.03	-1.81 to -1.81
	2020	117	50.02 to 28.41	3,453	0.00 to 0.00	0.39	13.56 to 13.55
	2019	114	44.04 to 25.02	2,988	0.00 to 0.00	1.00	22.40 to 22.40

Blue Chip Growth Trust Series I(*)	2023	18	69.93 to 69.93	1,258	0.00 to 0.00	0.00	49.56 to 49.56
	2022	21	46.76 to 46.76	972	0.00 to 0.00	0.00	-38.09 to -38.09
	2021	21	75.52 to 75.52	1,601	0.00 to 0.00	0.00	16.87 to 16.87
	2020	23	64.62 to 64.62	1,475	0.00 to 0.00	0.00	34.30 to 34.30
	2019	23	48.11 to 48.11	1,127	0.00 to 0.00	0.00	29.79 to 29.79

Blue Chip Growth Trust Series NAV(*)	2023	58	360.42 to 360.42	21,003	0.00 to 0.00	0.00	49.59 to 49.59
	2022	61	240.95 to 240.95	14,624	0.00 to 0.00	0.00	-38.05 to -38.05
	2021	58	388.92 to 388.92	22,388	0.00 to 0.00	0.00	16.92 to 16.92
	2020	56	332.65 to 332.65	18,636	0.00 to 0.00	0.00	34.40 to 34.40
	2019	55	247.50 to 247.50	13,528	0.00 to 0.00	0.01	29.83 to 29.83

Capital Appreciation Trust Series I(*)	2023	10	84.56 to 84.56	888	0.00 to 0.00	0.00	52.84 to 52.84
	2022	11	55.32 to 55.32	600	0.00 to 0.00	0.00	-37.70 to -37.70
	2021	11	88.80 to 88.80	976	0.00 to 0.00	0.00	15.75 to 15.75
	2020	11	76.72 to 76.72	830	0.00 to 0.00	0.00	56.04 to 56.04
	2019	11	49.17 to 49.17	518	0.00 to 0.00	0.04	32.89 to 32.89

Capital Appreciation Trust Series NAV(*)	2023	49	83.48 to 83.48	4,050	0.00 to 0.00	0.00	52.95 to 52.95
	2022	54	54.58 to 54.58	2,949	0.00 to 0.00	0.00	-37.59 to -37.59
	2021	49	87.45 to 87.45	4,250	0.00 to 0.00	0.00	15.76 to 15.76
	2020	51	75.55 to 75.55	3,877	0.00 to 0.00	0.00	56.29 to 56.29
	2019	52	48.34 to 48.34	2,500	0.00 to 0.00	0.04	32.88 to 32.88

Capital Appreciation Value Trust Series I(*)	2023	5	41.31 to 41.31	214	0.00 to 0.00	1.75	18.18 to 18.18
	2022	5	34.95 to 34.95	178	0.00 to 0.00	1.16	-11.86 to -11.86
	2019	0	28.60 to 28.60	1	0.00 to 0.00	1.42	24.30 to 24.30

Capital Appreciation Value Trust Series NAV(*)	2023	343	41.58 to 41.58	14,277	0.00 to 0.00	1.82	18.32 to 18.32
	2022	327	35.14 to 35.14	11,477	0.00 to 0.00	1.01	-11.87 to -11.87

60 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2023

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Capital Appreciation Value Trust Series NAV(*)	2021	325	$ 39.87 to $ 39.87	$12,948	0.00 % to 0.00%	0.83%	18.16 % to 18.16%
	2020	311	33.74 to 33.74	10,511	0.00 to 0.00	1.15	17.41 to 17.41
	2019	311	28.74 to 28.74	8,948	0.00 to 0.00	1.54	24.44 to 24.44

Core Bond Trust Series I(*)	2023	19	22.60 to 22.60	439	0.00 to 0.00	2.99	5.80 to 5.80
	2022	20	21.36 to 21.36	435	0.00 to 0.00	2.15	-13.67 to -13.67
	2021	22	24.74 to 24.74	536	0.00 to 0.00	1.79	-1.96 to -1.96
	2020	22	25.24 to 25.24	555	0.00 to 0.00	2.34	8.62 to 8.62
	2019	23	23.23 to 23.23	531	0.00 to 0.00	2.25	8.32 to 8.32

Core Bond Trust Series NAV(*)	2023	211	18.23 to 18.23	3,853	0.00 to 0.00	3.32	5.89 to 5.89
	2022	218	17.21 to 17.21	3,747	0.00 to 0.00	2.08	-13.62 to -13.62
	2021	254	19.93 to 19.93	5,056	0.00 to 0.00	1.92	-1.98 to -1.98
	2020	242	20.33 to 20.33	4,918	0.00 to 0.00	2.43	8.79 to 8.79
	2019	231	18.69 to 18.69	4,312	0.00 to 0.00	2.62	8.33 to 8.33

Disciplined Value International Trust Series I(*)	2023	11	36.96 to 36.96	413	0.00 to 0.00	1.87	19.97 to 19.97
	2022	12	30.81 to 30.81	359	0.00 to 0.00	3.60	-4.77 to -4.77
	2021	12	32.35 to 32.35	387	0.00 to 0.00	2.56	13.06 to 13.06
	2020	12	28.61 to 28.61	350	0.00 to 0.00	2.23	3.28 to 3.28
	2019	12	27.71 to 27.71	325	0.00 to 0.00	2.73	12.33 to 12.33

Disciplined Value International Trust Series NAV(*)	2023	125	23.94 to 23.94	3,004	0.00 to 0.00	2.04	20.05 to 20.05
	2022	116	19.94 to 19.94	2,310	0.00 to 0.00	3.73	-4.75 to -4.75
	2021	118	20.94 to 20.94	2,474	0.00 to 0.00	2.72	13.15 to 13.15
	2020	115	18.50 to 18.50	2,128	0.00 to 0.00	2.29	3.27 to 3.27
	2019	114	17.92 to 17.92	2,051	0.00 to 0.00	2.99	12.40 to 12.40

Emerging Markets Value Trust Series I(*)	2023	5	20.07 to 20.07	93	0.00 to 0.00	1.60	15.18 to 15.18
	2022	5	17.42 to 17.42	83	0.00 to 0.00	3.62	-11.67 to -11.67
	2021	5	19.73 to 19.73	96	0.00 to 0.00	2.31	11.18 to 11.18
	2020	5	17.74 to 17.74	89	0.00 to 0.00	2.51	3.56 to 3.56
	2019	6	17.13 to 17.13	98	0.00 to 0.00	3.24	10.94 to 10.94

Emerging Markets Value Trust Series NAV(*)	2023	127	16.18 to 16.18	2,048	0.00 to 0.00	1.69	15.16 to 15.16
	2022	125	14.05 to 14.05	1,759	0.00 to 0.00	3.79	-11.64 to -11.64
	2021	123	15.90 to 15.90	1,963	0.00 to 0.00	2.62	11.25 to 11.25
	2020	112	14.29 to 14.29	1,604	0.00 to 0.00	2.62	3.72 to 3.72
	2019	105	13.78 to 13.78	1,446	0.00 to 0.00	3.36	10.90 to 10.90

Equity Income Trust Series I(*)	2023	14	54.83 to 54.83	793	0.00 to 0.00	1.90	9.39 to 9.39
	2022	16	50.12 to 50.12	790	0.00 to 0.00	1.76	-3.40 to -3.40
	2021	17	51.89 to 51.89	879	0.00 to 0.00	1.95	25.41 to 25.41
	2020	18	41.37 to 41.37	752	0.00 to 0.00	3.08	1.02 to 1.02
	2019	18	40.96 to 40.96	737	0.00 to 0.00	2.24	26.34 to 26.34

Equity Income Trust Series NAV(*)	2023	71	91.02 to 91.02	6,485	0.00 to 0.00	1.98	9.52 to 9.52
	2022	75	83.11 to 83.11	6,240	0.00 to 0.00	1.84	-3.38 to -3.38
	2021	79	86.02 to 86.02	6,782	0.00 to 0.00	2.06	25.49 to 25.49
	2020	80	68.54 to 68.54	5,512	0.00 to 0.00	3.16	1.01 to 1.01
	2019	79	67.86 to 67.86	5,371	0.00 to 0.00	2.38	26.47 to 26.47

Financial Industries Trust Series I(*)	2023	4	42.99 to 42.99	166	0.00 to 0.00	1.76	5.22 to 5.22
	2022	4	40.86 to 40.86	160	0.00 to 0.00	2.34	-13.67 to -13.67
	2021	4	47.32 to 47.32	189	0.00 to 0.00	0.85	29.70 to 29.70
	2020	4	36.49 to 36.49	150	0.00 to 0.00	1.39	2.17 to 2.17
	2019	4	35.71 to 35.71	149	0.00 to 0.00	4.47	31.79 to 31.79

Financial Industries Trust Series NAV(*)	2023	21	51.94 to 51.94	1,101	0.00 to 0.00	1.79	5.20 to 5.20
	2022	22	49.37 to 49.37	1,073	0.00 to 0.00	2.39	-13.61 to -13.61
	2021	24	57.15 to 57.15	1,358	0.00 to 0.00	0.93	29.70 to 29.70
	2020	23	44.06 to 44.06	1,026	0.00 to 0.00	1.49	2.31 to 2.31
	2019	22	43.07 to 43.07	957	0.00 to 0.00	4.46	31.71 to 31.71

Fundamental All Cap Core Trust Series I(*)	2023	0	105.66 to 105.66	0	0.00 to 0.00	0.10	35.41 to 35.41
	2022	0	78.03 to 78.03	1	0.00 to 0.00	0.17	-24.29 to -24.29
	2021	0	103.06 to 103.06	2	0.00 to 0.00	0.08	30.63 to 30.63
	2020	0	78.90 to 78.90	3	0.00 to 0.00	0.38	26.88 to 26.88
	2019	0	62.18 to 62.18	3	0.00 to 0.00	0.46	36.45 to 36.45
	2018	0	45.57 to 45.57	2	0.00 to 0.00	0.44	-13.16 to -13.16

Fundamental All Cap Core Trust Series NAV(*)	2023	27	63.02 to 63.02	1,727	0.00 to 0.00	0.42	35.44 to 35.44
	2022	27	46.53 to 46.53	1,261	0.00 to 0.00	0.28	-24.26 to -24.26
	2021	27	61.44 to 61.44	1,686	0.00 to 0.00	0.16	30.68 to 30.68
	2020	27	47.02 to 47.02	1,291	0.00 to 0.00	0.43	26.97 to 26.97
	2019	27	37.03 to 37.03	999	0.00 to 0.00	0.51	36.58 to 36.58

Fundamental Large Cap Value Trust Series I(*)	2023	18	67.62 to 67.62	1,242	0.00 to 0.00	1.03	23.45 to 23.45
	2022	19	54.78 to 54.78	1,063	0.00 to 0.00	1.08	-7.95 to -7.95
	2021	20	59.51 to 59.51	1,178	0.00 to 0.00	0.77	29.96 to 29.96
	2020	20	45.79 to 45.79	931	0.00 to 0.00	1.13	11.96 to 11.96
	2019	20	40.90 to 40.90	815	0.00 to 0.00	1.14	35.85 to 35.85

Fundamental Large Cap Value Trust Series NAV(*)	2023	98	47.83 to 47.83	4,710	0.00 to 0.00	1.12	23.49 to 23.49
	2022	96	38.73 to 38.73	3,719	0.00 to 0.00	1.11	-7.86 to -7.86

61 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2023

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Fundamental Large Cap Value Trust Series NAV(*)	2021	102	$ 42.04 to $ 42.04	$4,268	0.00 % to 0.00%	0.83%	30.00 % to 30.00%
	2020	104	32.34 to 32.34	3,374	0.00 to 0.00	1.18	12.01 to 12.01
	2019	103	28.87 to 28.87	2,965	0.00 to 0.00	1.24	35.97 to 35.97

Global Equity Trust Series I(*)	2023	3	30.19 to 30.19	100	0.00 to 0.00	0.95	20.09 to 20.09
	2022	3	25.14 to 25.14	88	0.00 to 0.00	2.72	-14.84 to -14.84
	2021	4	29.52 to 29.52	107	0.00 to 0.00	0.00	21.30 to 21.30
	2020	4	24.34 to 24.34	89	0.00 to 0.00	1.36	6.60 to 6.60
	2019	4	22.83 to 22.83	86	0.00 to 0.00	2.32	16.05 to 16.05

Global Equity Trust Series NAV(*)	2023	67	27.70 to 27.70	1,862	0.00 to 0.00	0.90	20.17 to 20.17
	2022	59	23.05 to 23.05	1,371	0.00 to 0.00	2.77	-14.81 to -14.81
	2021	60	27.06 to 27.06	1,615	0.00 to 0.00	0.00	21.32 to 21.32
	2020	59	22.30 to 22.30	1,309	0.00 to 0.00	1.38	6.71 to 6.71
	2019	60	20.90 to 20.90	1,255	0.00 to 0.00	2.21	16.06 to 16.06

Health Sciences Trust Series I(*)	2023	2	147.28 to 147.28	231	0.00 to 0.00	0.00	4.25 to 4.25
	2022	2	141.28 to 141.28	294	0.00 to 0.00	0.00	-13.09 to -13.09
	2021	2	162.55 to 162.55	355	0.00 to 0.00	0.00	11.19 to 11.19
	2020	2	146.19 to 146.19	348	0.00 to 0.00	0.00	27.17 to 27.17
	2019	3	114.96 to 114.96	289	0.00 to 0.00	0.00	28.68 to 28.68

Health Sciences Trust Series NAV(*)	2023	36	115.29 to 115.29	4,094	0.00 to 0.00	0.00	4.26 to 4.26
	2022	36	110.57 to 110.57	4,023	0.00 to 0.00	0.00	-13.02 to -13.02
	2021	39	127.12 to 127.12	5,006	0.00 to 0.00	0.00	11.23 to 11.23
	2020	40	114.29 to 114.29	4,550	0.00 to 0.00	0.00	27.26 to 27.26
	2019	39	89.80 to 89.80	3,525	0.00 to 0.00	0.00	28.67 to 28.67

High Yield Trust Series I(*)	2023	11	31.51 to 31.51	341	0.00 to 0.00	2.70	13.05 to 13.05
	2022	11	27.87 to 27.87	299	0.00 to 0.00	6.09	-13.25 to -13.25
	2021	11	32.13 to 32.13	343	0.00 to 0.00	5.06	5.82 to 5.82
	2020	11	30.37 to 30.37	322	0.00 to 0.00	6.45	5.81 to 5.81
	2019	11	28.70 to 28.70	306	0.00 to 0.00	5.07	15.67 to 15.67

High Yield Trust Series NAV(*)	2023	101	29.95 to 29.95	3,038	0.00 to 0.00	2.90	12.87 to 12.87
	2022	103	26.53 to 26.53	2,734	0.00 to 0.00	7.00	-13.07 to -13.07
	2021	99	30.52 to 30.52	3,015	0.00 to 0.00	5.11	5.78 to 5.78
	2020	126	28.85 to 28.85	3,637	0.00 to 0.00	6.58	5.77 to 5.77
	2019	128	27.28 to 27.28	3,503	0.00 to 0.00	5.69	15.99 to 15.99

International Equity Index Series I(*)	2023	13	17.38 to 17.38	221	0.00 to 0.00	2.42	15.36 to 15.36
	2022	14	15.06 to 15.06	205	0.00 to 0.00	2.83	-16.25 to -16.25
	2021	14	17.99 to 17.99	251	0.00 to 0.00	2.55	7.60 to 7.60
	2020	14	16.72 to 16.72	238	0.00 to 0.00	2.57	10.64 to 10.64
	2019	15	15.11 to 15.11	226	0.00 to 0.00	2.57	21.37 to 21.37

International Equity Index Series NAV(*)	2023	107	68.49 to 68.49	7,298	0.00 to 0.00	2.53	15.42 to 15.42
	2022	105	59.34 to 59.34	6,208	0.00 to 0.00	2.92	-16.16 to -16.16
	2021	105	70.78 to 70.78	7,421	0.00 to 0.00	2.73	7.59 to 7.59
	2020	104	65.78 to 65.78	6,815	0.00 to 0.00	2.82	10.76 to 10.76
	2019	82	59.39 to 59.39	4,875	0.00 to 0.00	2.70	21.44 to 21.44

International Small Company Trust Series I(*)	2023	1	22.97 to 22.97	23	0.00 to 0.00	1.88	13.45 to 13.45
	2022	1	20.25 to 20.25	24	0.00 to 0.00	1.88	-18.17 to -18.17
	2021	1	24.75 to 24.75	31	0.00 to 0.00	1.25	13.72 to 13.72
	2020	1	21.76 to 21.76	29	0.00 to 0.00	2.19	8.37 to 8.37
	2019	1	20.08 to 20.08	27	0.00 to 0.00	2.12	22.60 to 22.60

International Small Company Trust Series NAV(*)	2023	68	23.15 to 23.15	1,583	0.00 to 0.00	2.13	13.59 to 13.59
	2022	75	20.38 to 20.38	1,522	0.00 to 0.00	2.01	-18.17 to -18.17
	2021	75	24.90 to 24.90	1,875	0.00 to 0.00	1.32	13.77 to 13.77
	2020	77	21.89 to 21.89	1,690	0.00 to 0.00	2.22	8.41 to 8.41
	2019	75	20.19 to 20.19	1,522	0.00 to 0.00	2.36	22.71 to 22.71

Investment Quality Bond Trust Series I(*)	2023	6	26.50 to 26.50	168	0.00 to 0.00	1.55	6.49 to 6.49
	2022	6	24.89 to 24.89	160	0.00 to 0.00	3.27	-14.88 to -14.88
	2021	6	29.23 to 29.23	184	0.00 to 0.00	2.09	-1.26 to -1.26
	2020	6	29.61 to 29.61	181	0.00 to 0.00	2.35	9.37 to 9.37
	2019	6	27.07 to 27.07	165	0.00 to 0.00	2.30	9.37 to 9.37

Investment Quality Bond Trust Series NAV(*)	2023	68	18.45 to 18.45	1,253	0.00 to 0.00	1.63	6.56 to 6.56
	2022	62	17.32 to 17.32	1,066	0.00 to 0.00	4.55	-14.88 to -14.88
	2021	33	20.34 to 20.34	670	0.00 to 0.00	2.16	-1.21 to -1.21
	2020	31	20.59 to 20.59	631	0.00 to 0.00	2.34	9.45 to 9.45
	2019	29	18.81 to 18.81	542	0.00 to 0.00	2.74	9.35 to 9.35

Lifestyle Balanced Portfolio Series NAV(*)	2023	251	17.14 to 17.14	4,307	0.00 to 0.00	2.40	13.72 to 13.72
	2022	256	15.07 to 15.07	3,857	0.00 to 0.00	2.67	-15.35 to -15.35

62 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2023

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Lifestyle Balanced Portfolio Series NAV(*)	2021	257	$ 17.80 to $ 17.80	$4,574	0.00 % to 0.00%	2.72%	9.51 % to 9.51%
	2020	245	16.26 to 16.26	3,977	0.00 to 0.00	2.64	12.68 to 12.68
	2019	246	14.43 to 14.43	3,548	0.00 to 0.00	2.26	17.89 to 17.89

Lifestyle Conservative Portfolio Series NAV(*)	2023	15	13.92 to 13.92	205	0.00 to 0.00	2.86	9.18 to 9.18
	2022	15	12.75 to 12.75	192	0.00 to 0.00	2.91	-14.52 to -14.52
	2021	15	14.92 to 14.92	227	0.00 to 0.00	2.98	2.94 to 2.94
	2020	15	14.49 to 14.49	214	0.00 to 0.00	2.81	10.81 to 10.81
	2019	16	13.08 to 13.08	203	0.00 to 0.00	2.31	12.52 to 12.52

Lifestyle Growth Portfolio Series NAV(*)	2023	1,492	19.58 to 19.58	29,214	0.00 to 0.00	2.11	16.97 to 16.97
	2022	1,504	16.74 to 16.74	25,174	0.00 to 0.00	2.49	-15.99 to -15.99
	2021	1,543	19.93 to 19.93	30,759	0.00 to 0.00	2.48	14.13 to 14.13
	2020	1,437	17.46 to 17.46	25,093	0.00 to 0.00	2.60	13.64 to 13.64
	2019	1,404	15.37 to 15.37	21,573	0.00 to 0.00	2.01	21.52 to 21.52

Lifestyle Moderate Portfolio Series NAV(*)	2023	126	16.00 to 16.00	2,017	0.00 to 0.00	2.56	12.20 to 12.20
	2022	127	14.26 to 14.26	1,811	0.00 to 0.00	2.74	-15.08 to -15.08
	2021	116	16.79 to 16.79	1,948	0.00 to 0.00	2.81	7.23 to 7.23
	2020	115	15.66 to 15.66	1,794	0.00 to 0.00	2.76	12.22 to 12.22
	2019	110	13.96 to 13.96	1,536	0.00 to 0.00	2.25	15.95 to 15.95

M Capital Appreciation	2023	3	177.59 to 177.59	576	0.00 to 0.00	0.37	23.56 to 23.56
	2022	4	143.73 to 143.73	596	0.00 to 0.00	0.00	-18.14 to -18.14
	2021	5	175.57 to 175.57	792	0.00 to 0.00	0.00	17.74 to 17.74
	2020	5	149.12 to 149.12	700	0.00 to 0.00	0.00	17.73 to 17.73
	2019	5	126.67 to 126.67	686	0.00 to 0.00	0.33	28.85 to 28.85

M International Equity	2023	25	45.30 to 45.30	1,130	0.00 to 0.00	2.78	16.01 to 16.01
	2022	28	39.05 to 39.05	1,084	0.00 to 0.00	2.95	-14.16 to -14.16
	2021	24	45.49 to 45.49	1,106	0.00 to 0.00	2.52	11.05 to 11.05
	2020	23	40.96 to 40.96	954	0.00 to 0.00	1.79	8.90 to 8.90
	2019	20	37.62 to 37.62	756	0.00 to 0.00	2.96	20.32 to 20.32

M Large Cap Growth	2023	7	146.44 to 146.44	1,016	0.00 to 0.00	0.00	32.04 to 32.04
	2022	9	110.91 to 110.91	1,026	0.00 to 0.00	0.00	-25.41 to -25.41
	2021	8	148.69 to 148.69	1,207	0.00 to 0.00	0.00	21.50 to 21.50
	2020	10	122.39 to 122.39	1,182	0.00 to 0.00	0.00	28.89 to 28.89
	2019	11	94.95 to 94.95	1,064	0.00 to 0.00	0.00	36.09 to 36.09

M Large Cap Value	2023	27	42.61 to 42.61	1,148	0.00 to 0.00	2.01	7.61 to 7.61
	2022	30	39.60 to 39.60	1,175	0.00 to 0.00	1.93	-1.45 to -1.45
	2021	35	40.18 to 40.18	1,403	0.00 to 0.00	1.61	30.01 to 30.01
	2020	37	30.91 to 30.91	1,147	0.00 to 0.00	2.14	-3.16 to -3.16
	2019	31	31.92 to 31.92	992	0.00 to 0.00	1.84	21.51 to 21.51

Managed Volatility Balanced Portfolio Series I(*)	2023	20	32.62 to 32.62	638	0.00 to 0.00	2.42	11.99 to 11.99
	2022	20	29.13 to 29.13	591	0.00 to 0.00	2.36	-15.08 to -15.08
	2021	27	34.30 to 34.30	923	0.00 to 0.00	2.52	9.76 to 9.76
	2020	31	31.25 to 31.25	969	0.00 to 0.00	2.07	1.81 to 1.81
	2019	41	30.69 to 30.69	1,263	0.00 to 0.00	0.80	17.92 to 17.92

Managed Volatility Balanced Portfolio Series NAV(*)	2023	1,844	24.61 to 24.61	45,389	0.00 to 0.00	2.44	12.00 to 12.00
	2022	1,941	21.97 to 21.97	42,654	0.00 to 0.00	2.59	-14.98 to -14.98
	2021	1,909	25.85 to 25.85	49,330	0.00 to 0.00	2.61	9.88 to 9.88
	2020	1,946	23.52 to 23.52	45,778	0.00 to 0.00	2.66	1.77 to 1.77
	2019	1,934	23.11 to 23.11	44,701	0.00 to 0.00	2.09	18.02 to 18.02

Managed Volatility Conservative Portfolio Series I(*)	2023	3	27.77 to 27.77	94	0.00 to 0.00	3.82	5.47 to 5.47
	2022	3	26.33 to 26.33	69	0.00 to 0.00	2.72	-14.80 to -14.80
	2021	3	30.90 to 30.90	87	0.00 to 0.00	3.04	3.48 to 3.48
	2020	3	29.86 to 29.86	81	0.00 to 0.00	3.19	3.39 to 3.39
	2019	3	28.88 to 28.88	79	0.00 to 0.00	2.46	13.37 to 13.37

Managed Volatility Conservative Portfolio Series NAV(*)	2023	266	19.82 to 19.82	5,265	0.00 to 0.00	2.89	5.50 to 5.50
	2022	312	18.79 to 18.79	5,855	0.00 to 0.00	2.77	-14.72 to -14.72
	2021	361	22.03 to 22.03	7,960	0.00 to 0.00	3.07	3.52 to 3.52
	2020	383	21.28 to 21.28	8,152	0.00 to 0.00	3.03	3.43 to 3.43
	2019	388	20.58 to 20.58	7,990	0.00 to 0.00	2.39	13.51 to 13.51

Managed Volatility Growth Portfolio Series I(*)	2023	49	30.76 to 30.76	1,503	0.00 to 0.00	1.92	13.69 to 13.69
	2022	55	27.06 to 27.06	1,475	0.00 to 0.00	1.97	-14.86 to -14.86
	2021	84	31.78 to 31.78	2,671	0.00 to 0.00	2.52	12.82 to 12.82
	2020	55	28.17 to 28.17	1,539	0.00 to 0.00	2.25	-1.42 to -1.42
	2019	57	28.57 to 28.57	1,626	0.00 to 0.00	1.83	19.56 to 19.56

Managed Volatility Growth Portfolio Series NAV(*)	2023	2,404	25.48 to 25.48	61,256	0.00 to 0.00	2.09	13.81 to 13.81
	2022	2,454	22.39 to 22.39	54,940	0.00 to 0.00	2.39	-14.79 to -14.79

63 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2023

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)

Managed Volatility Growth Portfolio Series NAV(*)	2021	2,455	$ 26.28 to $ 26.28	$64,520	0.00 % to 0.00%	2.46%	12.86 % to 12.86%
	2020	1,777	23.28 to 23.28	41,367	0.00 to 0.00	2.27	-1.37 to -1.37
	2019	1,777	23.61 to 23.61	41,938	0.00 to 0.00	1.82	19.68 to 19.68

Managed Volatility Moderate Portfolio Series I(*)	2023	12	32.02 to 32.02	390	0.00 to 0.00	2.51	10.64 to 10.64
	2022	14	28.94 to 28.94	417	0.00 to 0.00	2.60	-14.87 to -14.87
	2021	15	34.00 to 34.00	520	0.00 to 0.00	2.72	7.89 to 7.89
	2020	16	31.51 to 31.51	507	0.00 to 0.00	2.75	3.31 to 3.31
	2019	17	30.50 to 30.50	517	0.00 to 0.00	2.11	16.72 to 16.72

Managed Volatility Moderate Portfolio Series NAV(*)	2023	467	23.85 to 23.85	11,139	0.00 to 0.00	2.46	10.79 to 10.79
	2022	542	21.52 to 21.52	11,673	0.00 to 0.00	2.74	-14.89 to -14.89
	2021	539	25.29 to 25.29	13,626	0.00 to 0.00	2.87	8.02 to 8.02
	2020	534	23.41 to 23.41	12,496	0.00 to 0.00	2.84	3.28 to 3.28
	2019	534	22.67 to 22.67	12,115	0.00 to 0.00	2.21	16.85 to 16.85

Mid Cap Growth Trust Series I(*)	2023	8	79.36 to 79.36	607	0.00 to 0.00	0.00	18.71 to 18.71
	2022	8	66.85 to 66.85	526	0.00 to 0.00	0.00	-34.64 to -34.64
	2021	8	102.28 to 102.28	813	0.00 to 0.00	0.00	3.54 to 3.54
	2020	8	98.79 to 98.79	807	0.00 to 0.00	0.00	65.39 to 65.39
	2019	8	59.73 to 59.73	504	0.00 to 0.00	0.00	34.53 to 34.53

Mid Cap Growth Trust Series NAV(*)	2023	21	173.60 to 173.60	3,718	0.00 to 0.00	0.00	18.87 to 18.87
	2022	19	146.04 to 146.04	2,828	0.00 to 0.00	0.00	-34.61 to -34.61
	2021	18	223.33 to 223.33	3,951	0.00 to 0.00	0.00	3.57 to 3.57
	2020	17	215.62 to 215.62	3,705	0.00 to 0.00	0.00	65.47 to 65.47
	2019	19	130.31 to 130.31	2,439	0.00 to 0.00	0.00	34.64 to 34.64

Mid Cap Index Trust Series I(*)	2023	6	89.54 to 89.54	522	0.00 to 0.00	1.04	16.01 to 16.01
	2022	7	77.18 to 77.18	548	0.00 to 0.00	1.11	-13.43 to -13.43
	2021	8	89.16 to 89.16	669	0.00 to 0.00	0.88	24.21 to 24.21
	2020	8	71.78 to 71.78	566	0.00 to 0.00	1.66	13.22 to 13.22
	2019	9	63.41 to 63.41	548	0.00 to 0.00	1.13	25.59 to 25.59

Mid Cap Index Trust Series NAV(*)	2023	83	58.95 to 58.95	4,869	0.00 to 0.00	1.14	16.01 to 16.01
	2022	84	50.82 to 50.82	4,250	0.00 to 0.00	1.13	-13.39 to -13.39
	2021	93	58.67 to 58.67	5,472	0.00 to 0.00	0.95	24.27 to 24.27
	2020	96	47.21 to 47.21	4,538	0.00 to 0.00	1.71	13.27 to 13.27
	2019	94	41.68 to 41.68	3,905	0.00 to 0.00	1.22	25.72 to 25.72

Mid Value Trust Series I(*)	2023	6	57.11 to 57.11	360	0.00 to 0.00	1.15	18.52 to 18.52
	2022	6	48.19 to 48.19	305	0.00 to 0.00	0.86	-4.31 to -4.31
	2021	7	50.36 to 50.36	345	0.00 to 0.00	0.95	24.34 to 24.34
	2020	7	40.50 to 40.50	297	0.00 to 0.00	1.74	9.60 to 9.60
	2019	7	36.95 to 36.95	274	0.00 to 0.00	1.14	19.54 to 19.54

Mid Value Trust Series NAV(*)	2023	16	88.09 to 88.09	1,446	0.00 to 0.00	1.25	18.65 to 18.65
	2022	18	74.24 to 74.24	1,350	0.00 to 0.00	0.87	-4.30 to -4.30
	2021	22	77.58 to 77.58	1,686	0.00 to 0.00	1.04	24.26 to 24.26
	2020	23	62.43 to 62.43	1,407	0.00 to 0.00	1.77	9.72 to 9.72
	2019	23	56.90 to 56.90	1,329	0.00 to 0.00	1.21	19.49 to 19.49

Money Market Trust Series I(*)	2023	139	14.91 to 14.91	2,071	0.00 to 0.00	4.66	4.76 to 4.76
	2022	141	14.24 to 14.24	2,012	0.00 to 0.00	1.27	1.28 to 1.28
	2021	145	14.06 to 14.06	2,041	0.00 to 0.00	0.00	0.00 to 0.00
	2020	148	14.06 to 14.06	2,084	0.00 to 0.00	0.31	0.30 to 0.30
	2019	153	14.02 to 14.02	2,145	0.00 to 0.00	1.92	1.92 to 1.92

Money Market Trust Series NAV(*)	2023	456	11.11 to 11.11	5,070	0.00 to 0.00	4.69	4.79 to 4.79
	2022	496	10.60 to 10.60	5,266	0.00 to 0.00	1.30	1.34 to 1.34
	2021	342	10.46 to 10.46	3,583	0.00 to 0.00	0.00	0.00 to 0.00
	2020	445	10.46 to 10.46	4,660	0.00 to 0.00	0.49	0.33 to 0.33
	2019	976	10.43 to 10.43	10,179	0.00 to 0.00	1.94	1.97 to 1.97

Opportunistic Fixed Income Trust Series I(*)	2023	5	26.10 to 26.10	141	0.00 to 0.00	2.59	8.23 to 8.23
	2022	6	24.11 to 24.11	142	0.00 to 0.00	2.69	-11.12 to -11.12
	2021	6	27.13 to 27.13	170	0.00 to 0.00	2.69	-2.02 to -2.02
	2020	6	27.69 to 27.69	177	0.00 to 0.00	3.95	13.80 to 13.80
	2019	6	24.33 to 24.33	156	0.00 to 0.00	6.69	6.38 to 6.38

Opportunistic Fixed Income Trust Series NAV(*)	2023	42	37.45 to 37.45	1,573	0.00 to 0.00	3.02	8.21 to 8.21
	2022	33	34.61 to 34.61	1,154	0.00 to 0.00	2.81	-10.96 to -10.96
	2021	33	38.87 to 38.87	1,282	0.00 to 0.00	2.93	-2.06 to -2.06
	2020	32	39.68 to 39.68	1,274	0.00 to 0.00	4.03	13.90 to 13.90
	2019	33	34.84 to 34.84	1,137	0.00 to 0.00	6.36	6.37 to 6.37

PIMCO All Asset	2023	31	32.18 to 22.79	710	0.00 to 0.00	2.61	7.83 to 7.83
	2022	30	29.84 to 21.14	634	0.00 to 0.00	7.36	-12.12 to -12.12

64 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2023

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)

PIMCO All Asset	2021	29	$ 33.96 to $ 24.06	$696	0.00 % to 0.00%	10.62%	15.90 % to 15.90%
	2020	28	29.30 to 20.76	589	0.00 to 0.00	4.65	7.74 to 7.74
	2019	27	27.19 to 19.26	526	0.00 to 0.00	2.65	11.44 to 11.44

Real Estate Securities Trust Series I(*)	2023	2	81.78 to 81.78	177	0.00 to 0.00	2.26	13.02 to 13.02
	2022	2	72.36 to 72.36	157	0.00 to 0.00	1.10	-28.51 to -28.51
	2021	2	101.22 to 101.22	232	0.00 to 0.00	1.46	46.78 to 46.78
	2020	2	68.95 to 68.95	166	0.00 to 0.00	2.08	-5.64 to -5.64
	2019	2	73.08 to 73.08	179	0.00 to 0.00	2.18	29.40 to 29.40

Real Estate Securities Trust Series NAV(*)	2023	11	227.53 to 227.53	2,527	0.00 to 0.00	2.41	13.06 to 13.06
	2022	10	201.24 to 201.24	1,970	0.00 to 0.00	1.18	-28.45 to -28.45
	2021	10	281.26 to 281.26	2,756	0.00 to 0.00	1.54	46.80 to 46.80
	2020	10	191.60 to 191.60	1,866	0.00 to 0.00	2.17	-5.58 to -5.58
	2019	9	202.92 to 202.92	1,916	0.00 to 0.00	2.16	29.47 to 29.47

Science & Technology Trust Series I(*)	2023	9	61.30 to 61.30	550	0.00 to 0.00	0.00	54.68 to 54.68
	2022	10	39.63 to 39.63	399	0.00 to 0.00	0.00	-35.67 to -35.67
	2021	10	61.61 to 61.61	646	0.00 to 0.00	0.00	8.53 to 8.53
	2020	10	56.77 to 56.77	558	0.00 to 0.00	0.00	57.46 to 57.46
	2019	10	36.05 to 36.05	377	0.00 to 0.00	0.12	38.06 to 38.06

Science & Technology Trust Series NAV(*)	2023	72	102.73 to 102.73	7,416	0.00 to 0.00	0.00	54.73 to 54.73
	2022	73	66.39 to 66.39	4,840	0.00 to 0.00	0.00	-35.64 to -35.64
	2021	75	103.16 to 103.16	7,716	0.00 to 0.00	0.00	8.58 to 8.58
	2020	76	95.00 to 95.00	7,240	0.00 to 0.00	0.00	57.58 to 57.58
	2019	79	60.29 to 60.29	4,763	0.00 to 0.00	0.18	38.09 to 38.09

Select Bond Trust Series I(*)	2023	2	12.71 to 12.71	24	0.00 to 0.00	3.18	6.10 to 6.10
	2022	3	11.98 to 11.98	33	0.00 to 0.00	3.02	-14.20 to -14.20
	2021	3	13.97 to 13.97	39	0.00 to 0.00	2.78	-1.19 to -1.19
	2020	3	14.14 to 14.14	41	0.00 to 0.00	3.39	9.08 to 9.08
	2019	2	12.96 to 12.96	24	0.00 to 0.00	2.67	8.94 to 8.94

Select Bond Trust Series NAV(*)	2023	104	12.79 to 12.79	1,331	0.00 to 0.00	3.30	6.15 to 6.15
	2022	101	12.05 to 12.05	1,215	0.00 to 0.00	3.08	-14.16 to -14.16
	2021	101	14.04 to 14.04	1,419	0.00 to 0.00	2.90	-1.15 to -1.15
	2020	100	14.20 to 14.20	1,417	0.00 to 0.00	3.12	9.13 to 9.13
	2019	101	13.01 to 13.01	1,315	0.00 to 0.00	2.71	9.01 to 9.01

Short Term Government Income Trust Series I(*)	2023	11	11.17 to 11.17	127	0.00 to 0.00	1.43	3.92 to 3.92
	2022	12	10.75 to 10.75	134	0.00 to 0.00	1.47	-6.49 to -6.49
	2021	13	11.49 to 11.49	150	0.00 to 0.00	1.78	-1.59 to -1.59
	2020	13	11.68 to 11.68	146	0.00 to 0.00	1.70	3.60 to 3.60
	2019	13	11.27 to 11.27	148	0.00 to 0.00	1.18	3.39 to 3.39

Short Term Government Income Trust Series NAV(*)	2023	74	11.24 to 11.24	826	0.00 to 0.00	1.89	3.87 to 3.87
	2022	62	10.82 to 10.82	669	0.00 to 0.00	1.53	-6.43 to -6.43
	2021	63	11.56 to 11.56	725	0.00 to 0.00	1.84	-1.53 to -1.53
	2020	61	11.74 to 11.74	720	0.00 to 0.00	1.76	3.65 to 3.65
	2019	55	11.33 to 11.33	619	0.00 to 0.00	1.71	3.44 to 3.44

Small Cap Index Trust Series I(*)	2023	3	60.05 to 60.05	208	0.00 to 0.00	1.22	16.50 to 16.50
	2022	4	51.55 to 51.55	187	0.00 to 0.00	1.02	-20.65 to -20.65
	2021	4	64.97 to 64.97	237	0.00 to 0.00	0.57	14.49 to 14.49
	2020	4	56.74 to 56.74	215	0.00 to 0.00	1.44	19.29 to 19.29
	2019	4	47.57 to 47.57	187	0.00 to 0.00	1.00	25.05 to 25.05

Small Cap Index Trust Series NAV(*)	2023	79	48.11 to 48.11	3,793	0.00 to 0.00	1.30	16.52 to 16.52
	2022	78	41.29 to 41.29	3,237	0.00 to 0.00	1.06	-20.63 to -20.63
	2021	83	52.02 to 52.02	4,333	0.00 to 0.00	0.66	14.59 to 14.59
	2020	81	45.40 to 45.40	3,670	0.00 to 0.00	1.61	19.32 to 19.32
	2019	64	38.05 to 38.05	2,436	0.00 to 0.00	1.04	25.07 to 25.07

Small Cap Opportunities Trust Series I(*)	2023	2	82.14 to 82.14	181	0.00 to 0.00	0.41	18.05 to 18.05
	2022	2	69.58 to 69.58	154	0.00 to 0.00	0.51	-10.07 to -10.07
	2021	2	77.37 to 77.37	172	0.00 to 0.00	0.49	31.10 to 31.10
	2020	2	59.02 to 59.02	132	0.00 to 0.00	0.73	9.88 to 9.88
	2019	2	53.71 to 53.71	127	0.00 to 0.00	0.41	25.54 to 25.54

Small Cap Opportunities Trust Series NAV(*)	2023	58	40.63 to 40.63	2,368	0.00 to 0.00	0.48	18.12 to 18.12
	2022	51	34.40 to 34.40	1,768	0.00 to 0.00	0.56	-10.04 to -10.04
	2021	53	38.24 to 38.24	2,040	0.00 to 0.00	0.56	31.16 to 31.16
	2020	51	29.15 to 29.15	1,495	0.00 to 0.00	0.86	9.93 to 9.93
	2019	37	26.52 to 26.52	986	0.00 to 0.00	0.46	25.60 to 25.60

Small Cap Stock Trust Series I(*)	2023	2	52.31 to 52.31	117	0.00 to 0.00	0.00	16.11 to 16.11
	2022	2	45.05 to 45.05	90	0.00 to 0.00	0.00	-31.12 to -31.12

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2023

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)

Small Cap Stock Trust Series I(*)	2021	2	$ 65.40 to $ 65.40	$127	0.00 % to 0.00%	0.00	1.20 % to 1.20%
	2020	1	64.63 to 64.63	54	0.00 to 0.00	0.00	51.55 to 51.55
	2019	1	42.64 to 42.64	44	0.00 to 0.00	0.00	38.02 to 38.02

Small Cap Stock Trust Series NAV(*)	2023	39	62.37 to 62.37	2,413	0.00 to 0.00	0.00	16.32 to 16.32
	2022	37	53.62 to 53.62	1,983	0.00 to 0.00	0.00	-31.13 to -31.13
	2021	40	77.86 to 77.86	3,083	0.00 to 0.00	0.00	1.27 to 1.27
	2020	38	76.89 to 76.89	2,959	0.00 to 0.00	0.00	51.62 to 51.62
	2019	38	50.71 to 50.71	1,926	0.00 to 0.00	0.00	38.10 to 38.10

Small Cap Value Trust Series I(*)	2023	1	41.18 to 41.18	29	0.00 to 0.00	0.39	14.01 to 14.01
	2022	1	36.12 to 36.12	27	0.00 to 0.00	0.87	-10.24 to -10.24
	2021	1	40.24 to 40.24	31	0.00 to 0.00	0.51	26.18 to 26.18
	2020	1	31.89 to 31.89	26	0.00 to 0.00	1.07	-6.70 to -6.70
	2019	1	34.18 to 34.18	29	0.00 to 0.00	0.54	26.52 to 26.52

Small Cap Value Trust Series NAV(*)	2023	21	116.29 to 116.29	2,454	0.00 to 0.00	0.44	14.07 to 14.07
	2022	21	101.95 to 101.95	2,135	0.00 to 0.00	0.87	-10.25 to -10.25
	2021	24	113.59 to 113.59	2,716	0.00 to 0.00	0.56	26.30 to 26.30
	2020	25	89.94 to 89.94	2,253	0.00 to 0.00	1.20	-6.68 to -6.68
	2019	23	96.38 to 96.38	2,184	0.00 to 0.00	0.64	26.62 to 26.62

Small Company Value Trust Series I(*)	2023	1	75.15 to 75.15	95	0.00 to 0.00	0.26	13.49 to 13.49
	2022	1	66.22 to 66.22	92	0.00 to 0.00	0.00	-18.73 to -18.73
	2021	1	81.49 to 81.49	122	0.00 to 0.00	0.30	22.70 to 22.70
	2020	2	66.41 to 66.41	106	0.00 to 0.00	0.30	9.25 to 9.25
	2019	2	60.79 to 60.79	100	0.00 to 0.00	0.87	25.53 to 25.53

Small Company Value Trust Series NAV(*)	2023	28	43.12 to 43.12	1,187	0.00 to 0.00	0.33	13.52 to 13.52
	2022	32	37.99 to 37.99	1,208	0.00 to 0.00	0.00	-18.70 to -18.70
	2021	24	46.72 to 46.72	1,120	0.00 to 0.00	0.36	22.81 to 22.81
	2020	25	38.04 to 38.04	945	0.00 to 0.00	0.35	9.25 to 9.25
	2019	24	34.82 to 34.82	840	0.00 to 0.00	0.94	25.65 to 25.65

Strategic Income Opportunities Trust Series I(*)	2023	7	32.34 to 32.34	230	0.00 to 0.00	3.79	7.37 to 7.37
	2022	7	30.12 to 30.12	210	0.00 to 0.00	3.46	-10.06 to -10.06
	2021	7	33.49 to 33.49	248	0.00 to 0.00	3.37	0.90 to 0.90
	2020	7	33.19 to 33.19	241	0.00 to 0.00	1.72	8.59 to 8.59
	2019	7	30.56 to 30.56	219	0.00 to 0.00	2.99	10.91 to 10.91

Strategic Income Opportunities Trust Series NAV(*)	2023	121	24.11 to 24.11	2,925	0.00 to 0.00	3.75	7.54 to 7.54
	2022	104	22.42 to 22.42	2,329	0.00 to 0.00	3.56	-10.05 to -10.05
	2021	104	24.92 to 24.92	2,603	0.00 to 0.00	3.50	0.95 to 0.95
	2020	99	24.69 to 24.69	2,439	0.00 to 0.00	1.77	8.61 to 8.61
	2019	98	22.73 to 22.73	2,228	0.00 to 0.00	2.93	11.00 to 11.00

TOPS Aggressive Growth ETF Portfolio - Class 2	2023 (e)	7	19.46 to 19.46	142	0.00 to 0.00	1.13	17.37 to 17.37

TOPS Growth ETF Portfolio - Class 2	2023	0	19.06 to 19.06	8	0.00 to 0.00	1.30	16.08 to 16.08
	2022 (e)	0	16.42 to 16.42	7	0.00 to 0.00	2.53	-14.70 to -14.70

TOPS Moderate Growth ETF Portfolio - Class 2	2023	9	14.86 to 14.86	128	0.00 to 0.00	2.23	13.48 to 13.48
	2022 (e)	6	13.10 to 13.10	78	0.00 to 0.00	0.00	-12.90 to -12.90

Total Bond Market Series Trust NAV(*)	2023	68	26.05 to 26.05	1,773	0.00 to 0.00	2.77	5.28 to 5.28
	2022	64	24.74 to 24.74	1,592	0.00 to 0.00	2.69	-13.36 to -13.36
	2021	66	28.56 to 28.56	1,879	0.00 to 0.00	2.71	-1.86 to -1.86
	2020	47	29.10 to 29.10	1,372	0.00 to 0.00	2.62	7.38 to 7.38
	2019	33	27.10 to 27.10	899	0.00 to 0.00	2.41	8.30 to 8.30

Total Stock Market Index Trust Series I(*)	2023	4	59.50 to 59.50	259	0.00 to 0.00	1.06	25.53 to 25.53
	2022	5	47.40 to 47.40	218	0.00 to 0.00	1.05	-20.41 to -20.41
	2021	5	59.56 to 59.56	299	0.00 to 0.00	1.07	24.45 to 24.45
	2020	5	47.86 to 47.86	261	0.00 to 0.00	1.80	21.44 to 21.44
	2019	7	39.41 to 39.41	257	0.00 to 0.00	1.53	29.63 to 29.63

Total Stock Market Index Trust Series NAV(*)	2023	60	199.12 to 199.12	11,897	0.00 to 0.00	1.14	25.58 to 25.58
	2022	60	158.56 to 158.56	9,494	0.00 to 0.00	1.14	-20.34 to -20.34
	2021	60	199.04 to 199.04	11,918	0.00 to 0.00	1.19	24.51 to 24.51
	2020	55	159.85 to 159.85	8,829	0.00 to 0.00	2.00	21.50 to 21.50
	2019	44	131.56 to 131.56	5,755	0.00 to 0.00	1.66	29.70 to 29.70

Ultra Short Term Bond Trust Series I(*)	2023	49	11.13 to 11.13	540	0.00 to 0.00	2.81	4.59 to 4.59
	2022	51	10.64 to 10.64	546	0.00 to 0.00	1.45	-0.85 to -0.85
	2021	54	10.73 to 10.73	575	0.00 to 0.00	1.86	-0.46 to -0.46
	2020	56	10.78 to 10.78	609	0.00 to 0.00	1.86	1.46 to 1.46
	2019	59	10.63 to 10.63	629	0.00 to 0.00	5.31	3.12 to 3.12

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2023

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)

Ultra Short Term Bond Trust Series NAV(*)	2023	50	$ 11.22 to $ 11.22	$561	0.00 % to 0.00%	2.96%	4.74 % to 4.74%
	2022	56	10.71 to 10.71	598	0.00 to 0.00	1.44	-0.87 to -0.87
	2021	49	10.80 to 10.80	528	0.00 to 0.00	1.95	-0.41 to -0.41
	2020	53	10.85 to 10.85	571	0.00 to 0.00	2.01	1.62 to 1.62
	2019	46	10.68 to 10.68	494	0.00 to 0.00	2.07	3.08 to 3.08

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2023

7. Unit Values (continued):

(*) Sub-account that invests in affiliated Trust.

(a) As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b) These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as “ Revenue from underlying fund (12b-1, ST A, Other)” and “Revenue from Sub-account” (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). T he ratios include only those expenses that result in a direct reduction to unit value s. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c) These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d) These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(e) Sub-account available in prior year but no activity.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2023

8. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9. Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-accounts and are reflected as terminations.

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